  SCHEDULE 14C PRELIMINARY

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
[]	Definitive Information Statement
[ ]	Definitive Additional Materials

AMERICAN CANNABIS COMPANY, INC.
(Name of Registrant as Specified in its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

(Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

o	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

o	Fee paid previously with preliminary materials.

o	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Contact Person:

Mailander Law Office, Inc.

Tad Mailander

4811 49th Street

San Diego, CA 92115

(619) 549-1442

AMERICAN CANNABIS COMPANY, INC.

200 UNION STREET, STE. 200

LAKEWOOD, CO 80228

(303) 974-4770

__________

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

__________

NOTICE OF ACTION TAKEN BY UNANIMOUS WRITTEN CONSENT OF
THE BOARD OF DIRECTORS AND MAJORITY VOTE OF 52% OF THE STOCKHOLDERS ELIGIBLE TO VOTE ON SEPTEMBER 5, 2023.

To the Stockholders of AMERICAN CANNABIS COMPANY, INC.:

The enclosed Preliminary Information Statement is being distributed and published to the holders of record of common stock, par value $0.00001 per share ("Common Stock"), of American Cannabis Company, Inc., a Delaware corporation (the "Company" or "we") as of the close of business on September 5, 2023, under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The purpose of the enclosed Preliminary Information Statement is to inform our stockholders of action taken by written consent by the holders of a majority of our outstanding voting stock pursuant to Title 8, Chapter 1, § 242(a)(1)(3), and § 242(b)(1)(2) of the Delaware General Corporation Law ("DGCL"), and Article II Section 9 of the Company’s By-laws. The enclosed Preliminary Information Statement shall be considered the notice required under Section 228 of the DGCL.

The following actions were authorized, by written consent, by holders of a majority of our outstanding voting stock on September 5, 2023 (the "Written Consent"):

·	The terms and conditions of the Agreement and Plan of Merger ("Agreement") with HyperScale Nexus Holding Corporation ("HyperScale"), previously disclosed on Form 8-K on September 5, 2023, are fair, just, and reasonable to the Company and its shareholders and that it is in the best interests of the Company and its shareholders for the Company to enter into the Agreement and all related transactions, on the terms and conditions set forth in the Agreement and all agreements and transactions contemplated thereby.

The Written Consent constitutes the only stockholder approval required under the Delaware General Corporation Law, our Certificate of Incorporation and Bylaws to approve the corporate actions. No consents or proxies are being requested from stockholders, and our Board of Directors is not soliciting your consent or your proxy in connection with these actions. Pursuant to Rule 14c-2 under the Exchange Act, the transaction approved in the Written Consent will not become effective until the Definitive Information Statement is first mailed or otherwise published to our stockholders entitled to receive notice thereof.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Important Notice Regarding the Availability of the Materials in Connection with this Information Statement:

We will furnish a copy of this Information Statement, without charge, to any stockholder upon written request to the following address: 200 Union Street, Ste. 200, Lakewood, CO 80228, Attention: Chief Financial Officer.

By Order of the Board of Directors,

/s/ Ellis Smith
Principal Executive Officer
Lakewood, CO 80228
September 21, 2023

AMERICAN CANNABIS COMPANY, INC.

200 UNION STREET, STE. 200

LAKEWOOD, CO 80228

(303) 974-4770

__________________________________________

PRELIMINARY INFORMATION STATEMENT

_____________________________________

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

PRELIMINARY INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS PRELIMINARY INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE SHARE EXCHANGE DESCRIBED IN THIS INFORMATION STATEMENT.

This Information Statement advises stockholders of American Cannabis Company, Inc. (the "Company") of:

·	The consent of a majority of shareholders eligible to vote approving and consenting to the Agreement and Plan of Merger ("Agreement") with HyperScale Nexus Holding Corporation, a Nevada corporation ("HyperScale"), previously disclosed on Form 8-K on September 5, 2023. The majority shareholders determined that the terms and conditions of the Agreement are fair, just, and reasonable to the Company and its shareholders and that it is in the best interests of the Company and its shareholders for the Company to enter into the Agreement and all related transactions, on the terms and conditions set forth in the Agreement and all agreements and transactions contemplated thereby.

Our Board of Directors approved the Certificate of Amendment on September 5, 2023, and approved the close of markets on September 5, 2023, as the record date for determining shareholders eligible to vote to approve the Amendment (the "Voting Record Date"). The transaction was subsequently approved, by Written Consent, by stockholders holding 52.402% of our outstanding voting Common Stock on the Voting Record Date.

The corporate action will not become effective until 20 calendar days after a Definitive Information Statement is first filed with the SEC and the filing of a certificate of merger (the "Certificate of Merger") with the Secretary of State of Delaware in such form as is required by and executed and acknowledged in accordance with, the provisions of the DGCL ("Effective Time").

Table of Contents

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS	7
QUESTIONS AND ANSWERS	7
DESCRIPTION OF THE COMPANY’S CAPITAL STOCK	10
Vote Obtained – Title 8 Section 228 of the Delaware General Corporation Law	11
ACTION ONE	11
APPROVAL OF ENTRY INTO THE MATERIAL DEFINITIVE AGREEMENT AND SHARE EXCHANGE.	11
General Discussion of the Share Exchange Transaction in the Material Definitive Agreement.	11
Voting Securities of the Company Pre-Closing of the Material Definitive Agreement.	12
Voting Securities of HyperScale Pre-Closing of the Material Definitive Agreement.	13
Voting Securities of the Company At the Post-Transaction Date.	13
Security Ownership of Certain Beneficial Owners of More than Five Percent of our Common Stock	13
Security Ownership of Management	14
Change of Control	14
No Dissenters Rights	14
Accounting Matters	14
Tax Consequences to Common Stockholders	15
Tax Consequences for the Company	15
Fractional Shares	15
Share Certificate Transfer Instructions	16
DISTRIBUTION AND COSTS	16
OVERVIEW OF BUSINESS	16
American Cannabis Company, Inc.	16
Industry and Regulatory Overview	17
Business Overview	19
Consulting Services	20
Equipment and Supplies	21
Naturaleaf	22
Market For Common Equity, Related Stockholder Matters, And Issuer Purchases of Equity Securities	23
Dividend Policy	24
Employees	24
Intellectual Property	24
Significant Customers	25
Competition	25
Properties	25
Legal Proceedings	26
Experts	26
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.	27
Directors, Officers, and Corporate Governance	27
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	28
HyperScale Nexus Holding Corporation	39
Corporate Overview	39
Contract with xFusion Digital Technologies Co., Ltd.	40
Memorandum of Understanding to Form a Joint Venture with Silicon Tech Park.	41
Products and Services	41
Market For Common Equity, Related Stockholder Matters, Market Information	45
Dividends	45
Equity Compensation Plans	45
Markets and Regulation	45
Employees	46
Intellectual Property	46
Sales and Marketing	46
Principal Suppliers	47
Competition	48
Significant Customers	49
Properties	49
Legal Proceedings	49
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.	49
Directors, Officers, and Corporate Governance	49
IMPLICATIONS OF BEING AN EMERGING GROWTH COMPANY, SMALLER REPORTING COMPANY AND CONTROLLED COMPANY.	50
Exhibits	52
WHERE YOU CAN FIND MORE INFORMATION	52

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

On September 5, 2023, the Company's Board of Directors met to consider the advisability of entering into an agreement and plan of merger ("Material Definitive Agreement) with HyperScale. By resolution dated September 5, 2023, the Board unanimously agreed to execute the Material Definitive Agreement and to recommend to the shareholders their approval of the transaction, pursuant to the DGCL and the Company's restated by-laws. The Board set the Voting Record Date of September 5, 2023. The Company filed Form 8-K disclosing our entry into the Material Definitive Agreement on September 5, 2023.

Under the DGCL and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. As the holders of the Company’s Common Stock are entitled to vote on such matters, approval of the Amendment requires the approval of a majority of the Company’s outstanding voting rights. On the Voting Record Date, the Company had 171,402,938 shares of common stock issued and outstanding, with the holders thereof being entitled to cast one vote per share. The written consent was executed by Timothy Matula, the beneficial owner of 16,250,000 shares, or 9.536% of the Company's common stock), Kristian Kvavik, the beneficial owner of 16,250,000 shares, or 9.536% of the Company's common stock, Thomas Stray, the beneficial owner of 16,250,000 shares, or 9.536% of the Company's common stock, Tad Mailander, the beneficial owner of 18,000,000 shares or 10.563% of the Company's common stock, and Ellis Smith, the beneficial owner of 22,546,853 shares or 13.231% of the Company's common stock, who together held 52.402% of the Company’s outstanding voting stock as of the Voting Record Date.

We have obtained all necessary corporate approvals in connection with the Material Definitive Agreement and share exchange transactions contemplated therein. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in the Material Definitive Agreement or this Information Statement. This Information Statement is furnished solely for the purposes of advising stockholders of the action approved by the Written Consent and giving stockholders notice of the transactions contemplated in the Material Definitive Agreement as required by the DGCL and the Exchange Act. There are no dissenter rights associated with the share exchange transaction under the DGCL, and no fractional shares shall be issued in connection with the share exchange transaction contemplated by the Material Definitive Agreement.

As the transactions contemplated by the Material Definitive Agreement were approved by the Written Consent, there will be no stockholders’ meeting, and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

QUESTIONS AND ANSWERS

The following questions and answers are intended to briefly address some commonly asked questions regarding the transaction, the Agreement and Plan of Merger, and the Share Exchange. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the information and documents contained elsewhere in this Information Statement, which you should read carefully and in their entirety.

Q: Why am I receiving this Information Statement?

Upon closing of the Agreement and Plan of Merger and Share Exchange, shares of HyperScale common stock will be issued to holders of shares of the Company based upon an exchange ratio of one share of HyperScale common stock for every 300 shares of Company common stock. Each holder of Company common stock will be guaranteed to own after the closing of the transaction the greater of either: (i) One hundred (100) shares of HyperScale Common Stock or (ii) The number of shares of HyperScale Common Stock that represents a value of at least $2,500. Pursuant to the Agreement and Plan of Merger, HyperScale Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of HyperScale, will merge with and into the Company, with the Company surviving as an independent wholly-owned subsidiary of HyperScale, and HyperScale Merger Sub will cease to exist. The Company, as a wholly owned subsidiary of HyperScale, will maintain its registered office in the State of Colorado. The transaction will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware executed in accordance with, and in such form as is required by, the relevant provisions of the DGCL.

Q: Who is HyperScale?

Following the Closing, the sole business and operations will be the business and operations of HyperScale, and the Company will continue to run and operate its business and operations independently of HyperScale as a wholly owned subsidiary. HyperScale is a Nevada corporation formed on July 3, 2023, whose business includes leveraging its acquisition agreement with xFusion Digital Technologies, Co., Ltd. to provide NVIDIA H-100 GPU chipsets to existing Tier 3 Internet data centers, developing its own tier 3 Internet data centers utilizing the NVIDIA H-100 GPU chipsets, and providing management and consulting services to existing Tier 3 data centers as an "Internet as a Service" provider.

Q: What is the shareholder approval required to approve the transaction?

Under the DGCL and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. As the holders of the Company’s Common Stock are entitled to vote on such matters, approval of the Amendment requires the approval of a majority of the Company’s outstanding voting rights. On the Voting Record Date, 52.402% of the Company’s outstanding voting stock approved the entry into the Agreement and Plan of Merger. No meeting of the shareholders is required. Under Section 262 of the DGCL (8 Del. C. §262(b)(1), no dissenter's rights or appraisal rights are provided in a share exchange transaction.

Q: Is closing of the Agreement and Plan of Merger and Share Exchange contingent upon any future approval by the holders of HyperScale common stock?

Following the execution of the Agreement and Plan of Merger and Share Exchange, HyperScale obtained all approvals and consents of the holders of its capital stock necessary to affect the Agreement and Plan of Merger and the other transactions contemplated by the Agreement and Plan of Merger. No further approvals by the holders of HyperScale capital stock are required to consummate the transaction other than those already obtained.

Q: Has the board of directors of the Company and HyperScale approved the Agreement and Plan of Merger and Share Exchange?

Yes. The board of directors of each of the Company and HyperScale have approved the transaction and recommended that the stockholders of the Company and the shareholders of HyperScale, respectively, vote in favor of the Agreement and Plan of Merger and Share Exchange and related transactions. As noted above, HyperScale has already obtained all approvals and consents of the holders of its capital stock necessary to affect the transactions contemplated by the Agreement and Plan of Merger and Share Exchange.

Q: What are the conditions to the consummation of the Agreement and Plan of Merger and Share Exchange?

In addition to approval of the respective shareholders as described above, completion of the transaction is subject to the satisfaction of a number of other conditions, including (among others) the effectiveness of an S-4 Registration Statement; the accuracy of representations and warranties under the Agreement and Plan of Merger and Share Exchange (subject to certain materiality exceptions); the absence of a material adverse effect on the respective parties; and, the parties respective performance of their respective obligations under the Agreement and Plan of Merger and Share Exchange.

Q: When is the transaction expected to be closed?

Subject to the satisfaction or waiver of the closing conditions described in the Agreement and Plan of Merger and Share Exchange, the parties expect that the transaction will be consummated by or about October 31, 2023. However, it is possible that factors outside the control of both companies could result in the transaction being closed at a different time. The Parties shall file with the Secretary of State of the State of Delaware a certificate of merger (the "Certificate of Merger") in such form as is required by and executed and acknowledged in accordance with the provisions of the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as the Parties shall agree in compliance with the DGCL and as shall be set forth in the Certificate of Merger. The Company will update shareholders as necessary by filing Form 8-K with the SEC.

Q: What happens if the transaction is not closed?

If the Agreement and Plan of Merger and Share Exchange is not closed for any reason, neither the Company equity holders nor the HyperScale equity holders will receive shares of HyperScale common stock in exchange for their American Cannabis Company equity, as applicable, and the parties would revert to their pre-transaction positions.

Q: What will Company stockholders receive if the transaction is closed?

At the effective time of the consummation of the Agreement and Plan of Merger and Share Exchange, each holder of shares of Company common stock will automatically receive one share of HyperScale common stock for each 300 shares of Company common stock beneficially owned. The number of HyperScale shares exchanged to each Company equity holder shall be not less than the greater of either (i) One hundred (100) shares of HyperScale Common Stock post-transaction or (ii) The number of shares of HyperScale Common Stock that represents a value of at least $2,500.

Q: Do any of the directors or executive officers of the Company or HyperScale have any interests in the transaction that may be different from, or in addition to, those of the Company's stockholders?

In considering the Agreement and Plan of Merger and Share Exchange, you should be aware that the directors and executive officers of the Company and HyperScale may have interests in the transaction that may be different from, or in addition to, those of the Company's stockholders generally. Tad Mailander is a common director of both the Company and HyperScale and a Company shareholder. Mr. Mailander informed the Company board of these facts and took no part in the Company board's action to approve the entry into the Agreement and Plan of Merger and Share Exchange. The independent members of the board of directors of the Company were aware of and considered these interests, among other matters, in evaluating and approving the Agreement and Plan of Merger and Share Exchange and in approving and recommending that their respective shareholders (as applicable) vote to adopt the terms and conditions in the Agreement and Plan of Merger and Share Exchange.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

General

The Company’s authorized capital stock currently consists of a total of 500,000,000 shares of Common Stock, par value of $0.00001 per share, and 5,000,000 shares of preferred stock, $0.01 par value per share (the "Preferred Stock"). As of the Voting Record Date, there were (i) 171,402,938 outstanding shares of Common Stock and (ii) no shares of preferred stock outstanding.

Common Stock

Holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the Company’s stockholders. Holders of Common Stock are entitled to receive ratably any dividends that the Board may declare out of legally available funds. Upon the Company’s liquidation, dissolution, or winding up, the holders of Common Stock are entitled to receive ratably the Company’s net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding Preferred Stock. Holders of Common Stock have no preemptive, subscription, redemption, or conversion rights. The outstanding shares of Common Stock are fully paid and nonassessable. The rights, preferences, and privileges of holders of Common Stock are also subject to and may be adversely affected by the rights of holders of shares of any series of Preferred Stock that the Company may designate and issue in the future without further stockholder approval. As of the Voting Record Date, we have no designated issued and outstanding shares of Preferred Stock.

Preferred Stock

We are currently authorized to issue from time to time up to an aggregate of 5,000,000 shares of Preferred Stock in one or more series and to fix or alter the designations, preferences, rights, qualifications, limitations, or restrictions of the shares of each series, including the dividend rights, dividend rates, conversion rights, voting rights, term of redemption including sinking fund provisions, redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of such series without further vote or action by the stockholders. The designation and issuance of Preferred Stock may have the effect of delaying, deferring, or preventing a change in control of management without further action by the stockholders and may adversely affect the voting and other rights of the holders of Common Stock. The issuance of Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others. As of the Voting Record Date, we have no designated issued and outstanding shares of Preferred Stock.

Vote Obtained – Title 8 Section 228 of the Delaware General Corporation Law

Section 228 of the DGCL provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Actions and to effectuate the Actions as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize and did, in fact, obtain, the written consent of the holders of a majority of the voting power of the Company. The consenting shareholders, including our officers and directors, and their respective approximate ownership percentage of the voting stock of the Company as of the Voting Record Date, which totals in the aggregate 52.402% of the outstanding voting stock, are as follows: Timothy Matula, the beneficial owner of 16,250,000 shares, or 9.536% of the Company's common stock), Kristian Kvavik, the beneficial owner of 16,250,000 shares, or 9.536% of the Company's common stock, Thomas Stray, the beneficial owner of 16,250,000 shares, or 9.536% of the Company's common stock, Tad Mailander, the beneficial owner of 18,000,000 shares or 10.563% of the Company's common stock, and Ellis Smith, the beneficial owner of 22,546,853 shares or 13.231% of the Company's common stock, who together held 52.402% of the Company’s outstanding voting stock as of the Voting Record Date.

Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. This Information Statement is intended to provide such notice. This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the Company’s stockholders on the Record Date. The corporate action described herein will be effective approximately 20 days (the "20-day Period") after the mailing or filing of the Definitive Information Statement with the SEC. The 20-day Period is expected to conclude on or about October 9, 2023.

The Company will bear the entire cost of furnishing this and the Definitive Information Statement.

ACTION ONE

APPROVAL OF ENTRY INTO THE MATERIAL DEFINITIVE AGREEMENT AND SHARE EXCHANGE.

General Discussion of the Share Exchange Transaction in the Material Definitive Agreement.

The transactions contemplated by the Material Definitive Agreement include the following:

o	Pursuant to the Merger Agreement, HyperScale Nexus Merger Sub ("Merger Sub") at the Effective Time, will be merged with and into the Company, and afterward, the separate corporate existence of Merger Sub shall cease by operation of law, and the Company shall continue as the Surviving Company and wholly owned subsidiary of HyperScale. As part of the transactions contemplated by the Material Definitive Agreement, and subject to such equitable adjustments made by the parties pursuant to Section 3.1(b) of the Material Definitive Agreement, each three hundred (300) shares of common stock of the Company, par value $0.00001 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one (1) fully paid and nonassessable share of common stock, par value $0.001 per shares, of HyperScale.

o	All tangible and intangible assets, property, rights, privileges, powers, and franchises of the Company shall vest in us as the surviving company, and all debts, liabilities, and duties of the Company shall become separate debts, liabilities, and duties of us as the Surviving Company, and wholly owned subsidiary of HyperScale, all as provided under the DGCL. HyperScale expressly and explicitly will not and does not assume, and shall not be responsible for, any of our debts, liabilities, obligations, or commitments, whether known or unknown, contingent or otherwise, of us as the surviving company. All liabilities shall remain the sole responsibility and obligation of us as the surviving company, and any claims, actions, or demands related to such liabilities shall be asserted against and satisfied solely from the assets and resources of us as the surviving company as Wholly Owned Subsidiary. HyperScale shall not take any actions, directly or indirectly, that would result in the assumption of any our liabilities, including, without limitation, the execution of any documents or agreements that could be construed as an assumption of such liabilities. This Information Statement shall serve as notification to all third parties having existing contractual relationships or obligations, including creditors and suppliers, of the consummation of the merger and the fact that HyperScale is not assuming any liabilities of the Company.

o	Subject to the equitable adjustments provided in the Material Definitive Agreement at the Effective Time, the number of shares of HyperScale Common Stock exchanged with the Company's shareholders shall be not less than the greater of either: (i) One hundred (100) shares of HyperScale Common Stock post-transaction, or (ii) The number of shares of HyperScale Common Stock that represents a value of at least $2,500.

The foregoing does not purport to describe the transactions contemplated by the Merger Agreement fully. See the sections entitled "Material Definitive Agreement," which is attached as an exhibit hereto.

Voting Securities of the Company Pre-Closing of the Material Definitive Agreement.

Our authorized capital stock consists of 500,000,000 shares of common stock, with a par value of $0.00001 per share, and 5,000,000 shares of preferred stock, with a par value of $0.01 per share. As of Voting Effective Date, there were 171,402,938 shares of our common stock issued and outstanding, and no shares of preferred stock issued and outstanding.

Voting Securities of HyperScale Pre-Closing of the Material Definitive Agreement.

The authorized capital stock of HyperScale Nexus Holding Corporation consists of 100,000,000 shares of common stock with a par value of $0.001 per share and 1,000 shares of preferred stock with a par value of $0.001 per share. As of the Voting Effective Date, there were a total of 36,020,000 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

Voting Securities of the Company At the Post-Transaction Date.

We anticipate that there will be 571,343 shares of HyperScale common stock issued and outstanding as of the date the transactions contemplated by the Material Definitive Agreement have been consummated (such date being hereinafter referred to as the “Post-Transaction Date”). Consistent with the agreement of the Parties to guarantee all Company shareholders beneficial ownership of the greater of either (i) One hundred (100) shares of HyperScale Common Stock Post-Transaction or (ii) That number of shares of HyperScale Common Stock having a value of at least $2,500, the parties anticipate that approximately 250,000 additional HyperScale shares will be required to be issued in exchange to meet this requirement. The tables below disclosing calculations of beneficial interest include the noted 250,000 shares. Including HyperScale's 34,515,000 shares issued and outstanding at the Effective Time, there will be approximately 35,336,343 total Post-Transaction HyperScale shares issued and outstanding. The Company's 500,000,000 authorized common shares and 5,000,000 authorized shares of Preferred Stock shall remain unchanged because of the Material Definitive Agreement.

Security Ownership of Certain Beneficial Owners of More than Five Percent of our Common Stock

The following table sets forth information regarding each stockholder who will beneficially own more than five percent of our common stock as of the Post-Transaction Date. Except as otherwise indicated, we believe, based on information furnished by such persons, that each person listed below has sole voting and investment power over the voting securities shown as beneficially owned, subject to community property laws, where applicable. Beneficial ownership is determined under the rules of the Securities and Exchange Commission (“SEC”) and includes any shares which the person has the right to acquire within 60 days after the Post-Transaction Date through the exercise of any stock option, warrant or other right.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
The Titan Capital Irrevocable Trust 32 N Gould St Sheridan, WY 82801	33,525,000 (2)	94.87%

____________________________

(1)	The percentages are based on approximately 35,336,343 shares of our common stock outstanding as of the Post-Transaction Date, plus shares of common stock that may be acquired by the beneficial owner within 60 days after the Post-Transaction Date, by the exercise of stock conversions and/or warrants.

(2)	The voting power and investment power of the common shares beneficially owned by The Titan Capital Irrevocable Trust are with Nina Stray, Trustee.

Security Ownership of Management

The following table sets forth the number of shares of our common stock beneficially owned as of the Post-Transaction Date by our directors, executive officers and our directors and executive officers as a group. Beneficial ownership is determined under the rules of the SEC and includes any shares that the person has the right to acquire within 60 days after the Post-Transaction Date through the exercise of any stock option, warrant, or other right.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)

Tad Mailander, Director, President, Treasurer, Secretary	11,055,000 (2)	29.98%
Greg Forrest, Chief Executive Officer	10,995,000 (3)	29.84%

Officers and Directors as a group (2 persons)	21,990,000	59.82%

(1)

The percentages are based approximately on 35,336,343 shares of our common stock outstanding as of the Post-Transaction Date, plus shares of common stock that may be acquired by the beneficial owner within 60 days after the Post-Transaction Date, by the exercise of stock conversions and/or warrants.

(2)	This total includes 495,000 shares of HyperScale common stock and a warrant entitling the holder to exercise 10,500,000 warrants eligible within 60 days after the Post-Transaction Date. Mr. Mailander also owns 18 million pre-transaction common shares that will be reduced to 60,000 shares after the closing of the transaction.
(3)	This total includes 495,000 shares of HyperScale common stock and a warrant entitling the holder to exercise 10,500,000 warrants eligible within 60 days after the Post-Transaction Date.

Change of Control

Pursuant to the terms of the Material Definitive Agreement and upon the effectiveness of the transactions contemplated thereby, we will become a wholly owned subsidiary of HyperScale. In exchange for 100% of the common stock of the Company, the Company's former shareholders will collectively own approximately 2.324% of our common stock on a fully diluted basis.

Pursuant to the terms of the Merger Agreement and upon the effectiveness of the transactions contemplated thereby, including the effectiveness of the Company’s Schedule 14f-1, Ellis Smith will resign from our Board, and Tad Mailander will appoint new officers and directors to fill the vacancies created by the resignation of Mr. Smith. In addition, because of the change in the composition of our Board and officers and the issuance of securities pursuant to the Material Definitive Agreement, there will be a change of control of the Company upon the effectiveness of the transactions contemplated by the Material Definitive Agreement.

Neither the Company's name nor its CUSIP number will immediately change as a result of the closing of the Material Definitive Agreement.

Consummation of the transactions contemplated by the Material Definitive Agreement is also conditioned upon, among other things, preparation, filing, and distribution to our stockholders of this Information Statement. There can be no guarantee that the transactions contemplated by the Material Definitive Agreement will be completed.

No Dissenters Rights

In connection with the approval of the share exchange, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the DGCL, the Articles of Incorporation, or Bylaws.

Accounting Matters

The share exchange will not affect the par value of the Company’s Common Stock. As a result, at the Effective Time of the share exchange approved by the Company’s Board of Directors, the stated capital on the Company’s balance sheet attributable to Common Stock would be increased from the current amount by a factor that equals the share exchange ratio, and the additional paid-in capital account would be debited with the amount by which the stated capital is increased. The per-share net income or loss and net book value per share will be increased because there will be fewer shares issued and outstanding.

Tax Consequences to Common Stockholders

The following discussion sets forth the material United States federal income tax consequences that the Company’s management believes will apply with respect to the Company and its shareholders who are United States holders at the Effective Time of the share exchange. This discussion does not address the tax consequences of transactions effectuated prior to or after the Share Exchange, including, without limitation, the tax consequences of the exercise of options, warrants, or similar rights to purchase stock. For this purpose, a United States holder is a shareholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals, and entities and persons who acquired their Common Stock as compensation). In addition, this summary is limited to shareholders who hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local, or foreign jurisdiction. Accordingly, each shareholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local, or foreign income or other tax consequences to such shareholder related to the share exchange.

For U.S. federal income tax purposes, (a) the share exchange is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") (such Tax treatment being referred to as the "Intended Tax Treatment") and (b) this Agreement be, and is hereby, adopted as a "plan of reorganization" within the meaning of Treasury Regulations Section 1.368–2(g) and for purposes of Sections 354 (I.R.C. § 354) and 361 (I.R.C. § 361) of the Code. Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Share Exchange. The adjusted basis of the shares of Common Stock after the Share Exchange will be the same as the adjusted basis of the shares of Common Stock before the Share Exchange, excluding the basis of fractional shares.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS, AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF ANY SHARE EXCHANGE UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF SHARE EXCHANGE MAY VARY FOR EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES.

AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE SHARE EXCHANGE, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH ANY SHARE EXCHANGE ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE, LOCAL, AND, IF APPLICABLE, FOREIGN TAX RETURNS.

Tax Consequences for the Company

The Company should not recognize any gain or loss as a result of the share exchange.

Fractional Shares

We will not issue fractional certificates for Post-Transaction exchanged shares in connection with the Share Exchange.

Share Certificate Transfer Instructions

The Company anticipates that the Share Exchange will become effective by or about October 31, 2023, or as soon thereafter as is practicable, which we will refer to as the "Effective Time." We will provide informational disclosures pertinent to the Effective Time and other matters related to the share exchange on Form 8-K.

Our transfer agent, Pacific Stock Transfer Company 6725 Via Austi Pkwy, Suite 300, Las Vegas, NV 89119, will act as the exchange agent for purposes of implementing the exchange of stock certificates. Holders of shares may choose to surrender to the exchange agent certificates representing shares in exchange for certificates representing Post-Transaction shares. Until a stockholder forwards a completed letter of transmittal, together with certificates representing such stockholder’s shares to the transfer agent and receives in return a certificate representing shares of Post-Transaction Common Stock, such stockholder’s Common Stock shall be deemed equal to the number of whole shares of Post-Transaction Common Stock to which such stockholder is entitled as a result of the share exchange.

DISTRIBUTION AND COSTS

We will pay the cost of preparing and publishing this Information Statement. Only one Information Statement will be published to multiple stockholders sharing an address unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, we will deliver a single copy of this Information Statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now published.

OVERVIEW OF BUSINESS

American Cannabis Company, Inc.

American Cannabis Company, Inc. and its subsidiary is a publicly listed company quoted on the OTC Markets OTCQB Trading Tier under the symbol “AMMJ”. We are based in Denver, Colorado and operate a fully integrated business model that features end-to-end solutions for businesses operating in regulated cannabis industry in states and countries where cannabis is regulated and/or has been decriminalized for medical use and/or legalized for recreational use. We provide advisory and consulting services specific to this industry, design industry-specific products and facilities, and manage a strategic group partnership that offers both exclusive and non-exclusive customer products commonly used in the industry. We also are licensed operators of three medical cannabis dispensaries and a cannabis cultivation facility in Colorado Springs, CO.

We are a Delaware corporation formed on September 24, 2001 with the name Naturewell, Inc. Pursuant to a merger transaction on March 13, 2013, the Company changed its name to Brazil Interactive Media, Inc. (“BIMI”), and operated as the owner of a Brazilian interactive television technology and television production company named BIMI, Inc. Pursuant to an Agreement and Plan of Merger dated May 15, 2014, between the Company, Cannamerica Corp. (“Merger Sub”), a wholly-owned subsidiary of BIMI, and Hollister & Blacksmith, Inc. a wholly owned subsidiary of American Cannabis Consulting (“American Cannabis Consulting”) we changed our name to American Cannabis Company, Inc. Pursuant to the Merger Agreement, which was consummated and became effective on September 29, 2014, Merger Sub was merged with and into American Cannabis Consulting through a reverse triangular merger transaction, we changed our name to “American Cannabis Company, Inc.”, and our officers and directors in office prior to the Merger Agreement resigned and American Cannabis Consulting appointed new officers and directors to serve our Company. In concert with the Merger Agreement, we consummated a complete divestiture of BIMI, Inc. pursuant to a Separation and Exchange Agreement dated May 16, 2014 (the “Separation Agreement”) between the Company, BIMI, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Brazil Investment Holding, LLC (“Holdings”), a Delaware limited liability company. On October 10, 2014, we changed our stock symbol from BIMI to AMMJ.

Industry and Regulatory Overview

As of the date of this Information Statement, thirty-nine states, including the state of Colorado, the District of Columbia, and four U.S. Territories, currently have laws broadly legalizing cannabis in some form for either medicinal or recreational use governed by state-specific laws and regulations. Although legalized in some states, cannabis is a “Schedule 1” drug under the Controlled Substances Act (21 U.S.C. § 811) (“CSA”) and is illegal under federal law.

On August 29, 2013, The Department of Justice set out its prosecutorial priorities in light of various states legalizing cannabis for medicinal and/or recreational use. The “Cole Memorandum” provided that when states have implemented strong and effective regulatory and enforcement systems to control the cultivation, distribution, sale, and possession of cannabis, conduct in compliance with those laws and regulations is less likely to threaten the federal priorities. Indeed, a robust system may affirmatively address those priorities by, for example, implementing effective measures to prevent diversion of cannabis outside of the regulated system and to other states, prohibiting access to cannabis by minors, and replacing an illicit cannabis trade that funds criminal enterprises with a tightly regulated market in which revenues are tracked and accounted for. In those circumstances, consistent with the traditional allocation of federal-state efforts in this area, the Cole Memorandum provided that enforcement of state law by state and local law enforcement and regulatory bodies should remain the primary means of addressing cannabis-related activity. If state enforcement efforts are not sufficiently robust to protect against the harms set forth above, the federal government may seek to challenge the regulatory structure itself in addition to continuing to bring individual enforcement actions, including criminal prosecutions, focused on those harms.

On January 4, 2018, Attorney General Jeff Sessions issued a memorandum for all United States Attorneys concerning cannabis enforcement under the CSA. Mr. Sessions rescinded all previous prosecutorial guidance issued by the Department of Justice regarding cannabis, including the August 29, 2013 “Cole Memorandum.”

In rescinding the Cole Memorandum, Mr. Sessions stated that U.S. Attorneys must decide whether or not to pursue prosecution of cannabis activity based upon factors including the seriousness of the crime, the deterrent effect of criminal prosecution, and the cumulative impact of particular crimes on the community. Mr. Sessions reiterated that the cultivation, distribution, and possession of marijuana continues to be a crime under the U.S. Controlled Substances Act.

On March 23, 2018, President Donald J. Trump signed into law a $1.3 trillion-dollar spending bill that included an amendment known as “Rohrabacher-Blumenauer,” which prohibits the Justice Department from using federal funds to prevent certain states “from implementing their own State laws that authorize the use, distribution, possession or cultivation of medical cannabis.”

On December 20, 2018, President Donald J. Trump signed into law the Agriculture Improvement Act of 2018, otherwise known as the “Farm Bill.” Prior to its passage, hemp, a member of the cannabis family, was classified as a Schedule 1 controlled substance, and so illegal under the federal CSA.

With the passage of the Farm Bill, hemp cultivation is now broadly permitted. The Farm Bill explicitly allows the transfer of hemp-derived products across state lines for commercial or other purposes. It also puts no restrictions on the sale, transport, or possession of hemp-derived products, so long as those items are produced in a manner consistent with the law.

Under Section 10113 of the Farm Bill, hemp cannot contain more than 0.3 percent THC. THC is the chemical compound found in cannabis that produces the psychoactive “high” associated with cannabis. Any cannabis plant that contains more than 0.3 percent THC would be considered non-hemp cannabis—or marijuana—under the CSA and would not be legally protected under this new legislation and would be treated as an illegal Schedule 1 drug.

Additionally, there will be significant, shared state-federal regulatory power over hemp cultivation and production. Under Section 10113 of the Farm Bill, state departments of agriculture must consult with the state’s governor and chief law enforcement officer to devise a plan that must be submitted to the Secretary of the United States Department of Agriculture (hereafter referred to as the “USDA”). A state’s plan to license and regulate hemp can only commence once the Secretary of USDA approves that state’s plan. In states opting not to devise a hemp regulatory program, USDA will construct a regulatory program under which hemp cultivators in those states must apply for licenses and comply with a federally run program. This system of shared regulatory programming is similar to options states had in other policy areas such as health insurance marketplaces under Affordable Care Act, or workplace safety plans under Occupational Health and Safety Act—both of which had federally-run systems for states opting not to set up their own systems.

The Farm Bill outlines actions that are considered violations of federal hemp law (including such activities as cultivating without a license or producing cannabis with more than 0.3 percent THC). The Farm Bill details possible punishments for such violations, pathways for violators to become compliant, and even which activities qualify as felonies under the law, such as repeat offenses.

One of the goals of the previous 2014 Farm Bill was to generate and protect research into hemp. The 2018 Farm Bill continues this effort. Section 7605 re-extends the protections for hemp research and the conditions under which such research can and should be conducted. Further, section 7501 of the Farm Bill extends hemp research by including hemp under the Critical Agricultural Materials Act. This provision recognizes the importance, diversity, and opportunity of the plant and the products that can be derived from it but also recognizes that there is still a lot to learn about hemp and its products from commercial and market perspectives.

As a result of the November 2020 federal elections and the election of Joseph R. Biden as president, there is speculation that the federal government may move to amend parts of the CSA and de-schedule cannabis as a Schedule 1 drug.

In late January 2021, Senate Majority Leader Chuck Schumer said lawmakers are in the process of merging various cannabis bills, including his own legalization legislation. He is working to enact reform in this Congressional session. This would include the Marijuana Freedom and Opportunity Act, which would federally de-schedule cannabis, reinvest tax revenue into communities most affected by the drug war, and fund efforts to expunge prior cannabis records. It is likely that the Marijuana Opportunity, Reinvestment, and Expungement (MORE) Act would be incorporated.

Other federal legislation under review for possible submission includes the SAFE Banking Act (or Secure and Fair Enforcement Act), a bill that would allow cannabis companies to access the federally insured banking system and capital markets without the risk of federal enforcement action, and the Strengthening the Tenth Amendment Through Entrusting States Act (or STATES Act), a bill that seeks protections for businesses and individuals in states that have legalized and comply with state laws).

The fall of 2022 saw several key developments in federal and state marijuana regulation. In October 2022, President Biden granted clemency to certain low-level federal marijuana offenders and directed the Attorney General to review the status of marijuana under federal law. While some observers consider President Biden’s grant of clemency to represent a significant change in federal marijuana policy, as a legal matter, it did little to alter the growing disparity between federal and state marijuana regulation. Then, in November 2022, voters in five states considered ballot initiatives to legalize recreational marijuana at the state level, two of which were adopted. Congress also subsequently enacted the Medical Marijuana and Cannabidiol Research Expansion Act, which aims to facilitate research on marijuana and cannabidiol (CBD). Legislators and commentators have proposed a number of other legal reforms that would alter federal marijuana regulation and potentially reduce the divergence between federal and state law.

As of the date of this filing, cannabis remains an illegal Schedule 1 drug under the CSA, and none of the legislative initiatives being discussed have become federal law.

Notably, with respect to our business, on November 1, 2019, Colorado Bill HB-19-1090 was passed and made effective. This law allows publicly traded corporations to apply for and qualify for the ownership of Colorado cannabis licenses. Other states that have legalized cannabis for recreational and/or medicinal use restrict public companies from owning interests in state cannabis licenses altogether or have enacted regulations that make it difficult for corporations to comply with application requirements, including all shareholders submitting to and passing background checks.

Business Overview

We now primarily operate within the regulated cannabis industry with three operation divisions: (i) consulting and professional services; (ii) the sale of products and equipment commonly utilized in the cultivation, processing, transportation, or retail sale of cannabis; and (iii) our licensed owner-operator medical marijuana dispensaries and cultivation facilities located in Colorado Springs, Colorado under the trade name “Naturaleaf.” Our operations are limited to only those state jurisdictions where medical and/or recreational cannabis business has been legalized.

Consulting Services

We offer consulting services for companies associated with the cannabis industry in all stages of development. Our service offerings include the following:

o	Cannabis Business Planning. Our commercial cannabis business planning services are structured to help those pursuing state based operational licensing to create and implement effective, long-range business plans. We work with our clients to generate a comprehensive strategy based on market need and growth opportunities, and be a partner through site selection, site design, the development of best operating practices, the facility build-out process, and the deployment of products. We understand the challenges and complexities of the regulated commercial cannabis and hemp markets and we have the expertise to help client businesses thrive.

o	Cannabis Business License Applications. Our team has the experience necessary to help clients obtain approval for their state license and ensure their company remains compliant as it grows. We have crafted successful, merit-based medical marijuana business license applications in multiple states, and we understand the community outreach and coordination of services necessary to win approval. As part of the process for crafting applications, we collaborate with clients to develop business protocols, safety standards, a security plan, and a staff training program. Depending on the nature of our clients’ businesses and needs, we can work with our clients to draft detailed cultivation plans, create educational materials for patients, or design and develop products that comply with legal state guidelines

o	Cultivation Build-out Oversight Services. We offer cultivation build-out consulting as part of our Cannabis and Hemp Business Planning service offerings. We help clients ensure their project timeline is being met, facilities are being designed with compliance and the regulated cannabis industry in mind, and that facilities are built to the highest of quality standards for cannabis and hemp production and/or distribution. This enables a seamless transition from construction to cultivation, ensuring that client success is optimized and unencumbered by mismanaged construction projects.

o	Cannabis Regulatory Compliance. Based on our understanding of regulated commercial cannabis and hemp laws nationwide, we can help client cultivation operations, retail dispensaries and/or infused-product kitchen businesses to meet and maintain regulatory compliance for both medical and recreational markets. We partner with our clients to establish standard operating procedures in accordance with their state’s regulation and help them implement effective staff hiring and training practices to ensure that employees adhere to relevant guidelines.

o	Compliance Audit Services. Our regulatory compliance service offerings include compliance auditing. The regulated cannabis and hemp industries are developing rapidly with evolving laws and regulations and navigating through current and new regulations and systems can be tedious and daunting. To assist our clients in addressing these challenges, we offer compliance audits performed by our experienced and knowledgeable staff; our team members maintain comprehensive oversight of the cannabis and hemp industries while staying up to date on current and new laws and regulations. Our compliance audits assess various regulatory topics, including: (1) licensing requirements; (2) visitor intake procedures; (3) seed-to-sale inventory tracking; (4) proper waste disposal procedures; (5) recordkeeping and documentation requirements; (6) cannabis transportation procedures; (7) packaging and labeling requirements; (8) security requirements; (9) product storage; (10) mandatory signage; and (11) preparedness for state and local inspections.

o	Cannabis Business Growth Strategies. Our team shares its collective knowledge and resources with our clients to create competitive, forward-looking cannabis and hemp business growth strategies formulated to minimize risk and maximize potential. We customize individual plans for the unique nature of our client businesses, their market and big-picture goals, supported with a detailed analysis and a thorough command of workflow best practices, product strategies, sustainability opportunities governed by a core understanding or regulatory barriers and/or opportunities.

o	Cannabis Business Monitoring. The regulated commercial cannabis and hemp industries are constantly growing and shifting, and the ongoing monitoring of a cannabis and hemp business allows it to remain responsive to evolving consumer demands and state regulations as well as potential operations problems. We offer fully integrated business analysis solutions. Our monitoring services include sales tracking, market assessment, loss prevention strategies, review of operational efficiency and workflow recommendations. Additionally, our services include Strength, Weakness, Opportunity and Threat (“SWOT”) analysis, where we analyze client operations to pinpoint strengths, weaknesses, opportunities and threats. Our SWOT analyses allow clients to focus their efforts and resources on the most critical areas along these dimensions.

Equipment and Supplies

In addition to professional consulting services, we operate an equipment and supplies division for customers in the cannabis industry. Our Group Purchasing Organization, American Cultivator CO., enables customers to procure commonly used cultivation supplies at competitive prices. Our major product offerings include the following:

o	The Satchel™. The Satchel was invented in response to regulatory changes in Colorado and elsewhere that require childproof exit containers. The Satchel is a pouch-like case designed as a high-quality, child-proof exit package solution for the regulated cannabis industry. The Satchel meets child-safety requirements of the Consumer Products Safety Commission (“CPSC”), making it compliant in all states, and the Satchel’s drawstring and toggle lock fulfills the requirements of the Poison Prevention Packaging Act of 1970 (16 CFR part 1700). There are few products meeting regulatory standards, and even fewer that offer distinctive quality. The Satchel will meet all current exit packaging regulations, featuring a child-proof closure that completely conceals the contents inside. On March 29, 2016, the U.S. Patent and Trademark Office issued us Patent No. 9,296,524 B2 for the Satchel.

o	SoHum Living Soil®. The right grow methodology is critical to the success of any cannabis cultivation operation, and SoHum Living Soil™ is our solution to ensure that our customers can implement an optimal methodology that will maximize quality and yields while simplifying the cultivation process and reducing risk of operator error and test failure. The SoHum medium is a fully amended Just-add-water soil that contains none of the synthetic components found in other potting mixes and requires no chemical additives to spur growth. Compared with comparable methodologies, SoHum Living Soil™ offers a number of key advantages, including: (1) consistent Pyto-pharmaceutical-grade product quality; (2) improved plant resistance to disease; and (3) reduced operator error.

o	High Density Cultivation System (HDCS™). A key metric in the success of a cultivation operation is the maximization of available space to grow. Our High-Density Cultivation System is a solution designed to ensure that space is used in the most efficient manner possible. The system takes advantage of the existence of vertical space, with racks installed vertically and placed on horizontal tracking to eliminate multiple isles and create multiple levels of space with which to grow plants. The High-Density Cultivation System allows customers to increase production capacity without the need to add additional square footage to the operation.

o	The Cultivation Cube™. The Cultivation Cube™ is a self-contained, scalable cultivation system that is compliant with regulatory guidelines. The Cultivation Cube™ allows commercial cannabis cultivation operations to maximize space, yield and profit through an innovative design that provides a fully integrated growing solution. The Cultivation Cube utilizes more lights per square foot than traditional grow systems, which translates to profit increases per square foot. The Cultivation Cube™ is also stackable, which allows customers to achieve vertical gains and effectively doubles productive square-footage. It is an ideal solution for commercial-scale cultivation within limited space, with numerous advantages over other traditional grow systems, including: (1) flexibility to fit customer build-out sites; (2) efficient speed-to-market with fast delivery and setup; (3) increased security with limited access units; (4) risk mitigation through precision environmental controls; and, (5) is compatible with lean manufacturing principles and operations.

o	Other Products. We offer our clients a diverse array of commonly utilized product offerings from across all areas of the regulated cannabis industry, including cultivation operations, medicinal and recreational cannabis dispensary operations, and infused products. Examples of products available include HID Ballasts, reflectors, MH and HPS bulbs, T5 fixtures, mediums, nutrients and fertilizers, growing containers, flood tables, reservoirs, and various other supplies, including cleaning products and office supplies.

Naturaleaf

On December 16, 2020, the Company announced that it executed a non-binding letter of intent to purchase assets of Naturaleaf, a long-standing licensed operator in the Colorado Springs medical cannabis market since 2009. Assets include three (3) retail dispensaries located throughout the city along with one 10,000 square foot cultivation operation with non-volatile extraction capabilities.

On March 11, 2021, we entered into an asset purchase agreement with Medihemp, LLC (“Medihemp”) and its wholly owned subsidiary SLAM Enterprises, LLC (“SLAM”), and Medical Cannabis Caregivers, Inc. (“Medical Cannabis”), each an entity organized and operating under the laws of the State of Colorado, and all doing business as “Naturaleaf.”

Medihemp and SLAM respectively own fixed assets and operates two retail Medical Marijuana Centers located at 1004 S. Tejon Street, Colorado Springs, CO 80903, and 2727 Palmer Park Blvd. Suite A, Colorado Springs, CO 80909.

Medical Cannabis owns and operates fixed assets and operates a retail Medical Marijuana Center located at 5875 Lehman Drive, Ste. 100, Colorado Springs, CO 80918.

Medical Cannabis also owns and operates a Medical Marijuana Optional Premises Cultivation license, and a Medical Marijuana-Infused Product Manufacturer license, along with fixed assets all located at 2611 Durango Drive, Colorado Springs, CO 80910.

On April 30, 2021, the Colorado MED and the City of Colorado Springs granted approval for the change of ownership, and we completed the asset purchase agreement. By virtue of the closing, we acquired, own, and operate the fixed assets and associated intellectual property of Naturaleaf, including assignment of the following licenses issued by the Colorado Marijuana Enforcement Division (“MED”) and the corresponding City of Colorado Springs (“City”):

o	Medihemp and SLAM’s and Medical Cannabis’ respective Medical Marijuana Center licenses;

o	Medical Cannabis’ Medical Marijuana Infused Product Manufacturer license; and,

o	Medical Cannabis’ Medical Marijuana Optional Premises Cultivation license.

We also entered leases for Medihemp, SLAM, and Medical Cannabis’ respective retail Medical Marijuana Centers and entered into a separate lease for Medical Cannabis’ Durango Drive cultivation facility.

Market For Common Equity, Related Stockholder Matters, And Issuer Purchases of Equity Securities

Our common stock trades on the OTC Markets OTCQB Trading Tier under the ticker symbol “AMMJ.” As of the date of this Information Statement, there were 500 holders of record of our common stock. The following table sets forth, for the periods indicated, the high and low closing sales prices of our common stock:

2023	High	Low
Quarter ended June 30	$0.02	$0.01
Quarter ended March 31	$0.03	$0.02

2022	High	Low
Quarter ended December 31	$0.05	$0.02
Quarter ended September 30	$0.05	$0.03
Quarter ended June 30	$0.06	$0.03
Quarter ended March 31	$0.07	$0.04

2021	High	Low
Quarter ended December 31	$0.11	$0.05
Quarter ended September 30	$0.17	$0.09
Quarter ended June 30	$0.25	$0.18
Quarter ended March 31	$0.39	$0.06

Dividend Policy

We have never declared or paid, and do not anticipate declaring or paying, any cash dividends on our common stock. Instead, we currently anticipate that we will retain all of our future earnings, if any, to fund the operation and expansion of our business and to use as working capital and for other general corporate purposes. Any future determination as to the declaration and payment of dividends, if any, will be at the discretion of our board of directors and will depend on then-existing conditions, including our financial condition, operating results, contractual restrictions, capital requirements, business prospects, and other factors our board of directors may deem relevant.

Equity Compensation Plans

We adopted the 2015 Employee Incentive Plan (the “Plan”) to enable us to attract and retain the services of (i) selected employees, officers, and directors of the Company or any parent or subsidiary of the Company and (ii) selected nonemployee agents, consultants, advisors and independent contractors of the Company or any parent or subsidiary of the Company. The Plan is administered by the Board of Directors, which has the authority in its discretion to determine the eligible persons to whom, the time or times at which awards may be granted, the amount of cash, the number of shares, units, or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance goals and other conditions of an Award, the duration of the award, and all other terms of the award.

Employees

As of the date of this Information Statement, we have two full-time employees in our Denver headquarters and eight full-time employees and two part time employees in our Colorado Springs, Colorado dispensaries and cultivation facility. We also have 1 employee in Grand Junction, Colorado, and 1 employee in Tucker, Arkansas. None of our U.S employees are represented by a labor union.

Intellectual Property

On March 29, 2016, the U.S. Patent and Trademark Office issued patent number 9,296,524 B2 for "The Satchel™," our child-proof exit package solution for the regulated cannabis industry. On March 14, 2015, the U.S. Patent and Trademark Office issued trademark #86574785 for the two-word marks and the logo associated with So-Hum Living Soil®.

Significant Customers

For the year ended December 31, 2022, eight customers accounted for 87.33% of our total revenues from its consulting, soil, and product revenue lines for the period. As of December 31, 2021, nine customers accounted for 50.1% of the Company’s total revenues from its consulting and soil and product revenue lines for the period.

On December 31, 2022, three customers accounted for 84.76% of accounts receivable, net, consisting of customers for our products, soil, and consulting services product streams. On December 31, 2021, two customers accounted for 77.3% of accounts receivable, net, consisting of customers of our consulting services, soil, and products revenue streams.

Competition

Our competitors include professional services firms and cannabis dispensaries in the regulated cannabis industry, as well as suppliers of equipment and supplies commonly utilized in the cultivation, processing, or retail sale of cannabis. We compete in markets where cannabis has been legalized and regulated, which includes various states within the United States, its territories, and Indian Country therein, and Canada. We expect that the quantity and composition of our competitive environment will continue to evolve as the cannabis industry matures. Additionally, increased competition is possible to the extent that new states and geographies enter the marketplace because of the continued enactment of regulatory and legislative changes that de-criminalize and regulate cannabis products. We believe that by being well established in the industry, our experience and success to date, and our continued expansion of service and product offerings in new and existing locations are factors that mitigate the risk associated with operating in a developing competitive environment. Additionally, the contemporaneous growth of the industry will result in new customers entering the marketplace, thereby further mitigating the impact of competition on our operations and results.

Properties

Our headquarters are located at 200 Union Street, Ste. 200, Lakewood, CO 80228. Our offices are not leased but granted pursuant to an accommodation that creates no tenancy, leasehold, or other real property interest. Our accommodation expires on August 31, 2023. Our monthly payment in exchange for the accommodation is $3,250.

As a result of our acquisition of Naturaleaf, we assumed the following leases and contingent extensions:

o	1004 S. Tejon Street, Colorado Springs, CO 80903; The Company assumed a lease originally entered into on February 12, 2016, which was the subject of an extension agreement dated April 5, 2022. The term of the lease was extended from May 1, 2022, until April 30, 2027. The Company's monthly rental payments from January 1, 2022, to May 1, 2022 was $3,700. From May 1, 2022, through the year ended December 31, 2022, monthly rent was $3,875. The remaining rental payments due for the extended period are:

May 1, 2022 to April 30, 2023	$3,875
May 1, 2023 to April 30, 2024	$4,050
May 1, 2024 to April 30, 2025	$4,225
May 1, 2025 to April 30, 2026	$4,400
May 1, 2026 to April 30, 2027	$4,575

o	2727 Palmer Park Blvd. Suite A, Colorado Springs, CO 80909 subject to a one-year term expiring June 30, 2023 with a monthly rent of $5,000.

o	5870 Lehman Drive Suite 200, Colorado Springs, CO 80918 The Company and landlord previously entered into a lease in 2017 which expired December 31, 2022. At December 31, 2022, the Company's monthly rent was $2,732. On April 26, 2022, the Company and landlord entered into an extension agreement which extended the tenancy from January 1, 2023 through January 1, 2027. Rental payments due for the extended period are:

January 1, 2023	$2,898
January 1, 2024	$2,985
January 1, 2025	$3,075
January 1, 2026	$3,167
January 1, 2027	$3,262

o	2611 Durango Drive, CO Springs, CO. The Company and landlord entered into a lease on March 10, 2021, which terminated on May 31, 2022. On June 23, 2021, the Company and landlord entered into an extension of the lease for a term of thirty-six months, beginning June 1, 2022 and terminating June 1, 2024. At December 31, 2022, monthly rent was $11,000. Rental payments due for the extended period are:

June 1, 2022 to June 1, 2023	$11,000
June 1, 2023 to June 1, 2024	$11,880
June 1, 2025 to June 1, 2025	$12,830

Our corporate headquarters and our Colorado Springs, Colorado dispensary and cultivation leases are, as of the date of this filing, adequate for our operations, providing productive capacity and complete utilization for our business.

Legal Proceedings

The Company is not currently a party to any pending legal proceedings, and there are no material legal proceedings that have been threatened against the Company of which its management is aware.

Experts

The audited consolidated financial statements of American Cannabis Company, Inc. included in this prospectus and elsewhere in the Information Statement have been so included in reliance upon the report of Hudgens CPA, PLLC, independent registered public accounting firm, upon the authority of said firm as experts in accounting and auditing.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There have been no changes or disagreements with the Company’s accountants on accounting and financial disclosure.

Directors, Officers, and Corporate Governance

The following table sets forth information regarding our current directors and each director as of the date of this Information Statement.

Name	Principal Occupation	Age	Director Since
Ellis Smith	Director	45	2014
Tad Mailander	Director	67	2017

Ellis Smith from June 2014 to the present; Ellis Smith has served as our Chief Development Officer and as a director since September 2014. In March 2013, Mr. Smith co-founded ACC, and from March 2013 to May 2014, Mr. Smith served as a Managing Director of ACC. From September 2010 to July 2013, Mr. Smith co-owned Colorado Kind Care LLC d/b/a The Village Green Society, a Colorado based Medical Marijuana Center, where he was responsible for managing the operations and protocols supporting the growth and production of medical marijuana. From 2008 to 2010, Mr. Smith founded and operated The Happy Camper Organics Inc., a medical marijuana company focused on the growth of wholesale cannabis for sale to medical marijuana businesses. From 2005 to 2010, Mr. Smith founded and operated Bluebird Productions, a video production company. Mr. Smith has been published and recognized for his horticultural experience and organic gardening in the cannabis industry, and he is known for assisting in identifying the Hemp Russet Mite and working with SKUNK magazine to educate the industry. Our Board believes Mr. Smith’s qualifications to serve as an executive of the Company and as a member of our Board include his past success in founding and operating businesses, his unique experience in horticultural and organic gardening, and his recognized qualifications in the emerging medical cannabis markets.

Tad Mailander is an attorney licensed to practice before all of the Courts in the State of California. Mr. Mailander has been in practice since 1991 and is a member of the State Bar of California, the bars of the United States District Court for the Southern District of California, and the United States Court of Appeal for the Ninth Circuit. Mr. Mailander is an independent director.

Our Executive Officers

We designate persons serving in the following positions as our named executive officers: our chief executive officer, chief financial officer, chief development officer, and chief operating officer. The following table sets forth information regarding our executive officers as of December 31, 2022.

Name	Principal Occupation	Age	Director Since
Ellis Smith	CEO, CFO	45	2014
Tyler Schloesser	COO	32	2019

Ellis Smith, Chief Executive Officer, Chief Financial Officer. Mr. Smith’s biographical summary is included under “Our Board of Directors.” Mr. Smith was appointed Chief Executive Officer and Chief Financial Officer December 31, 2021.

Tyler A. Schloesser, Chief Operations Officer. Mr. Schloesser attended the University of Colorado at Boulder receiving a double major degree in Psychology and Philosophy. After graduation, Mr. Schloesser worked in the banking industry with Wells Fargo, U.S. Bank and Credit Union of Colorado. Mr. Schloesser received professional certificates from Dartmouth College in Retail & Omnichannel Management (2021); UC Berkeley in Blockchain Fundamentals (2021), and Columbia University in Corporate Finance (2022); Mr. Schloesser’s functions with the Registrant include developing and maintaining policies and procedures, processes and risk mitigation best practices as well as manage and perform day-to-day internal operational tasks required by the Registrant.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

For the Year Ended December 31, 2022

American Cannabis Company, Inc. and its subsidiary is a publicly listed company quoted on the OTC Markets OTCQB Trading Tier under the symbol “AMMJ”. We are based in Lakewood, Colorado, and operate within the regulated cannabis industry with four operation divisions: (i) consulting and professional services; (ii) the sale of products and equipment commonly utilized in the cultivation, processing, transportation or retail sale of cannabis; and, (iii) our licensed owner-operator medical marijuana dispensaries and cultivation facilities located in Colorado Springs, Colorado under the trade name “Naturaleaf.” Our operations are limited to only those state jurisdictions where medical and/or recreational cannabis business has been legalized. American Cannabis Company, Inc. is a publicly listed company quoted on the OTCQB Tier under the symbol “AMMJ”.

Naturaleaf Acquisition

On April 30, 2021, the Company closed its acquisition of the assets of Medihemp, LLC ("Medihemp"), and its wholly-owned subsidiary SLAM Enterprises, LLC ("SLAM"), and Medical Cannabis Caregivers, Inc. ("Medical Cannabis"), each an entity organized and operating under the laws of the State of Colorado, and all doing business as “Naturaleaf” operating in the medicinal cannabis industry in Colorado.

Medihemp and SLAM, respectively, own fixed assets and operate two retail Medical Marijuana Centers located in Colorado Springs, Colorado. Medical Cannabis owns fixed assets and operates a retail Medical Marijuana Center located in Colorado Springs, Colorado. Medical Cannabis also owns and operates a Medical Marijuana Optional Premises Cultivation license and a Medical Marijuana-Infused Product Manufacturer license.

Naturaleaf agreed to sell or assign to the Company, and the Company purchased and was the assignee of the following assets:

1.	Three Medical Marijuana (MMC) Store Licenses;

2.	One Marijuana Infused Product Licenses (MIPS); and,

3.	One Option Premises Cultivation License (OPC); and,

4.	Related real property assets, goodwill, and related business assets.

As a result, the Company has expanded its business model to include the cultivation and retail sale of cannabis in the medicinal cannabis industry.

The aggregate consideration paid for the Assets was $2,890,000, which consisted of (i) a cash payment of $1,100,000, (ii) the issuance of a promissory note to the owner of Naturaleaf in the principal amount of $1,100,000 (the “Seller Note”), and (iii) the issuance of 3,000,000 shares of the Company’s restricted common stock valued at $0.23 per share or $690,000.

On April 30, 2022, the Company and Medihemp, SLAM, and Medical Cannabis amended the material definitive agreement to restructure remaining payments due to be made by the Company under the Note. The parties agreed that in consideration of the Company's payment of $550,000, and outstanding interest of $110,000, a new promissory note in the principal amount of $550,000 and 12% interest accruing annually, due April 29, 2023, resolved all of the Company's payment obligations for the purchase price. The parties executed the amendment and the Company paid the consideration of $550,000 principal and $110,000 in interest.

The asset acquisition was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of Medihemp LLC and Medical Cannabis Caregivers, Inc.’s (hereafter “Naturaleaf’s”) assets acquired and conformed the accounting policies of Naturaleaf to its own accounting policies.

As part of the acquisition, the owners of Naturaleaf retained the outstanding cash balance on the date of the acquisition and had agreed to the payment of all outstanding accounts payables and related party advances.

Preliminary Valuation Analysis as of December 31, 2021

The Company performed a preliminary valuation analysis of the fair market value of Naturaleaf’s assets reported in its 2021 Form 10-K. The following table summarizes the preliminary allocation of the purchase price as of the acquisition date:

Cash	$--
Inventory	72,172
Property, plant and equipment	26,715
Long Term Deposits	6,000
Identifiable intangible assets	800,000
Goodwill	1,985,113
Accounts payable	—
Total consideration	$2,890,000

The Company's preliminary assessment of goodwill from the acquisition primarily related to the future economic benefits arising from the assets acquired which are consistent with the Company's stated intentions and strategy. Other assets include inventory and fixed assets.

The fair value of Naturaleaf’s identifiable intangible assets was $800,000 at April 30, 2021, consisting of $500,000 in licenses and $300,000 in brand names.

The preliminary estimated fair values were assigned to identifiable assets acquired, and the preliminary assumptions were based on the information that was available as of the acquisition date to estimate the fair value of assets acquired and liabilities assumed.

Final Valuation Analysis

The Company performed a final evaluation of Naturaleaf tangible and intangible assets and goodwill as of the acquisition date. The following table summarizes the final fair value allocation of the purchase price as of April 30, 2021:

Current Assets	$15,000
Inventory	72,172
Property, Plant and Equipment	26,715
Other Assets	6,000
Total Tangible Assets	119,887

Tradenames and Trademarks	660,000
Licenses	800,000
Total Intangible Assets	1,460,000

Goodwill	1,332,113
Total Consideration	$2,912,000

Results of Operations

Year ended December 31, 2022 compared to year ended December 31, 2021

The following table presents our operating results for the year ended December 31, 2022 compared to December 31, 2021:

AMERICAN CANNABIS COMPANY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended
	December 31,	December 31,	Increase
	2022	2021	(Decrease)
Revenues
Consulting Services	$475,837	$381,094	94,743
Product & Equipment	17,539,377	1,037,962	16,501,415
Cannabis Products	793,331	1,006,148	(212,817)
Total Revenues	18,808,545	2,425,204	16,338,341

Cost of Revenues
Cost of Consulting Services	61,246	36,179	25,067
Cost of Products and Equipment	15,230,648	758,940	14,471,708
Cost of Cannabis Products	979,437	573,937	405,500
Total Cost of Revenues	16,271,331	1,369,056	14,902,275
Gross Profit	2,537,214	1,056,148	1,436,066

Operating Expenses
General and Administrative	2,833,140	2,050,272	782,868
Selling and Marketing	225,950	199,968	25,982
Bad Debt Expense	5,438	54,435	(48,997)
Litigation Settlement Expense	-	350,000	(350,000)
Stock Based Compensation Expense	78,342	42,206	36,136
Total Operating Expenses	3,142,870	2,696,881	445,989
Loss from Operations	(605,656)	(1,640,733)	1,035,077

Other Income (Expense)
Interest (expense)	(78,086)	(75,374)	(2,712)
Debt Forgiveness	-	240,975	(240,975)
Other income	50,550	35,883	14,667
Total Other (Expense) Income	(27,537)	201,484	(229,021)
Net Loss	(633,192)	(1,439,249)	806,057
Income Tax Expense	-	-	-
NET LOSS	$(633,192)	$(1,439,249)	806,057

Revenues

Total revenues were $18,808,545 for the year ended December 31, 2022, as compared to $2,425,204 for the year ended December 31, 2021. The increases in total revenue of $16,338,341 for the year ended December 31, 2022, was primarily a result of an increase of $16,501,415 in product and equipment sales associated with design and build projects for which the Company provided the design, management and installation of associated products sold for the construction of cultivation and dispensary facilities. The Company's cannabis product sales from its licensed dispensaries and cultivation facility for the year ended December 31, 2022, were $793,331, as compared to $1,006,148 for the year ended December 31, 2021, a decrease of $212,817, which was attributable to a general decline in the market for Cannabis in Colorado in 2022, as compared to 2021, and costs associated to upgrading and replacing machinery and equipment to the Company's Colorado Springs cultivation facility and maintenance to the Company's three Colorado Springs dispensary facilities.

Costs of Revenues

Costs of revenues primarily consists of labor, travel, cost of equipment and soil sold, and other costs directly attributable to providing services or soil products. Costs of revenues related to our cannabis products include cultivation costs, including labor, utilities, supplies and cultivation facility rent. During the year ended December 31, 2022, our total costs of revenues were $16,271,331, as compared to $1,369,056 for the year ended December 31, 2021, an increase of $14,902,275. The increase was due to costs incurred purchasing equipment for projects which the Company sold in conjunction with its design, management and installation of associated products for the construction of cultivation and dispensary facilities.

Consulting Services

Consulting service revenues during the year ended December 31, 2022 were $475,837 as compared to $381,094 for the year ended December 31, 2021, an increase of $94,743. The increase was caused as a result of three states legalizing cannabis during fiscal 2022, and other activity for consulting services clients whose projects were delayed as a result of COVID-19 restrictions in 2019 and 2020, which limited plans and expansion or implementation of projects.

Costs of consulting services were $61,246 for the year ended December 31, 2022, as compared to $36,179 for the year ended December 31, 2021, an increase of $25,067. The increase was due to the growth in consulting activity during the period.

Product and Equipment Revenues

Our product and equipment revenues for the year ended December 31, 2022, were $17,539,377 as compared to $1,037,962 for the year ended December 31, 2021, an increase of $16,501,415. The growth was the result of the Company being retained to provide equipment sales and design, management, and installation of products sold for the construction of cultivation and dispensary facilities during the period.

Costs of Products and Equipment were $15,230,648 for the year ended December 31, 2022, as compared to $758,940 for the year ended December 31, 2021. Costs associated with products and equipment increased by $14,471,708 as a result of increased equipment sales during the year ended December 31, 2022.

Cannabis Product Revenues

Cannabis product revenues during the year ended December 31, 2022, were $793,331 as compared to $1,006,148 for the year ended December 31, 2021, a decrease of $212,817. The decrease was due to the general decline in the market for Cannabis in Colorado in 2022, as compared to 2021, with Colorado's annual total sales of $1.8 billion in 2022 representing a 20.7% decline from 2021's record $2.2 billion sales total.

Costs associated with cannabis products consist of those costs incurred in the cultivation of the plants and the retail sale of the products. During the year ended December 31, 2022, such costs were $979,437, as compared to $573,937 for the year ended December 31, 2022, an increase of $405,500. This increase was due to costs associated with improvements, including upgrading and replacing machinery and equipment in the Company's Colorado Springs cultivation facility and maintenance to the Company's three Colorado Springs dispensary facilities.

Gross Profit

Total gross profit was $2,537,214 for the year ended December 31, 2022, comprised of consulting services gross profit of $414,591, products and equipment gross profit of $2,308,729, and a gross loss of $186,106 for cannabis products. This compares to a total gross profit of $1,056,148 for the year ended December 31, 2021, comprised of consulting services gross profit of $344,915, products and equipment gross profit of $279,022, and cannabis products gross profit of $432,211.

Operating Expenses

Total operating expenses were $3,142,870 for the year ended December 31, 2022, as compared with $2,696,881, for the year ended December 31, 2021, an increase of $445,989. The increase is attributed to the payment of $175,000 for a litigation settlement expense, combined with increases in general and administrative, legal, and accounting and advertising costs during the period.

Other Income (Expense)

Other expenses for the year ended December 31, 2022, was $27,536 as compared to other income of $201,484 for the year ended December 31, 2021. The decrease is a result of a decrease in debt forgiveness and increases in interest expenses resulting from travel and miscellaneous referral fees due for the sale of products and equipment.

Net Loss

Net loss for the year ended December 31, 2022, was $633,192, as compared to a net loss of $1,439,249 for the year ended December 31, 2021. The decrease in losses is a direct result of growth in cannabis product sales, product and equipment sales, and a reduction in litigation expenses.

LIQUIDITY AND CAPITAL RESOURCES

As of December 31, 2022, our primary internal sources of liquidity were our working capital, which included cash and cash equivalents of $117,547 and accounts receivable of $496,111. Additionally, considering that our fixed overhead costs are low, we have the ability to issue stock to compensate employees and management. Management believes that it will need to raise short-term capital to mitigate any periodic delays in receipt of accounts receivable, as payments from third-party vendors are scheduled on a less-than-periodic timetable. Management believes this strategy will adequately provide the necessary liquidity and capital resources to fund our operational and general, and administrative expenses for at least the next 12 months.

During the year ended December 31, 2022, the Company issued 2,500,000 registered shares of common stock in exchange for net proceeds of $117,629 pursuant to the Common Stock Purchase Agreement entered into on October 11, 2019, with White Lion Capital LLC. The Common Stock Purchase Agreement was terminated on October 11, 2022.

Operating Activities

Net cash used in operating activities for the years ended December 31, 2022 and 2021, was $198,965 and $957,978 respectively. Decreases in cash used were a result of reductions in inventory, accounts receivable, prepaid expenses, and an increase in litigation settlement expense depreciation and amortization, stock-based compensation, and accounts payable.

Investing Activities

For the years ended December 31, 2022 and 2021, cash used in investing activites was $103,675 and $1,465,960, respectively. The decreases were the result of reductions of cash payments related to the acquisition of the assets of Naturaleaf of $1,100,000 and expenditures of equipment and leasehold improvements for the cultivation and dispensary facilities of $357,801.

Financing Activities

During the year ended December 31, 2022, cash used in financing activities was $250,236 and cash provided by financing activities was $1,371,229 for the year ended December 31, 2021. Funds received during the year ended December 31, 2022, were from the sale of shares of the Company’s registered common stock as reduced by a payment of a note payable pursuant to an amendment of the material definitive agreement related to the purchase of the Naturaleaf assets.

Off-Balance Sheet Arrangements

As of December 31, 2022, and 2021 we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

For the Quarter Ended June 30, 2023

The statements contained in this report that are not statements of historical fact, including, without limitation, statements containing the words “believes,” “expects,” “anticipates,” and similar words constitute forward-looking statements that are subject to a number of risks and uncertainties. From time to time, we may make other forward-looking statements. Investors are cautioned that such forward-looking statements are subject to an inherent risk that actual results may materially differ as a result of many factors, including the risks discussed from time to time in this report, including the risks described under “Risk Factors” in any filings we have made with the SEC.

Government Regulation

Currently, thirty-six states plus the District of Columbia have laws and/or regulations that recognize, in one form or another, legitimate medical uses for cannabis and consumer use of cannabis in connection with medical treatment. Currently, sixteen states and the District of Columbia allow recreational use of cannabis. As of June 30, 2023, the policy and regulations of the Federal Government and its agencies are that cannabis has no medical benefit and a range of activities, including cultivation and use of cannabis for personal use, is prohibited based on federal law and may or may not be permitted based on state law. Active enforcement of the current federal regulatory position on cannabis on a regional or national basis may directly and adversely affect the willingness of customers of the Company’s medicinal cannabis products to invest in or buy products. Active enforcement of the current federal regulatory position on cannabis may thus indirectly and adversely affect the revenues and profits of the Company.

Our discussion and analysis of our financial condition and results of operations are based upon our unaudited condensed consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these unaudited condensed consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, and expenses. On an ongoing basis, we evaluate these estimates, including those related to the useful lives of real estate assets, bad debts, impairment, net lease intangibles, contingencies, and litigation. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. There can be no assurance that actual results will not differ from those estimates.

BACKGROUND

American Cannabis Company, Inc. and subsidiary company, Hollister & Blacksmith, Inc., doing business as American Cannabis Consulting (“American Cannabis Consulting”), (collectively “the “Company”, “we”, “us”, or “our”) are based in Denver, Colorado and operate a fully integrated business model that features end to end solutions for businesses operating in the regulated cannabis industry in states and countries where cannabis is regulated and/or has been decriminalized for medical use and/or legalized for recreational use. The Company provides advisory and consulting services specific to this industry and manufactures proprietary industry solutions, including; the Satchel™, SoHum Living Soils™, Cultivation Cube™, and the High-Density Cultivation System.™ The Company also sells third-party industry-specific products and manages a strategic group partnership that offers both exclusive and nonexclusive customer products commonly used in the industry. American Cannabis Company, Inc. is a publicly listed third-party industry-specific quoted on the OTCQB Tier under the symbol “AMMJ”.

Naturaleaf Acquisition

On April 30, 2021, the Company closed its acquisition of the assets of Medihemp, LLC, and its wholly owned subsidiary SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc., each an entity organized and operating under the laws of the State of Colorado, and all doing business as “Naturaleaf” in the medicinal cannabis industry in Colorado.

Medihemp and SLAM, respectively own fixed assets and operate two retail Medical Marijuana Centers located in Colorado Springs, Colorado. Medical Cannabis owns fixed assets and operates a retail Medical Marijuana Center located in Colorado Springs, Colorado. Medical Cannabis also owns and operates a Medical Marijuana Optional Premises Cultivation license, and a Medical Marijuana-Infused Product Manufacturer license.

Naturaleaf agreed to sell or assign to the Company the following assets:

1.	Three Medical Marijuana (MMC) Store Licenses;

2.	One Marijuana Infused Product Licenses (MIPS); and,

3.	One Option Premises Cultivation License (OPC); and,

4.	Related real property assets, goodwill, and related business assets.

As a result, the Company has expanded its business model to include the cultivation and retail sale of cannabis in the medicinal cannabis industry.

On May 31, 2023, the Company sold Colorado State License No. 402-01065 (Medical Marijuana Store); City of Colorado Springs License No. 0850714L in exchange for $100,000. As of May 31, 2023, the Company discontinued its operations at the Palmer Park Boulevard, Ste. A, Colorado Springs, CO location. The Company will continue to rent the facility on a month-to-month tenancy pending final regulatory approval from the Colorado Marijuana Enforcement Division concerning the change of ownership.

RESULTS OF OPERATIONS

AMERICAN CANNABIS COMPANY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Six Months Ended June 30

	June 30,	June 30,	Increase
	2023	2022	(Decrease)
Revenues
Consulting Services	$468,500	$242,048	226,452
Product & Equipment	737,758	4,673,833	(3,936,076)
Cannabis Products	347,819	448,249	(100,430)
Total Revenues	1,554,077	5,364,131	(3,810,454)
Cost of Revenues
Cost of Consulting Services	103,085	47,922	55,163
Cost of Products and Equipment	507,646	3,964,197	(3,456,551)
Cost of Cannabis Products	357,771	543,828	(186,057)
Total Cost of Revenues	968,502	4,555,947	(3,587,445)
Gross Profit	585,575	808,184	(222,609)
			—
Operating Expenses	—
General and Administrative	1,081,600	1,333,738	(252,138)
Selling and Marketing	117,384	101,527	15,857
Stock Based Compensation Expense	17,021	65,309	(48,288)
Total Operating Expenses	1,216,005	1,500,574	(284,569)
Loss from Operations	(692,390)	(584,081)	(108,309)
Other Income (Expense)
Interest (expense)	(64,363)	(18,810)	(26,546)
Debt Forgiveness	—	110,543	(110,543)
Other income	181,316	1,799	42,970
Total Other (Expense) Income	116,953	93,532	(94,120)
Net Loss	(692,978)	(490,549)	(202,429)
Income Tax Expense	—	—	—
NET LOSS	$(692,978)	$(490,549)	(202,429)

Revenues

Total revenues were $1,554,077 for the six months ending June 30, 2023, compared to $5,364,131 for the six months ending June 30, 2022. The decrease in total revenue of $3,180,054 represents decreases in the revenue streams from the sale of equipment and cannabis products of $3,936,079 and $100,430, respectively.

Total revenues were $841,692 for the three months ending June 30, 2023, compared to $4,744,285 for the three months ending June 30, 2022. The decrease in total revenue of $3,986,480 for the three months ended June 30, 2022, represents a decrease in equipment sales.

Costs of Revenues

Costs of revenues primarily consist of labor, travel, cost of equipment, and other costs directly attributable to providing equipment, soil, and cannabis products. Costs of revenues related to our cannabis products include cultivation costs, including labor, utilities, supplies, and cultivation facility rent. During the six months ended June 30, 2023, our total costs of revenues were $968,502 compared to $4,555,947 for the six months ended June 30, 2022. The decrease of $3,587,445 in cost of revenues was a direct result of decreases in costs associated with equipment sales.

During the three months ended June 30, 2023, our total costs of revenues were $532,626 compared to $4,103,649 for the three months ended June 30, 2022. The decrease of $3,571,023 in cost of revenues was a direct result of decreased costs associated with equipment sales.

Consulting Services

Consulting service revenues during the six months ended June 30, 2023, were $468,500 versus $242,048 for the six months ended June 30, 2022, and $307,685 and $146,976 for the three months ended June 30, 2023, and 2022, respectively. Increases in consulting services result from the number and size of the type of projects worked on in the second quarter compared to the projects in the second quarter of 2022. Projects over the first six months of 2023 focused on assisting with licensing and providing proforma and design services. The first six months of 2023 saw an increase in projects overseeing and managing projects involving the implementation of design work provided for certain clients. As a result, while equipment sales decreased over the prior period, we saw an increase in consulting sales over the prior period.

Costs of Services were $103,085 compared to $47,922 for the six months ended June 30, 2023, and 2022, and $58,085 and $31,515 during the three months ended June 30, 2023, and 2022, respectively. Costs associated with consulting services increased due to the increase in payroll expenses allocated to the cost of services.

Soil Product and Equipment Revenues

Our product and equipment revenues for the six months ended June 30, 2023, were $737,758 versus $4,673,834 for the six months ended June 30, 2022, and $374,209 and $4,360,689 for the three months ended June 30, 2023, and 2022, respectively. Decreases in soil and equipment product sales increased to $3,936,076 from $3,986,480 during the six months ended June 30, 2023, compared to the six months ended June 30, 2022. During the six months ending June 30, 2023, the Company experienced cyclical downturns in the number of consulting projects that focused on constructing or improving cultivation facilities. This has resulted, and the Company anticipates seeing significantly less activity in equipment sales during the period.

Costs of Products and Equipment were $507,646 and $3,964,197 during the six months ended June 30, 2023, and 2022. Decreased costs were the result of lower associated with products and equipment sales.

Cannabis Product Revenues

Cannabis product revenues during the three months ended June 30, 2023 and 2022 were $159,798 and $236,620 respectively. During the six months ended June 30, 2023, and 2022, Cannabis product revenues were $347,819 and $448,249, respectively. The decrease of $76,822 and $100,430 were due to decreased sales during the respective periods.

Costs associated with cannabis products consist of those costs incurred in the cultivation of the plants and the retail sale of the products. During the three months ended June 30, 2023, and 2022, such costs were $184,062 and $354,157. During the six months ended June 30, 2023, and 2022, such costs were $357,771 and $543,828, respectively. The respective decreases in costs of $170,095 and $186,057 reflect decreased investment in infrastructure remodeling and upgrades.

Gross Profit

Total gross profits were $309,066 for the three months ended June 30, 2023, compromised of consulting services gross profit of $249,600, products and equipment gross profit of $84,130, and a gross profit of ($24,064) for cannabis products. This compares to a total gross profit of $640,636 for the three months ended June 30, 2022, comprised of consulting services gross profit of $115,461 and products and equipment gross profit of $43,878, and a gross profit of ($117,537) for cannabis products.

Total gross profits were $585,575 for the six months ended June 30, 2023, comprised of consulting services gross profits of $365,415, products and equipment gross profit of $230,112, and a gross profit of ($9,952). This compares to a total gross profit for the six months ended June 30, 2022, of consulting services gross profits of $194,126, products and equipment gross profit of $709,637, and cannabis products gross profits of ($95,579).

Operating Expenses

Total operating expenses were $1,216,004 for the six months ended June 30, 2023, and $1,500,574 for the six months ended June 30, 2022. The decrease of $284,570 in operating expenses is attributed to lower general and administrative expenses associated with maintaining the operations. The Company has seen additional increases in depreciation and amortization expenses, sales, and marketing expenses during the period.

Other Income (Expense)

Other income (expense) for the six months ending June 30, 2023, was $116,953 compared with $93,532 for the six months ending June 30, 2022.

Net Loss

Net loss for the six months ending June 30, 2023, was ($692,978) compared to a net loss of ($490,549) for the six months ending June 30, 2022.

Net loss for the three months ending June 30, 2023, was ($591,433) compared to a net loss of ($170,803) for the three months ending June 30, 2022.

LIQUIDITY AND CAPITAL RESOURCES

As of June 30, 2023, our primary internal sources of liquidity were our working capital, which included cash and cash equivalents of $81,705 and accounts receivable of $293,304. Additionally, considering that our fixed overhead costs have increased over the last year, management has instigated and continues to investigate opportunities for financing to support operations and growth. Management believes this strategy will adequately provide the necessary liquidity and capital resources to fund our operational and general and administrative expenses for at least the next 12 months.

Operating Activities

Net cash provided by operating activities for the six months ended June 30, 2023, was ($182,399), compared to net cash used by operating activities of $646,707, for the six months ended June 30, 2022. Increases in cash used resulted from decreased accounts receivable by increases in accounts payable. All a direct result of the decreased activities in equipment sales.

During the six months ending June 30, 2023, the Company has entered into consulting projects focused on constructing or improving cultivation facilities. The Company anticipates seeing greater activity in equipment sales and, therefore will see significant changes in Advances from Clients and other associated balance sheet accounts, such as prepaid expenses, accounts receivable, and accounts payable. In the case of equipment sales, the Company purchases the required equipment from 3rd party suppliers. Equipment purchases are not made until the Client has approved the estimates, been invoiced, and paid the invoice. The Company will not recognize these revenues until the equipment has been delivered to and received by the client.

Investing Activities

For the six months ended June 30, 2023, and 2022, investing activities were a use of cash of ($39,101) and ($10,998) respectively. These funds were used to purchase property and equipment, furniture and fixtures, and office equipment for $28,103.

Financing Activities

During the six months ended June 30, 2023, proceeds used in financing activities were $185,660, and ($432,371) for the six months ended June 30, 2022. Funds received during the six months ended June 30, 2023, were proceeds from notes. During the six months ended June 30, 2022, the Company paid down the Naturaleaf note payable.

Off Balance Sheet Arrangements

As of June 30, 2023, and December 31, 2022, we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Non-GAAP Financial Measures

Adjusted EBITDA, a Non-GAAP metric, is used to monitor our overall business performance. We define Adjusted EBITDA as net income (loss) before interest expense, net, provision for (benefit from) income taxes, stock-based compensation, and certain nonrecurring expenses, which have been limited to costs associated with the Reverse Merger. We believe such adjustments to arrive at Adjusted EBITDA provide us with a comparable measure for managing our business. We also believe that it is a useful measure for securities analysts, investors, and other interested parties in evaluating our Company.

A reconciliation of net income(loss) to Adjusted EBITDA is provided below:

	Six Months
	Ended June 30, 2022	Ended June 30, 2023
Adjusted EBITDA reconciliation:
Net loss	(508,476)	$(692,978)
Depreciation and Amortization	121,449	72,520
Interest Expense	64,363	45,356
Stock-based compensation for services	—	13,542
Stock-based compensation to employees	—	65,306
Adjusted EBITDA	(322,664)	$(496,251)

HyperScale Nexus Holding Corporation

Corporate Overview

HyperScale was incorporated on July 3, 2023, under the laws of the State of Nevada, and is based in Reno, Nevada. HyperScale's business focuses on providing services and products for Tier 3 Internet data centers that HyperScale intends to develop and also offer to existing data centers. Data centers play a pivotal role across industries, driving efficiency, innovation, and essential service delivery in our interconnected world. As technology evolves, Tier 3 data centers with high-capacity chipsets, such as the NVIDIA H-100, remain the bedrock of our global connectivity, supporting diverse industries with adaptable application workloads facilitated by a versatile technology stack.

A Tier 3 data center is designed to provide a high level of availability, typically with a guaranteed uptime of 99.982% or more. This equates to no more than 1.6 hours of downtime per year. Tier 3 data centers deploy redundant components and systems to minimize the risk of service interruption. This includes duplicate power sources, cooling systems designed for efficiency and redundancy to maintain optimal operating temperatures for servers and networking equipment and network connections. N+1 redundancy is often implemented, meaning there is one extra backup component for every critical system. For instance, if a data center requires two backup generators, it will have three.

Tier 3 data centers are designed to allow for maintenance and upgrades without affecting the operational integrity of the facility. This is known as "concurrent maintainability," meaning that essential systems can be worked on or repaired without taking the data center offline, and they have room for growth and can scale infrastructure as demand increases without significant downtime, maintaining efficiency throughout.

Security measures also employ robust in Tier 3 data centers also employ robust security measures that restrict access control and implement surveillance and physical security to protect against unauthorized entry and data breaches.

HyperScale aims to be at the forefront of revolutionizing data center solutions, introducing an innovative and transformative approach that encompasses scalable, efficient, and high-density data centers deployable in flexible, incremental units. Powered by groundbreaking technology, including the NVIDIA H-100 GPR chipsets, HyperScale will enable its data centers and its client's AI workloads and significantly reduce storage, costs, energy consumption, and space utilization.

HyperScale is currently active in developing a business model focused on both (a) providing premium data center services with unparalleled access to the latest NVIDIA H-100 GPU chipsets and (b) leveraging our access to the latest NVIDIA H-100 GPU chipsets to build out or purchase data centers we own and operate. Taking inspiration from the proven success of Rackspace, its unique business model revolves around delivering unparalleled cloud services, managed hosting, and professional services, all powered by the cutting-edge potential of NVIDIA H-100 GPU chipsets. Our mission is to empower businesses with high-performance computing capabilities, enabling them to accelerate their data-intensive workloads and drive innovation across various industries.

Contract with xFusion Digital Technologies Co., Ltd.

On August 25, 2023, HyperScale entered into an agreement ("Acquisition Agreement’) for the acquisition of 30,000 NVIDIA H-100 chipsets for a period of eighteen months, terminating on February 26, 2025, with xFusion Digital Technologies, Co., Ltd. ("xFusion") and its distributor. The distributor relationship includes an ordering and distribution facility that includes pricing, quantity, and delivery schedules. HyperScale's arrangement with xFusion includes the development and deployment of ICT decarbonization/sustainability projects and initiatives related to diversified computing power supplies for new green data centers, providing HyperScale Nexus with the consultancy services to support its design of the standard model of Green Data Center with FusionPoD solution, containing AI computing power and general high-performance computing power utilizing the NVIDIA H-100 chipsets, along with support for computer hardware resources (servers) and technical support services with regards to the hardware functionality.

Memorandum of Understanding to Form a Joint Venture with Silicon Tech Park.

On August 26, 2023, HyperScale entered a Memorandum of Understanding ("MOU") with Silicon Tech Park of Bangkok, Thailand ("STP"). STP operates and manages data center facilities in Bangkok, providing a data center infrastructure and access to the Thailand technological community, including reliable infrastructure and a conducive business environment. HyperScale agreed to form a joint venture to leverage our access to the latest NVIDIA H-100 GPU chipsets through our contract with xFusion Digital Technologies Co., Ltd., and our expertise in management, consulting, education, and monitoring critical data center operations to provide STP's clients with optimized performance, reliable infrastructure, and enhanced data processing using leading-edge technologies.

The non-binding MOU provided for each party to contribute cash of $800,000. We also agreed to provide STP with 128 high-capacity NVIDIA H-100 GPU chipsets and ongoing technical support and management consulting. STP agreed to provide its secure building structures with advanced insulation, fire suppression systems, and environmental controls, (ii) redundant power sources, backup generators, uninterruptible power supply (UPS) systems, and power distribution units (PDUs), (iii) advanced cooling systems, such as precision air conditioning units and liquid cooling solutions, (iii) standardized racks and cabinets, (iv) security measures, (v) advanced fire suppression systems, (vi) robust networking infrastructure connects servers, storage devices, and other equipment within the data center and provides connectivity to the outside world, and (vii) monitoring and management tools to oversee the health and performance of the information technology infrastructure.

HyperScale and STP each agreed to contribute $800,000. HyperScale would additionally contribute 128 NVIDIA H-100 GPU chipsets for the project. STP also agreed in principle, upon completion of the formal joint venture agreement containing comprehensive terms and conditions, to raise an additional $6.4 million dollars to fund joint venture operations.

HyperScale is pursuing financing for the joint venture. As of the date of this Information Statement, the proposed joint venture is pending completion of the material definitive agreement between the parties.

Products and Services

HyperScale plans on establishing and offering services to Tier 3 Data Centers worldwide. These facilities demonstrate outstanding operations and redundancies, representing the top 10% of global data centers. Tier 3 classifications reflect HyperScale Nexus' commitment to quality and reliability. Through its Tier 3 Data Solutions, HyperScale Nexus intends to be a leader in exceptional service, powering the digital landscape with expertise and capabilities.

The key features and services we plan to provide include:

·	Advanced GPU Technology: We provide direct access to the latest NVIDIA H-100 GPU chipsets, renowned for their exceptional parallel processing capabilities. This ensures lightning-fast performance for tasks such as deep learning, scientific research, AI, data analysis, and more.

·	High-Speed Connectivity: Our data center services are equipped with high-speed internet connectivity, ensuring seamless data transfer and real-time collaboration, no matter the geographical location of our clients.
·	Scalability and Flexibility: Our services are designed to scale alongside our customer's current and future business needs. Our flexible pricing models and on-demand resource allocation ensure cost efficiency and optimal resource utilization.
·	Customized Solutions: Our experienced team collaborates closely with clients to tailor solutions that align with their specific computational needs and goals.
·	Security and Reliability: Security is paramount in today's digital landscape. Our data centers are equipped with cutting-edge security measures, ensuring the safety and integrity of your sensitive data. Redundant systems and regular backups guarantee maximum uptime and data preservation.

Industries Served:

·	Artificial Intelligence and Machine Learning. AI and machine learning applications require immense computational power to train complex models and perform real-time inference. The H-100 GPU's high throughput and efficient architecture make it a crucial component for accelerating AI research and applications, including natural language processing, computer vision, and autonomous systems.
·	Scientific Research and Simulation. Industries such as academia, research institutions, and scientific organizations rely on GPUs for performing complex simulations, modeling physical phenomena, and analyzing large datasets. The H-100 GPU's parallel processing capabilities enable faster simulations and data analysis in physics, chemistry, and climate research.
·	Financial Modeling and Analytics. Financial institutions leverage GPUs to run intricate risk models, perform algorithmic trading, and analyze vast amounts of financial data. The H-100 GPU's computational power aids in rapidly processing and analyzing market trends, improving decision-making, and enhancing trading strategies.
·	Healthcare and Medical Imaging. In medical imaging, drug discovery, and genomics research, GPUs can accelerate data processing and analysis. The H-100 GPU's performance can help researchers identify patterns, simulate drug interactions, and analyze genetic data, ultimately contributing to advancements in healthcare and biotechnology.
·	Automotive and Aerospace Engineering. Industries that require advanced simulations, such as aerodynamics, crash testing, and vehicle design, can benefit from the H-100 GPU's parallel processing capabilities. These GPUs assist engineers in quickly analyzing design iterations and improving safety and performance.
·	Media and Entertainment. The entertainment industry benefits from the H-100 GPU's capabilities for rendering high-quality graphics, special effects, and animations. Whether creating realistic visual effects in movies, designing video games, or producing high-definition content, the H-100 GPU enhances the creative process.
·	Autonomous Systems and Robotics. The NVIDIA H-100 GPU chipset can play a crucial role in enhancing the performance of autonomous systems and robotics by providing accelerated computing power, efficient parallel processing, and specialized hardware for AI and deep learning tasks, including:

·	Acceleration of AI and Deep Learning. Autonomous systems and robotics often rely on artificial intelligence and deep learning algorithms for tasks such as perception, decision-making, and control. The H-100 GPU's high computational power and architecture designed for AI workloads enable these systems to process complex data, analyze sensor inputs, and make real-time decisions more efficiently.

·	Sensor Data Processing. Autonomous vehicles and robots gather vast amounts of sensor data, including images, lidar point clouds, and sensor fusion data. The H-100 GPU can process and analyze this data in parallel, enabling quick and accurate perception of the environment. This is crucial for tasks like object detection, path planning, and obstacle avoidance.
·	Real-time Decision-Making. Autonomous systems require rapid decision-making to navigate safely and efficiently. The H-100 GPU's parallel processing capabilities enable quick evaluation of multiple scenarios and predictive modeling, allowing autonomous vehicles and robots to make informed decisions in real-time.
·	Simulation and Training. Before deploying autonomous systems, extensive simulation and training are necessary to ensure their safety and effectiveness. The H-100 GPU can accelerate simulation processes, enabling more iterations and fine-tuning of algorithms. It also accelerates the training of machine learning models, allowing robots to learn from diverse datasets.
·	Localization and Mapping. The H-100 GPU aids in processing data for simultaneous localization and mapping (SLAM), a critical technology for robots and autonomous vehicles to understand their surroundings and navigate accurately in real-time.
·	Natural Language Processing (NLP). Many robotics applications involve human-robot interaction through voice commands or text input. The H-100 GPU can accelerate NLP tasks, enabling robots to understand and respond to human instructions more effectively.
·	Autonomous Drones. Drones for surveillance, delivery, and mapping can benefit from the H-100 GPU's capabilities for real-time obstacle detection, route planning, and image analysis.

·	Energy and Environmental Modeling. The H-100 GPU chipset can significantly aid in energy and environmental modeling by providing the computational power required to simulate, analyze, and optimize complex systems related to energy consumption, resource allocation, climate modeling, and environmental impact assessment, including:
·	Climate Modeling and Simulation: Climate scientists use numerical models to simulate various climate processes, including atmospheric circulation, ocean currents, and sea ice dynamics. These simulations help predict climate patterns and assess the potential impact of climate change. The H-100 GPU's parallel processing capabilities accelerate these simulations, enabling higher resolution and more accurate climate models.
·	Renewable Energy Optimization: The H-100 GPU can aid in optimizing the deployment and integration of renewable energy sources, such as solar and wind. It can analyze factors like geographic location, weather patterns, and energy demand to determine the most efficient setup for renewable energy installations.
·	Energy Grid Simulation: GPUs can model and simulate energy distribution and consumption patterns within a power grid. This aids in identifying potential bottlenecks, optimizing grid layout, and assessing the impact of incorporating renewable energy sources or energy storage solutions.
·	Energy Consumption Analysis: The H-100 GPU can process and analyze large datasets related to energy consumption patterns in different sectors, including residential, commercial, and industrial. This information is crucial for designing energy-efficient policies and strategies.

·	Environmental Impact Assessment: When planning large infrastructure projects, such as dams, highways, or urban developments, the H-100 GPU can assist in assessing the potential environmental impact. It can simulate changes in land use, air quality, water flow, and other factors to predict how a project might affect the environment.
·	Air Quality Modeling: GPUs can simulate air dispersion patterns, predict pollution levels, and analyze the impact of different emission sources on air quality. This information is vital for designing regulations to improve urban air quality.
·	Natural Resource Management: GPUs can aid in modeling the extraction and management of natural resources, such as water resources, minerals, and forests. These simulations help in sustainable resource utilization and long-term planning.
·	Disaster Preparedness and Response: In the context of natural disasters like hurricanes, earthquakes, and floods, GPUs can simulate the potential impact on infrastructure, populations, and the environment. This assists in disaster preparedness and response planning.
·	Ecosystem Modeling: The H-100 GPU can simulate ecosystems and analyze the interactions between different species, climate factors, and environmental stressors. This aids in understanding biodiversity and the potential consequences of environmental changes.
·	Environmental Policy Analysis: Governments and organizations can use GPUs to model the effects of different policy interventions related to energy consumption, pollution control, and sustainability. This helps in making informed policy decisions.

·	Governmental Applications. Governments often engage in scientific research spanning areas such as climate modeling, space exploration, and nuclear simulations. The H-100 GPU's parallel processing capabilities can accelerate complex simulations, enabling researchers to gain insights faster and make more informed decisions. The H-100 GPU can also enhance defense-related simulations, such as modeling the behavior of complex systems, analyzing satellite imagery, and optimizing resource allocation. It can also aid in cryptography and secure communications, helping governments protect sensitive information. Governments can also leverage the H-100 GPU to analyze urban data, traffic patterns, and energy consumption, enabling better urban planning, transportation management, and resource allocation, including energy consumption patterns, optimizing energy grids, modeling environmental impact, and aiding in the transition to sustainable energy sources. The H-100 GPU can assist in real-time data analysis, resource allocation, and coordination efforts, improving disaster response and recovery operations during emergencies.
·	Natural Disaster Prediction and Management. GPUs can process vast amounts of data for predicting natural disasters like hurricanes, earthquakes, and floods. Governments can use the H-100 GPU to run sophisticated simulations, improving disaster response and preparedness.
·	Public Safety and Law Enforcement. GPUs can aid in facial recognition, object detection, and video analytics, assisting law enforcement agencies in enhancing public safety and surveillance. The H-100 GPU's capabilities can accelerate real-time analysis of video feeds and identify potential threats more efficiently.
·	Academic and Educational Institutions. Universities and educational institutions can use the H-100 GPU to empower students and researchers with access to high-performance computing resources, enabling them to explore advanced applications across various fields.

·	Oil and Gas Exploration: The energy sector relies on GPUs for seismic imaging and reservoir simulation, helping locate oil and gas reserves more efficiently. The H-100 GPU's computational power aids in processing and interpreting vast amounts of geological data.

Market For Common Equity, Related Stockholder Matters, Market Information

HyperScale's common stock is not currently traded on any exchange.

Dividends

HyperScale has not paid cash dividends on its stock since inception and has no intention to do so in the foreseeable future.

Equity Compensation Plans

HyperScale does not currently have an equity compensation plan.

Markets and Regulation

Data center operations and high-capacity GPU chipset manufacturing and distribution are subject to international regulations and oversight by various regulatory agencies. These agencies may vary by region and jurisdiction, but some of the key international regulatory bodies and organizations involved in regulating these activities include:

International Telecommunication Union (ITU): The ITU is a specialized agency of the United Nations responsible for issues related to information and communication technologies (ICTs). While it primarily focuses on telecommunications, its standards and recommendations can impact data center operations and connectivity.

World Trade Organization (WTO): The WTO plays a role in regulating international trade, which can affect the import and export of high-capacity GPU chipsets and related technologies.

International Electrotechnical Commission (IEC): The IEC develops and publishes international standards for electrical and electronic technologies. Some standards related to electrical safety and electromagnetic compatibility may apply to data center equipment and GPU manufacturing.

International Organization for Standardization (ISO): ISO develops and publishes international standards for various industries, including those related to data center operations and quality management. ISO 27001, for example, focuses on information security management systems.

European Union (EU) Agencies: The EU has several agencies that oversee aspects of data center operations and technology, such as the European Data Protection Board (EDPB) for data privacy and the European Telecommunications Standards Institute (ETSI) for ICT standards.

U.S. Federal Agencies: While primarily applicable within the United States, agencies like the Federal Trade Commission (FTC) and the Federal Communications Commission (FCC) have some influence on data center operations and technology standards.

Japanese Ministry of Economy, Trade, and Industry (METI): METI oversees regulations and standards related to technology and electronics in Japan.

Singapore Infocomm Media Development Authority (IMDA): IMDA regulates and promotes the ICT and media sectors in Singapore, which includes data center operations and telecommunications.

National Regulatory Authorities (NRAs): Many countries have their own NRAs responsible for regulating telecommunications, data protection, and other aspects of the technology sector. Examples include the Federal Communications Commission (FCC) in the United States and the Office of Communications (Ofcom) in the United Kingdom.

Customs and Trade Authorities: Customs authorities in various countries enforce import and export regulations related to high-capacity GPU chipsets and other technology products.

Employees

As of the date of this Information Statement, HyperScale has no employees.

Intellectual Property

As of the date of this Information Statement, HyperScale has no intellectual property. An application for a trademark for the name "HyperScale" has been filed with the U.S. Patent and Trademark Office. As of the date of this Information Statement, no trademark has been issued.

Sales and Marketing

HyperScale intends to conduct in-depth market research to identify target industries and businesses that require high-performance computing, analyze competitors offering solutions, and identify gaps in the "Internet as a Service" market that our platform can address. Understand the specific needs of potential customers in terms of computational power, AI/ML capabilities, and data processing requirements.

We intend to develop a strong brand identity that highlights the reliability, scalability, and cutting-edge technology of our "Internet as a Service" platform and emphasize the utilization of NVIDIA H100 chipsets as a competitive advantage, positioning our platform as a leader in GPU-accelerated computing.

We will segment potential customers based on industry, size, and computing needs (e.g., AI startups, healthcare, finance, and research institutions), customizing our marketing messages and value propositions for each customer segment, and clearly define our "Internet as a Service" product offerings, including computing power, storage, and networking capabilities, highlighting the unique features of the NVIDIA H100 chipsets, including their AI and deep learning capabilities, which enable faster data processing and model training.

Create informative and engaging content that educates potential customers about the benefits of our "Internet as a Service" platform and the H100 chipsets, and develop whitepapers, case studies, blog posts, and webinars that showcase real-world applications and success stories.

Seek to collaborate with NVIDIA as an official partner or reseller to leverage their marketing resources and co-branding opportunities, highlighting our developing partnership with NVIDIA in our marketing materials to build credibility.

Establish a user-friendly website with detailed product information, customer testimonials, and a clear call-to-action for inquiries and sign-ups, and optimize our website for SEO to ensure potential customers can find our services when searching online. Run targeted online advertising campaigns on platforms like Google Ads and LinkedIn to reach decision-makers in our target industries, using retargeting campaigns to engage with visitors who have shown interest in our services. Maintain an active presence on social media platforms like LinkedIn and Twitter to share industry news, technology updates, and success stories and engage with our audience through thought leadership content and discussions.

We also intend to build a dedicated sales team to reach out to potential clients and offer personalized consultations. Attend industry conferences and trade shows to showcase our "Internet as a Service" platform and NVIDIA H100 chipsets.

Customer Support will be key to ensuring client satisfaction and retention, and we intend to gather feedback from customers to improve our services and address any issues promptly, develop competitive pricing packages based on customer needs and market analysis, and consider offering flexible payment options and trial periods to attract new customers. Our strategy will include implementing analytics tools to measure the effectiveness of our marketing efforts and monitor key performance indicators (KPIs) such as website traffic, conversion rates, and customer acquisition costs, ensuring that our "Internet as a Service" platform complies with relevant data security and privacy regulations, which can be a critical selling point for certain industries, and developing a plan for scaling our infrastructure to accommodate growing customer demand, exploring opportunities for expanding our services, or entering new geographic markets.

Principal Suppliers

Our principal supplier of the NVIDIA H-100 chipsets used in our business plans is xFusion by virtue of our Acquisition Agreement entered on August 25, 2023.

xFusion is a reputable supplier in the technology industry known for its high-quality components, and it plays a pivotal role in our supply chain. Our Acquisition Agreement with xFusion for the procurement of up to 30,000 NVIDIA H-100 chipsets, which are integral to the functionality and performance of our tier 3 data center development and products and services we can offer to third parties.

HyperScale's decision to collaborate with xFusion as our principal supplier of the NVIDIA H-100 chipset is rooted in several factors, including their proven track record in delivering high-quality components, their ability to scale with our growing needs, and their commitment to product innovation. This strategic partnership aligns with our mission to provide best-in-class solutions to our customers.

We are committed to nurturing our partnership with xFusion and staying informed about advancements in technology and supply chain management. Our objective is to ensure a reliable and sustainable supply of the NVIDIA H-100 chipset while remaining adaptable to changes in the marketplace.

Competition

The competitive landscape for providers of high-capacity NVIDIA H-100 chips in Tier 3 data centers is dynamic and highly competitive. These chips are a vital component in data centers, artificial intelligence (AI) applications, and high-performance computing (HPC) environments. Multiple companies and players compete in this space, and the competition can be segmented into several categories:

NVIDIA Corporation:

NVIDIA, the manufacturer of the H-100 chips, is a dominant player in the market. They have a strong reputation for producing high-performance GPUs and AI accelerators. NVIDIA's H-100 chips benefit from their extensive R&D investments and ecosystem support.

Traditional Chip Manufacturers:

Companies like Intel, AMD, and IBM have also entered the AI accelerator market, offering competitive solutions to NVIDIA. For example, Intel offers its Xeon Phi processors, which are designed for AI and HPC workloads.

AI Accelerator Start-ups:

Several start-ups are innovating in the AI accelerator space. They focus on creating specialized hardware that can deliver high performance for AI and HPC tasks. These companies often aim to address specific niches or offer cost-effective alternatives to established players.

Cloud Service Providers:

Cloud giants like Amazon Web Services (AWS), Microsoft Azure, Google Cloud, and Alibaba Cloud have their own AI accelerator offerings. They leverage these chips in their data centers to provide AI and machine learning services to clients.

Dedicated Hardware Vendors:

Some companies specialize in providing dedicated AI and HPC hardware solutions. These include companies like Cray (now part of HPE), which offers supercomputers with custom accelerators.

Custom Hardware Solutions:

Large tech companies, such as Facebook, Google, and Baidu, often develop their in-house custom AI accelerators. These solutions are tailored to their specific needs and can be highly competitive in their respective domains.

Research Institutions and Universities:

Research institutions and universities also contribute to the competitive landscape by developing their AI accelerators and contributing to open-source projects, fostering innovation in the field.

Fabless Semiconductor Companies:

Some semiconductor companies operate without manufacturing facilities but design and develop specialized AI accelerator chips. They partner with foundries for production. These companies can be agile and competitive in niche markets.

Regional Players:

In certain regions, especially Asia, there are local semiconductor companies that aim to capture a share of the AI accelerator market. These players often focus on meeting the demands of the regional market.

Ecosystem Partners:

Ecosystem partners, including software developers, system integrators, and solution providers, contribute to the competitive landscape by developing software and solutions optimized for H-100 and similar chips.

Competition in the high-capacity NVIDIA H-100 chip market is intense due to the increasing demand for AI and HPC solutions across various industries. Companies differentiate themselves through factors such as performance, energy efficiency, software compatibility, and pricing. The competitive landscape is likely to continue evolving as technological advancements and new entrants enter the market, making it essential for providers to innovate to maintain their competitive edge continually.

Significant Customers

HyperScale has yet to establish client relationships for its "Internet as Service" offerings, and efforts at fundraising to commence marketing and operations are in the development stage.

Properties

HyperScale operates from its registered office at 401 Ryland Street, Unit 200-A, Reno, Nevada 89502.

Legal Proceedings

HyperScale is not subject to any pending legal proceedings.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

As HyperScale was formed on July 3, 2023, and is in the development stage, it has not engaged an accounting firm as of the date of this Information Statement.

Directors, Officers, and Corporate Governance

Directors

The following table sets forth information regarding HyperScale current directors as of the date of this Information Statement.

Name	Principal Occupation	Age	Director Since
Tad Mailander	Director	67	2023

Tad Mailander is an attorney licensed to practice before all of the Courts in the State of California. Mr. Mailander has been in practice since 1991 and is a member of the State Bar of California, the bars of the United States District Court for the Southern District of California, and the United States Court of Appeal for the Ninth Circuit. Mr. Mailander is an independent director.

Executive Officers

HyperScale designated the following persons serving in the following positions as chief executive officer, president, secretary and treasurer. The following table sets forth information regarding our executive officers as of the date of this Information Statement.

Name	Principal Occupation	Age	Officer Since
Tad Mailander	President, Secretary, Treasurer	67	2023
Greg Forrest	Chief Executive Officer	62	2023

Tad Mailander, President, Secretary, Treasurer.  Mr. Mailander's biographical summary is included above.

Greg Forrest, Chief Executive Officer. Mr. Forrest is a seasoned C-Level Executive with global perspective and entrepreneurial drive specializing in creating shareholder value through financial performance in both public and private equity backed companies. He is experienced in leading and operating technology-enabled services businesses; all resulting in significant revenue growth through business and corporate development strategies, operating leverage and improved operational efficiencies. In 2011, Greg was named a Finalist of the Ernst Young Entrepreneur of the Year Award.

IMPLICATIONS OF BEING AN EMERGING GROWTH COMPANY, SMALLER REPORTING COMPANY AND CONTROLLED COMPANY.

After the close of the transaction, we may qualify as an “emerging growth company” as defined in the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include:

•	inclusion of only two years, as compared to three years of audited financial statements in addition to any required unaudited interim financial statements with correspondingly reduced “Management’s Discussion and Analysis of Financial Condition and Results of Operations” disclosure;

•	an exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act;

•	an exemption from compliance with any new requirements adopted by the Public Company Accounting Oversight Board requiring mandatory audit firm rotation

•	reduced disclosure about executive compensation arrangements; and

•	no requirement to seek non-binding advisory votes on executive compensation or golden parachute arrangements.

We may take advantage of these provisions until we are no longer an emerging growth company. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of the transaction, (b) in which we have total annual gross revenue of at least $1.235 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

We have taken advantage of the reduced reporting requirements in this prospectus. Accordingly, the information contained herein may be different from the information you receive from other public companies that are not emerging growth companies.

The JOBS Act permits an “emerging growth company” such as us to take advantage of an extended transition period to comply with new or revised accounting standards applicable to public companies until those standards would otherwise apply to private companies. We have elected to take advantage of the extended transition period for complying with new or revised accounting standards until those standards would otherwise apply to private companies. As a result, our operating results and financial statements may not be comparable to the operating results and financial statements of other companies that have adopted the new or revised accounting standards.

We are also a “smaller reporting company,” as defined in the Exchange Act. We may continue to be a smaller reporting company even after we are no longer an emerging growth company. We may take advantage of certain of the scaled disclosure available to smaller reporting companies and will be able to take advantage of these scaled disclosures for so long as our voting and non-voting common stock held by non-affiliates is less than $250 million measured on the last business day of our second fiscal quarter, or our annual revenue is less than $100 million during the most recently completed fiscal year for which audited financial statements are available and our voting and non-voting common stock held by non-affiliates is less than $700 million as of the last business day of our second fiscal quarter.

We expect to qualify as a “controlled company” under the listing rules of Nasdaq because following the Business Combination, more than 50% of the voting power of our common stock will be owned by The Titan Capital Irrevocable Trust.

As a “controlled company,” we are entitled to rely on certain exemptions from Nasdaq’s corporate governance requirements, including:

•	the requirement that a majority of our board of directors consist of independent directors;

•	the requirement that our director nominations be made, or recommended to the full board of directors, by our independent directors or by a nominations committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;

•	the requirement that our compensation committee be composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	the requirement that we conduct an annual performance evaluation of the nominating and corporate governance and compensation committees.

These requirements will not apply to us as long as we remain a “controlled company.”

Exhibits

Agreement and Plan of Merger

HyperScale Nexus Holding Corporation Articles of Incorporation, Charter, Business License

HyperScale Nexus Holding Corporation Certificate of Amendment to Articles

HyperScale Nexus Holding Corporation Bylaws

HyperScale Nexus Merger Sub Articles of Incorporation, Charter, Business License

HyperScale Nexus Holding Corporation Memorandum of Understanding with Silicon Tech Park

HyperScale Nexus Holding Corporation Agreement with xFusion Digital Technologies, Co., Ltd.

Bangkok, Thailand

Index to Financial Statements

Audited Financial Statements for the year ended December 31, 2022

Unaudited Financial Statements for the Quarter ended June 30, 2023

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

Dated: September 21, 2023

AMERICAN CANNABIS COMPANY, INC.

By:       /s/ Ellis Smith

Ellis Smith

Principal Executive Officer

Principal Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of American Cannabis Company, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of American Cannabis Company, Inc. (the Company) as of December 31, 2022, and the related consolidated statement of operations, shareholders’ equity, and cash flows for year ended December 31, 2022, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and the results of their operations and their cash flows for year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a working capital deficit, has generated net losses since its inception and further losses are anticipated. The Company requires additional funds to meet its obligations and the costs of its operations. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Emphasis of Matter on Company’s Operations

The Company is an organization that provides products and services in the legalized cannabis industry. The Company operates in an industry where laws and regulations vary significantly by jurisdiction. Currently, several states permit medicinal or recreational use of cannabis; however, the use of cannabis is prohibited on a federal level in the United States. If any of the states that permit use of cannabis were to change their laws or the federal government was to actively enforce such prohibition, the Company’s business could be adversely affected. The Company also currently accepts credit card payments for purchases of legal cannabis at their retail locations. At any given time, the credit card companies may cease to process credit card payments for these sales, which could cause significant interruption in the Company’s operations.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Acquisitions

The Company closed its acquisition of the assets of Medihemp, LLC, and its wholly owned subsidiaries, doing business as “Naturaleaf” in the medicinal cannabis industry during the year ended December 31, 2021. The Company accounted for the acquisitions under the acquisition method of accounting for business combination. The Company began assessing the fair value of assets acquired during the year ended December 31, 2021 and recorded preliminary estimates related to the acquisition. During the year ended December 31, 2022, the Company finalized their assessment of the purchase price allocation through the use of a third-party valuation specialist regarding the intangible asset and goodwill values.

How the Critical Audit Matter were Addressed in the Audit

Our audit procedures related to the following:

•        We evaluated management’s and the valuation specialist’s identification of assets acquired and liabilities assumed.

•        We obtained management’s purchase price allocation detailing fair values assigned to acquired tangible and intangible assets.

•        We obtained valuation report prepared by valuation specialist engaged by management to assist in the purchase price allocation, including determination of fair values assigned to acquired intangible assets, and examined valuation methods used and qualifications of specialist.

•        We examined the completeness and accuracy of the underlying data supporting the significant assumptions and estimates used in the valuation report, including historical and projected financial information.

•        We evaluated the accuracy and completeness of the financial statement presentation and disclosure of the acquisitions.

/s/ Hudgens CPA, PLLC

www.hudgenscpas.com

We have served as the Company’s auditor since 2022.

Houston, Texas

April 17, 2023

Report of Independent Registered Public Accounting Firm (PCAOB Number 324)

Board of Directors and Shareholders

American Cannabis Company, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of American Cannabis Company, Inc. (the “Company”) as of December 31, 2021, and the related consolidated statement of operations, shareholders’ equity, and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has an accumulated deficit, recurring losses, and expects continuing future losses. As of December 31, 2021, the Company has an accumulated deficit of $9,447,517. During the year ended December 31, 2021, the Company also experienced negative cash flows from operating activities of $957,978. It appears these principal conditions or events, considered in the aggregate, indicate it is probable that the entity will be unable to meet its obligations as they become due within one year after the date the financial statements are issued. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Emphasis of Matter Related to the Company’s Operations

The Company is an organization that provides products and services in the legalized cannabis industry. The Company operates in an industry where laws and regulations vary significantly by jurisdiction. Currently, several states permit medicinal or recreational use of cannabis; however, the use of cannabis is prohibited on a federal level in the United States. If any of the states that permit use of cannabis were to change their laws or the federal government was to actively enforce such prohibition, the Company’s business could be adversely affected. The Company also currently accepts credit card payments for purchases of legal cannabis at their retail locations. At any given time, the credit card companies may cease to process credit card payments for these sales, which could cause significant interruption in the Company’s operations.

Basis for Opinion

These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. the Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Macias Gini & O’Connell LLP

We have served as the Company’s auditor since 2020.

 324

Irvine, CA

April 25, 2022

AMERICAN CANNABIS COMPANY, INC.

CONSOLIDATED BALANCE SHEETS.

	December 31,	December 31,
	2022	2021
ASSETS
Current Assets
Cash and Equivalents	$117,547	$670,423
Accounts Receivable, Net	469,111	11,316
Deposits	9,595	2,895
Inventory	352,971	278,608
Prepaid Expenses and Other Current Assets	73,933	51,353
Total Current Assets	1,023,157	1,014,595

Property and Equipment - Net	427,669	375,832

Other Assets
Intangible Assets	1,223,242	745,937
Goodwill	1,332,113	1,985,113
Right of Use Assets - Operating Leases, net	604,020	95,722
Long Term Deposits	6,000	6,000
Total Other Assets	3,165,375	2,832,772
TOTAL ASSETS	$4,616,201	$4,223,199

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts Payable	$679,163	$242,679
Advances from Clients	280,705	111,892
Accrued and Other Current Liabilities	233,348	161,718
Stock payable	74,343	42,207
Right of Use Liabilities, all current	181,661	95,722
Litigation Settlement, current	100,000	175,000
Note payable, current	550,000	1,100,000
Total Current Liabilities	2,099,220	1,929,218

LONG TERM LIABILITIES
Litigation Settlement	75,000	175,000
Right of Use Liabilities, LT	422,359	-
LTD Note Payable	150,000	-
Total Long Term Liabilities	612,960	175,000
TOTAL LIABILITIES	2,746,579	2,104,218

Shareholders' Equity
Preferred Stock, $0.01 par value, 5,000,000 shares authorized; 0 shares issued and outstanding at December 31, 2022 and 2021	-	-
Common stock, $0.00001 par value; 500,000,000 shares authorized; 92,152,938 and 81,902,938 shares issued and outstanding at December 31, 2022 and 2021, respectively	922	819
Additional paid-in capital	11,949,409	11,565,679
Accumulated deficit	(10,080,709)	(9,447,517)
Total Shareholders' Equity	1,869,622	2,118,981

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$4,616,201	$4,223,199

The accompanying notes are an integral part of these  consolidated financial statements

AMERICAN CANNABIS COMPANY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended
	December 31,	December 31,
	2022	2021
Revenues
Consulting Services	$475,837	$381,094
Product & Equipment	17,539,377	1,037,962
Cannabis Products	793,331	1,006,148
Total Revenues	18,808,545	2,425,204

Cost of Revenues
Cost of Consulting Services	61,246	36,179
Cost of Products and Equipment	15,230,648	758,940
Cost of Cannabis Products	979,437	573,937
Total Cost of Revenues	16,271,331	1,369,056
Gross Profit	2,537,214	1,056,148

Operating Expenses
General and Administrative	2,833,140	2,050,272
Selling and Marketing	225,950	199,968
Bad Debt Expense	5,438	54,435
Litigation Settlement Expense	-	350,000
Stock Based Compensation Expense	78,342	42,206
Total Operating Expenses	3,142,870	2,696,881
Loss from Operations	(605,656)	(1,640,733)

Other Income (Expense)
Interest (expense)	(78,086)	(75,374)
Debt Forgiveness	-	240,975
Other income	50,550	35,883
Total Other (Expense) Income	(27,536)	201,484
Net Loss	(633,192)	(1,439,249)
Income Tax Expense	-	-
NET LOSS	$(633,192)	$(1,439,249)
Basic and diluted net loss per common share	$(0.01)	$(0.02)
Basic and diluted weighted average common shares outstanding	85,727,938	78,387,733

The accompanying notes are an integral part of these consolidated financial statements.

57

AMERICAN CANNABIS COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended
	December 31,	December 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(633,192)	$(1,439,249)
Adjustments to reconcile net loss to net cash used in operating activities:
Allowance for Bad Debt Expenses	64,344	54,345
Depreciation and amortization	227,533	95,562
Stock-based compensation to employees	266,207	42,207
Litigation Settlement Expense	-	350,000
Operating lease expense	192,432	(95,722)
Debt Forgiveness	-	(240,975)
Changes in operating assets and liabilities:
Accounts receivable	(522,139)	(40,795)
Inventory	(74,363)	(144,034)
Prepaid expenses and other current assets	(29,282)	(1,051)
Accounts Payable	436,484	229,524
Advances from Clients	168,813	23,409
Litigation payable	(175,000)	-
Accrued and other current liabilities	71,630	113,349
Operating Lease Liability	(192,432)	95,722
Net Cash Used In Operating Activities	$(198,965)	$(957,978)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(103,675)	(357,801)
Acquisition of Assets	-	(1,100,000)
Intangible Assets	-	(8,159)
Net Cash Used in Investing Activities	$(103,675)	$(1,465,960)
	-	-
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from note payable	-	130,186
Payment of note payable	(550,000)	-
LTD Note Payable	150,000	-
Proceeds from sale of common stock	149,764	1,241,043
Net Cash (Used in) Provided by Financing Activities	$(250,236)	$1,371,229

NET (DECREASE) INCREASE IN CASH	(552,875)	(1,052,709)

CASH AT BEGINNING OF PERIOD	670,423	1,723,132

CASH AT END OF PERIOD	$117,547	$670,423

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes	$-	$-
Cash paid for interest	$-	$-
Initial recognition of leases	$700,730	$-
Stock issued for Receivables	$-	690,000
Stock issued for Acquisition	$-	1,100,000

The accompanying notes are an integral part of these  consolidated financial statements

AMERICAN CANNABIS COMPANY, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

FOR THE YEARS  ENDED DECEMBER 31, 2022 AND 2021

			Additional		Total
	Common Stock		Paid-In'	Accumulated	Shareholders
	Shares	Amount	Capital	Deficit	Equity
Balance, December 31, 2020	70,727,938	$707	$9,634,748	$(8,008,268)	$1,627,187
Stock-issued for asset acquisition	3,000,000	30	689,970	-	690,000
Stock issued for cashless exercise of warrants	125,000	1	(1)	-	-
Shares issued cash	8,050,000	81	1,240,962	-	1,241,043
Net Loss	-	-	-	(1,439,249)	(1,439,249)
Balance, December 31, 2021	81,902,938	$819	$11,565,679	$(9,447,517)	$2,118,981
			Additional		Total
	Common Stock		Paid-In	Accumulated	Shareholders
	Shares	Amount	Capital	Deficit	Equity
Balance, December 31, 2021	81,902,938	$819	$11,565,679	$(9,447,517)	$2,118,981
Stock-based compensation	2,000,000	20	46,206	-	46,226
Stock issued for services	4,750,000	48	169,931	-	169,979
Stock issued for cash	2,500,000	25	117,603	-	117,628
Stock issued for consultant	1,000,000	10	49,990	-	50,000
Net Loss	-	-	-	(633,192)	(633,192)
Balance, December 31, 2022	92,152,938	$922	$11,949,409	$(10,080,709)	$1,869,622

The accompanying notes are an integral part of these  consolidated financial statements

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Note 1. Description of Business.

American Cannabis Company, Inc. and its wholly owned subsidiary Company, Hollister & Blacksmith, Inc., doing business as American Cannabis Consulting (“American Cannabis Consulting”), (collectively “the “Company”) are based in Denver, Colorado and operate a fully-integrated business model that features end-to-end solutions for businesses operating in the regulated cannabis industry in states and countries where cannabis is regulated and/or has been de-criminalized for medical use and/or legalized for recreational use. We provide advisory and consulting services specific to this industry, design industry-specific products and facilities, and sell both exclusive and non-exclusive customer products commonly used in the industry.

On April 30, 2021, the Company closed its acquisition of the assets of Medihemp, LLC, and its wholly owned subsidiary SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc., each an entity organized and operating under the laws of the State of Colorado, and all doing business as “Naturaleaf” in the medicinal cannabis industry in Colorado.

Naturaleaf agreed to sell or assign to the Company the following assets:

1.	Three Medical Marijuana (MMC) Store Licenses;

2.	One Marijuana Infused Product Licenses (MIPS); and

3.	One Option Premises Cultivation License (OPC); and

4.	Related real property assets, goodwill, and related business assets.

As a result, the Company has expanded its business model to include the cultivation and retail sale of cannabis in the medicinal cannabis industry.

Note 2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Accounting

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America, pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, the accompanying consolidated financial statements include normal recurring adjustments that are necessary for a fair presentation of the results for the periods presented.

Principal of Consolidation

The consolidated financial statements for the years ended December 31, 2022 and 2021, include the accounts of American Cannabis Company, Inc. and its wholly owned subsidiary, Hollister & Blacksmith, Inc., doing business as American Cannabis Company, Inc. Intercompany accounts and transactions have been eliminated.

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Going Concern

Accounting Standards Codification (“ASC”) Topic 205-40, Presentation of Financial Statements - Going Concern ("ASC 205-40") requires management to assess the Company’s ability to continue as a going concern for one year after the date the financial statements are issued. Under ASC 205-40, management has the responsibility to evaluate whether conditions and/or events raise substantial doubt about our ability to meet future financial obligations as they become due within one year after the date that the financial statements are issued. As required by this standard, management’s evaluation shall initially not take into consideration the potential mitigating effects of management’s plans that have not been fully implemented as of the date the financial statements are issued.

Our assessment included the preparation of a detailed cash forecast that included all projected cash inflows and outflows. During 2022, we secured additional cash financings through the sales and issuances of our common stock through. However, we continue to focus on growing our revenues. Accordingly, operating expenditures may exceed the revenue we expect to receive for the foreseeable future. We also have a history of operating losses, negative operating cash flows, and negative working capital, and expect these trends to continue into the foreseeable future.

As of the date of this Annual Report on Form 10-K, while we believe we have adequate capital resources to complete our near-term operations, there is no guarantee that such capital resources will be sufficient until such time we reach profitability. We may access capital markets to fund strategic acquisitions or ongoing operations on terms we believe are favorable. The timing and amount of capital that may be raised are dependent on market conditions and the terms and conditions upon which investors would require to provide such capital. We may utilize debt or sell newly issued equity securities through public or private transactions.

There can be no assurance that we can obtain additional funding on satisfactory terms or at all. In addition, no assurance can be given that any such financing, if obtained, will be adequate to meet our capital needs and support our growth. If additional funding cannot be obtained on a timely basis and on satisfactory terms, our operations would be materially negatively impacted; however, we have successfully accessed capital markets in the past, and we are confident in our ability to access capital markets again if needed.

The Company has an accumulated deficit of $10,080,709 and recurring losses and expects continuing future losses. In addition, the Company has a working capital deficit of $1,076,063. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s primary source of operating funds in 2022 and 2021 has been funds generated from proceeds from the sale of common stock and operations. The Company has experienced net losses from operations since its inception. The Company has an accumulated deficit at December 31, 2022, and requires additional financing to fund future operations.

The Company’s existence is dependent upon management’s ability to develop profitable operations and to obtain additional funding sources. There can be no assurance that the Company’s financing efforts will result in profitable operations or the resolution of the Company’s liquidity problems. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

The accompanying consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

61

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Use of Estimates in Financial Reporting

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amount of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the consolidated financial statements during the periods presented. Actual results could differ from these estimates. Estimates and assumptions are reviewed periodically, and the effects of revisions are reflected in the consolidated financial statements in the period in which they are deemed to be necessary. Significant estimates made in the accompanying consolidated financial statements include but are not limited to following those related to revenue recognition, allowance for doubtful accounts and unbilled services, lives and recoverability of equipment and other long-lived assets, the allocation of the asset purchase price, contingencies, and litigation. The Company is subject to uncertainties, such as the impact of future events, economic, environmental, and political factors, and changes in the business climate; therefore, actual results may differ from those estimates. When no estimate in a given range is deemed to be better than any other when estimating contingent liabilities, the low end of the range is accrued. Accordingly, the accounting estimates used in preparing the Company's consolidated financial statements will change as new events occur, as more experience is acquired, as additional information is obtained and as the Company's operating environment changes. Changes in estimates are made when circumstances warrant. Such changes and refinements in estimation methodologies are reflected in reported results of operations; if material, the effects of changes in estimates are disclosed in the notes to the consolidated financial statements.

Segment Information

Accounting Standards Codification subtopic Segment Reporting 280-10 ("ASC 280-10") establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. ASC 280-10 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions on how to allocate resources and assess performance. The following table represents the Company’s Naturaleaf business.

 Schedule of Segment Reporting Information, by Segment

	For the Years ended
	Dec 31, 2022	Dec 31, 2021

Revenues	$793,330	$1,006,148

Cost of Goods Sold	979,437	553,336

Gross Profit	(186,107)	452,812

Expense
Depreciation Expense	46,111	19,811
Stock-based Compensation	—	—
Selling and Marketing	44,758	66,205
Payroll and Related expenses	256,255	222,496
General and Admin Expenses	538,528	231,341
Total Expense	885,652	539,853

Net Loss from Operations	$(1,071,759)	$(87,041)

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash and cash equivalents are held in operating accounts at a major financial institution. Cash balances may exceed federally insured limits. Management believes the financial risk associated with these balances is minimal and has not experienced any losses to date. As of December 31, 2022, and 2021, the Company had cash balances in excess of FDIC-insured limits of $250,000.

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Accounts Receivable, net

Accounts receivable are recorded at the net value of face amount less an allowance for doubtful accounts. The Company evaluates its accounts receivable periodically based on specific identification of any accounts receivable for which the Company deems the net realizable value to be less than the gross amount of accounts receivable recorded; in these cases, an allowance for doubtful accounts is established for those balances. In determining its need for an allowance for doubtful accounts, the Company considers historical experience, analysis of past due amounts, client creditworthiness and any other relevant available information. However, the Company’s actual experience may vary from its estimates. If the financial condition of its clients were to deteriorate, resulting in their inability or unwillingness to pay the Company’s fees, it may need to record additional allowances or write-offs in future periods.

This risk is mitigated to the extent that the Company receives retainers from its clients prior to performing significant services.

The allowance for doubtful accounts, if any, is recorded as a reduction in revenue to the extent the provision relates to fee adjustments and other discretionary pricing adjustments. To the extent the provision relates to a client's inability to make required payments on accounts receivables, the provision is recorded in operating expenses. At December 31, 2022, and 2021, the Company’s allowance for doubtful accounts was $4,071 and $82,540, respectively. The Company recorded bad debt expense during the years ended December 31, 2022, and 2021, of $5,438 and $54,435, respectively.

Deposits

Deposits are comprised of advance payments made to third parties, for rent, utilities, and inventory for which the Company has not yet taken title. When the Company takes title to inventory for which deposits are made, the related amount is classified as inventory, then recognized as a cost of revenues upon sale.

Inventory

Inventory is comprised of products and equipment owned by the Company to be sold to end-customers. The Company’s inventory as it relates to its soil products and equipment is valued at cost using the first-in first-out and specific identification methods, unless and until the market value for the inventory is lower than cost, in which case an allowance is established to reduce the valuation to net realizable value. As of December 31, 2022 and 2021, market values of all the Company’s inventory were greater than cost, and accordingly, no such valuation allowance was recognized.

Inventory also consists of pre-harvested cannabis plants and related end products. Inventory is valued at the lower of cost or net realizable value. Costs of inventory purchased from third party vendors for retail sales at dispensaries is determined using the first in first out method. Costs are capitalized to cultivated inventory until substantially ready for sale. Costs include direct and indirect labor, consumables, materials, packaging supplies, utilities, facilities costs, quality and testing costs, production related depreciation and other overhead costs. The Company periodically reviews physical inventory for excess, obsolete, and potentially impaired items. The reserve estimate for excess and obsolete inventory is based on expected future use and on an assessment of market conditions. At December 31, 2022, the Company’s management determined that a reserve for excess and obsolete inventory was not necessary

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets are primarily comprised of advance payments made to third parties for independent contractors’ services or other general expenses. Prepaid services and general expenses are amortized over the applicable periods which approximate the life of the contract or service period.

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Significant Clients and Customers

For the year ended December 31, 2022, eight customers accounted for 87.33% of the Company's total revenues from its consulting, soil, and products revenue lines for the period. At December 31, 2021, nine customers accounted for 50.1% of the Company’s total revenues from its consulting and soil and product revenue lines for the period.

At December 31, 2022, three customers accounted for 84.76% of accounts receivable, net, consisting of customers for our products, soil, and consulting services product streams. At December 31, 2021, two customers accounted for 77.3% of accounts receivable, net, consisting of customers of our consulting services and soil, and products revenue streams.

Property and Equipment, net

Property and Equipment is stated at net book value, cost less depreciation. Maintenance and repairs are expensed as incurred. Depreciation of owned equipment is provided using the straight-line method over the estimated useful lives of the assets, ranging from two to seven years. Costs associated with in-progress construction are capitalized as incurred, and depreciation is consummated once the underlying asset is placed into service. Property and equipment are reviewed for impairment as discussed below under “Accounting for the Impairment of Long-Lived Assets.” The Company did not capitalize any interest as of December 31, 2022, and 2021.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of assets acquired and liabilities assumed. The Company accounts for goodwill under ASC Topic 350, Intangibles-Goodwill and Other. The Company tests goodwill for impairment annually or more frequently whenever events or circumstances indicate impairment may exist. Goodwill is stated at cost less accumulated impairment losses. The Company completes its goodwill impairment test annually in the fourth quarter. The Company evaluated its Naturaleaf Acquisition that closed on April 30, 2021, and recognized $1,332,113 in goodwill connected with the acquisition during the year ended December 31, 2022.

The Company does not have any other indefinite-lived intangible assets.

In accordance with FASB ASC 350, “Intangibles – Goodwill and Other,” we perform goodwill impairment testing at least annually, unless indicators of impairment exist in interim periods. The impairment test for goodwill uses a two-step approach. Step one compares the estimated fair value of a reporting unit with goodwill to its carrying value. If the carrying value exceeds the estimated fair value, step two must be performed. Step two compares the carrying value of the reporting unit to the fair value of all of the assets and liabilities of the reporting unit (including any unrecognized intangibles) as if the reporting unit was acquired in a business combination. If the carrying amount of a reporting unit’s goodwill exceeds the implied fair value of its goodwill, an impairment loss is recognized in an amount equal to the excess.

Intangible Assets, net

Definite life intangible assets at December 31, 2022, include licenses, trademarks, goodwill and brand names recognized as part of the Naturaleaf Acquisition. Intangible assets are recorded at cost. Licenses, trademarks and brand names represent the estimated fair value of these items at the date of acquisition, April 30, 2021. Intangible assets are amortized on a straight-line basis over their estimated useful life. Licenses are assigned a life of 15 years, and tradenames are assigned a life of 5 years. During the year ended December 31, 2022, the Company recognized an amortization expense of $186,000.

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Accounting for the Impairment of Long-Lived Assets

The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Upon such an occurrence, the recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to forecasted undiscounted net cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. For long-lived assets held for sale, assets are written down to fair value, less cost to sell. Fair value is determined based on discounted cash flows, appraised values, or management's estimates, depending upon the nature of the assets. The Company had not recorded any impairment charges related to long-lived assets as of December 31, 2022, and 2021.

Fair Value Measurements

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability, in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy is based on three levels of inputs, of which the first two are considered observable and the last unobservable, as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the measurement of the fair value of the assets or liabilities.

Our financial instruments include cash, deposits, accounts receivable, accounts payables, advances from clients, accrued expense, and other current liabilities. The carrying values of these financial instruments approximate their fair value due to their short maturities.

Revenue Recognition

We have adopted the following accounting principles related to revenue recognition: (a) FASB ASU 2016-12 “Revenue from Contracts with Customers (Topic 606). Due to the nature of our contracts with customers, adopting the new accounting principles did not have a significant impact on our prior period results of operations, cash flows or financial position.

Our service and product revenues arise from contracts with customers. Service revenue includes Operations Divisions' consulting revenue. Product revenue includes (a) Operations Division product sales (So-Hum Living Soils), (b) Equipment sales division, and (c) Cannabis sales division. The majority of our revenue is derived from distinct performance obligations, such as time spent delivering a service or the delivery of a specific product.

We may also enter into contracts with customers that identify a single or few, distinct performance obligations but that also have non-distinct, underlying performance obligations. These contracts are typically fulfilled within one to six months. Only an insignificant portion of our revenue would be assessed for allocation between distinct (contractual) performance obligations and non-distinct deliverables between reporting periods and, accordingly, we do not record a contract asset for completed, non-distinct performance obligations prior to invoicing the customer.

65

 AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

We recognize revenue in accordance with ASC 606 using the following 5 steps to identify revenues:

(1)	Identify the contract with the Customer. Our customary practice is to obtain written evidence, typically in the form of a contract or purchase order.

(2)	Identify the performance obligations in the contract. We have rights to payment when services are completed in accordance with the underlying contract, or for the sale of goods when custody is transferred to our customers either upon delivery to our customers’ locations, with no right of return or further obligations.

(3)	Determination of the transaction price. Prices are typically fixed, and no price protections or variables are offered.

(4)	Allocation of the transaction price to the performance obligations in the contract. Transaction prices are typically allocated to the performance obligations outlined in the contract.

(5)	Recognize Revenue when (or as) the entity satisfies a performance obligation. We typically require a retainer for all or a portion of the goods or services to be delivered. We recognize revenue as the performance obligations detailed in the contract are met.

Advances from Clients deposits are contract liabilities with customers that represent our obligation to either transfer goods or services in the future, or refund the amount received. Where possible, we obtain retainers to lessen our risk of non-payment by our customers. Advances from Clients deposits are recognized as revenue as we meet specified performance obligations as detailed in the contract.

Product and Equipment Sales

Revenue from product and equipment sales, including delivery fees, is recognized when an order has been obtained from the customer, the price is fixed and determinable when the order is placed, the product is delivered, title has transferred, and collectability is reasonably assured. Generally, our suppliers’ drop-ship orders to our clients with destination terms. The Company realizes revenue upon delivery to the customer. Given the facts that (1) our customers exercise discretion in determining the timing of when they place their product order; and, (2) the price negotiated in our product sales contracts is fixed and determinable at the time the customer places the order, we are not of the opinion that our product sales indicate or involve any significant financing that would materially change the amount of revenue recognized under the contract, or would otherwise contain a significant financing component for the customer or us under FASB ASC Topic 606. During the years ended December 31, 2022 and 2021, sales returns were $0.

66

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Consulting Services

We also generate revenues from professional services consulting agreements. These arrangements are generally entered into: (1) on an hourly basis for a fixed fee; or (2) on a contingent fee basis. Generally, we require a complete or partial prepayment or retainer prior to performing services. For hourly based fixed fee service contracts, we utilize and rely upon the proportional performance method, which recognizes revenue as services are completed. Under this method, in order to determine the amount of revenue to be recognized, we calculate the amount of completed work in comparison to the total services to be provided under the arrangement or deliverable. We segregate upon entry into a contract any advances or retainers received from clients for fixed fee hourly services into a separate “Advances from Clients” account, and only recognize revenues as we incur and charge billable hours, and then deposit the funds earned into our operating account. Because our hourly fees for services are fixed and determinable and are only earned and recognized as revenue upon actual performance, we are of the opinion that such arrangements are not an indicator of a vendor or customer-based significant financing that would materially change the amount of revenue we recognize under the contract or would otherwise contain a significant financing component under FASB ASC Topic 606.

Occasionally, our fixed-fee hourly engagements are recognized under the completed performance method. Some fixed fee arrangements are for completion of a final deliverable or act which is significant to the arrangement. These engagements do not generally exceed a one-year term. If the performance is for a final deliverable or act, we recognize revenue under the completed performance method, in which revenue is recognized once the final act or deliverable is performed or delivered for a fixed fee. Revenue recognition is affected by a number of factors that change the estimated amount of work required to complete the deliverable, such as changes in scope, timing, awaiting notification of license award from local government, and the level of client involvement. Losses, if any, on fixed-fee engagements are recognized in the period in which the loss first becomes probable and reasonably estimable. FASB ASC Topic 606 provides a practical expedient to disregard the effects of a financing component if the period between payment and performance is one year or less. As our fixed fee hourly engagements do not exceed one year, no significant customer-based financing is implicated under FASB ASC Topic 606. During the years ended December 31, 2022 and 2021, we incurred no losses from fixed fee engagements that terminate prior to completion. We believe if an engagement terminates prior to completion, we can recover the costs incurred related to the services provided.

We primarily enter into arrangements for which fixed and determinable revenues are contingent and agreed upon achieving a pre-determined deliverable or future outcome. Any contingent revenue for these arrangements is not recognized until the contingency is resolved and collectability is reasonably assured.

Our arrangements with clients may include terms to deliver multiple services or deliverables. These contracts specifically identify the services to be provided with the corresponding deliverable. The value for each deliverable is determined based on the prices charged when each element is sold separately or by other vendor-specific objective evidence (“VSOE”) or estimates of stand-alone selling prices. Revenues are recognized in accordance with our accounting policies for the elements as described above (see Product Sales). The elements qualify for separation when the deliverables have value on a stand-alone basis and the value of the separate elements can be established by VSOE or an estimated selling price.

While assigning values and identifying separate elements requires judgment, selling prices of the separate elements are generally readily identifiable as fixed and determinable as we also sell those elements individually outside of a multiple services engagement. Contracts with multiple elements typically incorporate a fixed-fee or hourly pricing structure. Arrangements are typically terminable by either party upon sufficient notice or do not include provisions for refunds relating to services provided.

Reimbursable expenses, including those relating to travel, other out-of-pocket expenses and any third-party costs, are included as a component of revenues. Typically, an equivalent amount of reimbursable expenses is included in total direct client service costs. Reimbursable expenses related to time and materials and fixed-fee engagements are recognized as revenue in the period in which the expense is incurred and collectability is reasonably assured. Taxes collected from customers and remitted to governmental authorities are recognized as liabilities and paid to the appropriate government entities.

Cannabis Sales

Revenues consist of the retail sale of cannabis and related products. Revenue is recognized at the point of sale for retail customers. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s credit policy. Sales discounts were not material during the years ended December 31, 2022, and 2021.

Loyalty Reward Program

The Company offers a loyalty reward program to its dispensary customers that provides a discount on purchases based upon the total amount of a purchase, at the time of purchase. Management has determined that as there is no separate performance obligation to the reward program, i.e., the accumulation and redemption of points, and as such the Company recognizes the revenue at the time of purchase.

Costs of Revenues

The Company’s policy is to recognize costs of revenue in the same manner in conjunction with revenue recognition. Cost of revenue includes the costs directly attributable to revenue recognition and includes compensation and fees for services, travel and other expenses for services and costs of products and equipment. Selling, general and administrative expenses are charged to expense as incurred.

Advertising and Promotion Costs

Advertising and Promotion costs are included as a component of selling and marketing expense and are expensed as incurred. During the years ended December 31, 2022, and 2021, these expenses were $266,578 and $116,122, respectively.

Shipping and Handling Costs

For product and equipment sales, shipping and handling costs are included as a component of cost of revenues.

Stock-Based Compensation

Restricted shares are awarded to employees and entitle the grantee to receive shares of common stock at the end of the established vesting period. The fair value of the grant is based on the stock price on the date of the grant. We recognize related compensation costs on a straight-line basis over the requisite vesting period of the award, which to date has been one year from the grant date. During the years ended December 31, 2022, and 2021, stock-based compensation expense for restricted shares for Company employees was $78,342 and $42,206 , respectively. Compensation expenses for warrants are based on the fair value of the instruments on the grant date, which is determined using the Black-Scholes valuation model and are expensed over the expected term of the awards. During the year ended December 31, 2022, and 2021, no warrants were issued as stock compensation.

Research and Development

As a component of our equipment and supplies offerings, from time-to-time we design and develop our own proprietary products to meet demand in markets where current offerings are insufficient. These products include, but are not limited to: The Satchel™, Cultivation Cube™, So-Hum Living Soils™ and the HDCS™. Costs associated with the development of new products are expensed as incurred as research and development operating expenses. During the years ended December 31, 2022 and 2021, our research and development costs were de minimis.

67

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Income Taxes

The Company’s corporate status changed from an S Corporation, which it had been since inception, to a C Corporation during the year ended December 31, 2014. As provided in Section 1361 of the Internal Revenue Code, for income tax purposes, S Corporations are not subject to corporate income taxes; instead, the owners are taxed on their proportionate share of the S Corporation’s taxable income. We recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns in accordance with applicable accounting guidance for accounting for income taxes, using currently enacted tax rates in effect for the year in which the differences are expected to reverse. We record a valuation allowance when necessary to reduce deferred tax assets to the amount expected to be realized. For the year ended December 31, 2022, due to cumulative losses since our corporate status changed, we recorded a valuation allowance against our deferred tax asset that reduced our income tax benefit for the period to zero. As of December 31, 2022 and 2021 we had no liabilities related to federal or state income taxes and the carrying value of our deferred tax asset was zero.

Due to its cannabis operations, the Company is subject to the limitations of Internal Revenue Code (“IRC”) Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

Net Loss Per Common Share

The Company reports net loss per common share in accordance with FASB ASC 260, “Earnings per Share”. This statement requires dual presentation of basic and diluted earnings with a reconciliation of the numerator and denominator of the earnings per share computations. Basic net loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period and excludes the effects of any potentially dilutive securities. Diluted earnings per share is equal to basic earnings per share because there are no potential dilatable instruments that would have an anti-dilutive effect on earnings. Diluted net loss per share gives effect to any dilutive potential common stock outstanding during the period. The computation does not assume conversion, exercise or contingent exercise of securities since that would have an anti-dilutive effect on earnings.

Related Party Transactions

The Company follows FASB ASC subtopic 850-10, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Pursuant to ASC 850-10-20, related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

68

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

Impact of the COVID-19 Pandemic

On March 11, 2020, the World Health Organization declared the current coronavirus (“COVID-19”) outbreak to be a global pandemic. In response to this declaration and the rapid spread of COVID-19 within the United States, federal, state, and local governments throughout the country have imposed varying degrees of restrictions on social and commercial activity to promote social distancing in an effort to slow the spread of the illness. These measures had a significant adverse impact on many sectors of the economy, including retail commerce.

In response to state and local measures and for the protection of both employees, the Company made required changes to operations, which did not have a material impact on operations or the financial condition of the Company.

While the state and local governments have eased restrictions on restrictions and activities, it is possible that a resurgence in COVID-19 cases could prompt a return to or new tighter restrictions to be instituted in the future. The Company is not aware of any specific event or circumstance that would require an update to its estimates or judgments or a revision of the carrying value of its assets or liabilities as of the date of issuance of these consolidated financial statements.

Recent Accounting Pronouncements

Recent accounting pronouncements that the Company has adopted or that will be required to adopt in the future are summarized below.

In December 2019, the FASB issued ASU 2019-12, “Simplifying the Accounting for Income Taxes”. The pronouncement simplifies the accounting for income taxes by removing certain exceptions to the general principles in ASC Topic 740, “Income Taxes”. The pronouncement also improves consistent application of and simplify GAAP for other areas of Topic 740 by clarifying and amending existing guidance. This standard is effective for fiscal years beginning after December 15, 2020, with early adoption permitted. The Company has adopted the standard and there was not an impact on its consolidated financial statements.

In January 2020, the FASB issued ASU No. 2020-01, "Investments — Equity Securities: Clarifying the Interactions between Topic 321, Topic 323, and Topic 815" ("ASU No. 2020-01"). ASU No. 2020-01 clarifies that an entity should consider observable transactions that require it to either apply or discontinue the equity method of accounting for the purposes of applying the measurement alternative in accordance with ASC 321, "Investments — Equity Securities" immediately before applying or upon discontinuing the equity method of accounting in ASC 323, "Investments—Equity Method and Joint Ventures." The provisions of ASU No. 2020-01 are effective for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years with early adoption permitted, including early adoption in an interim period for public business entities for periods for which financial statements have not yet been issued. The Company has adopted thee standard and there was not an impact on its consolidated financial statements.

Note 3. Naturaleaf Asset Acquisition

On April 30, 2021, the Company closed its acquisition of the assets of Medihemp, LLC, and its wholly owned subsidiary SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc., each an entity organized and operating under the laws of the State of Colorado, and all doing business as “Naturaleaf” (collectively, "Naturaleaf") in the medicinal cannabis industry in Colorado.

69

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Naturaleaf agreed to sell or assign to the Company the following assets:

1.	Three Medical Marijuana (MMC) Store Licenses;

2.	One Marijuana Infused Product Licenses (MIPS); and,

3.	One Option Premises Cultivation License (OPC); and,

4.	Related real property assets, goodwill, and related business assets.

The aggregate consideration paid for the Assets was $2,912,000, which consisted of (i) a cash payment of $1,100,000, (ii) the issuance of a promissory note to the owner of Naturaleaf in the principal amount of $1,100,000 (the “Seller Note”), and (iii) the issuance of 3,000,000 shares of the Company’s restricted common stock valued at $0.23 per share or $690,000, and (iv) the assumption of of $22,000 in current payables.

On April 29, 2022, the Company and the previous owners of Naturaleaf agreed to an amendment of the note. The Company paid $550,000 of the principal, combined with accrued interest of $110,000 in exchange for a new note with a principal balance of $550,000, interest per annum of 12% and a maturity date of April 29, 2023.

The asset acquisition was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of Medihemp LLC and Medical Cannabis Caregivers, Inc.’s (hereafter “Naturaleaf’s”) assets acquired and conformed the accounting policies of Naturaleaf to its own accounting policies. The Company expensed certain legal, auditing and licensing costs with the acquisition of $83,095.

As part of the acquisition, the owners of Naturaleaf retained the outstanding cash balance on the date of the acquisition and had agreed to the payment of all outstanding accounts payables and related party advances.

Preliminary Valuation

The Company has performed a valuation analysis of the fair market value of Naturaleaf’s assets. The following table summarizes the allocation of the preliminary purchase price as of the acquisition date:

 Schedule of purchase price as of the acquisition

Cash	$--
Inventory	72,172
Property, plant and equipment	26,715
Long Term Deposits	6,000
Identifiable intangible assets	800,000
Goodwill	1,985,113
Accounts payable	--
Total consideration	$2,890,000

Goodwill from the acquisition primarily relates to the future economic benefits arising from the assets acquired, the assembled workforce acquired and synergies between the cultivation and retail operations and is consistent with the Company's stated intentions and strategy. Other assets include inventory and fixed assets.

The fair value of Naturaleaf’s identifiable intangible assets was $800,000 at April 30, 2021, consisting of $500,000 in licenses and $300,000 in brand names. During the year ended December 31, 2021, the Company recognized an amortization expense of $62,223.

Final Valuation

The Company finalized the fair market value assessment of Naturaleaf's assets during the year ended December 31, 2022. The following table summarizes the final allocation of the purchase price as of the acquisition date:

 Business Combination

Current Assets	$15,000
Inventory	72,172
Property, Plant and Equipment	26,715
Other Assets	6,000
Total Tangible Assets	119,887

Tradenames and Trademarks	660,000
Licenses	810,000
Total Intangible Assets	1,470,000

Goodwill	1,332,113
Total Consideration	$2,912,000

70

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

The results of operations of Naturaleaf for the period from April 30, 2021 through December 31, 2022, are included in the Company's consolidated financial statements as of December 31, 2022.

Note 4. Accounts Receivable and Advance from Clients

Accounts receivable was comprised of the following:

 Schedule of Accounts receivable and advance from clients

	December 31, 2022	December 31, 2021
Accounts Receivable – Trade	$469,111	$93,856
Less: Allowance for Doubtful Accounts	(4,071)	(82,540)
Accounts Receivable, net	$465,040	$11,316

The Company had allowances for bad debt expense during the years ended December 31, 2022 and 2021 of $5,438 and $54,435, respectively.

34

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Our Advances from Clients had the following activity for 2022 and 2021:

Deposit Liabilities, Type

December 31, 2020	$88,843
Additional deposits received	404,143
Less: Deposits recognized as revenue	(381,094)
December 31, 2021	$111,892

Amount
December 31, 2021	$111,892
Additional deposits received	691,769
Less: Deposits recognized as revenue	(522,663)
December 31, 2022	$280,705

Note 5. Inventory

Inventory consisted of the following:

 Schedule of inventory

	December 31, 2022	December 31, 2021
Raw Materials	$38,464	$60,900
Work In Process	206,306	136,266
Finished Goods – Soil	66,557	58,594
Finished Goods – Cannabis Retail	41,644	22,848
Total Inventory	$352,971	$278,608

Note 6. Property and Equipment, net

Property and equipment, net, was comprised of the following:

 Schedule of property and equipment

	December 31, 2022	December 31, 2021
Office equipment	$47,380	$39,574
Software	13,204	13,204
Furniture and Fixtures	2,328	2,328
Machinery and Equipment	364,520	376,745
Leasehold Improvements	----	—
Property and equipment, gross	$427,432	$431,851
Less: Accumulated Depreciation	(113,650)	(56,019)
Property and equipment, net	$313,782	$375,832

35

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Note 7. Intangible Assets

A significant amount of the Company’s current identified intangible assets were assumed upon consummation of the Naturaleaf acquisition on April 30, 2021. The Company has incurred capitalizable costs in connection with patent applications that it started work on. Identified intangible assets consisted of the following at the dates indicated below:

 Schedule of intangible assets

	December 31, 2022
	Gross carrying amount	Accumulated amortization	Carrying value	Estimated useful life
Licenses	$818,464	($134,552)	$683,912	15 years
Brand	$660,000	($120,670)	$539,330	5 years
Total intangible assets, net	$1,488,464	($255,222)	$1,223,242

The weighted-average amortization period for intangible assets we acquired during the year ended December 31, 2022, was approximately 11.47 years.

Amortization expense for intangible assets was $186,000 and $62,223 for the years ended December 31, 2022 and 2021, respectively. Total estimated amortization expense for our intangible assets for the years 2023 through 2027 is as follows:

 Schedule of estimated amortization expense

Year Ended December 31, 2022
2023	$186,000
2024	$186,000
2025	$186,000
2026	$145,997
2027	$54,000
$463,781

Note 8. Accrued and Other Current Liabilities

Accrued and other current liabilities consisted of the following:

 Schedule of accrued and other current liabilities

	December 31, 2022	December 31, 2021
Accrued Interest	$39,130	$74,137
Accrued Payroll	22,029	18,428
Sales Tax Payable	3,931	592
Other Accrued Expenses & Payables	168,258	68,559
Accrued and other current liabilities	$233,348	$161,716

36

Note 9. Stock Payable

The following summarizes the changes in common stock payable:

 Schedule of stock payable

Amount
December 31, 2021	$—
Payments received on shares not issued	74,342
December 31, 2022	$74,342

Note 10. Operating Lease Right-of-Use Asset/Operating Lease Liability

Our headquarters are located at 200 Union Street, Ste. 200, Lakewood, CO 80228. Our offices are not leased but granted pursuant to an accommodation that creates no tenancy, leasehold, or other real property interest. Our accommodation expires on August 31, 2023. Our monthly payment in exchange for the accommodation is $3,250.

The Company leases property under various operating leases. Property leases include retail and cultivation space with fixed rent payments and lease terms ranging from one to two years. The Company is obligated to pay the lessor for maintenance, real estate taxes, insurance and other operating expenses on certain property leases. These expenses are variable and are not included in the measurement of the lease asset or lease liability. These expenses are recognized as variable rent expense when incurred.

The Company’s lease portfolio consists of the following.

 Schedule of Other Operating Cost and Expense

o	1004 S. Tejon Street, Colorado Springs, CO 80903; The Company assumed a lease originally entered into on February 12, 2016, which was the subject of a extension agreement dated April 5, 2022. The term of the lease was extended from May 1, 2022 until April 30, 2027. The Company's monthly rental payments from January 1, 2022 to May 1, 2022 was $3,700. From May 1, 2022 through the year ended December 31, 2022, monthly rent was $3,875. Remaining rental payments due for the extended period are: May 1, 2022 to April 30, 2023 $3,875 May 1, 2023 to April 30, 2024 $4,050 May 1, 2024 to April 30, 2025 $4,225 May 1, 2025 to April 30, 2026 $4,400 May 1, 2026 to April 30, 2027 $4,575

May 1, 2022 to April 30, 2023	$3,875
May 1, 2023 to April 30, 2024	$4,050
May 1, 2024 to April 30, 2025	$4,225
May 1, 2025 to April 30, 2026	$4,400
May 1, 2026 to April 30, 2027	$4,575

o	2727 Palmer Park Blvd. Suite A, Colorado Springs, CO 80909 subject to a one-year term expiring June 30, 2023 with a monthly rent of $5,000.

o	5870 Lehman Drive Suite 200, Colorado Springs, CO 80918 The Company and landlord previously entered into a lease in 2017 which expired December 31, 2022. At December 31, 2022, the Company's monthly rent was $2,732. On April 26, 2022, the Company and landlord entered into an extension agreement which extended the tenancy from January 1, 2023 through January 1, 2027. Rental payments due for the extended period are: January 1, 2023 $2,898 January 1, 2024 $2,985 January 1, 2025 $3,075 January 1, 2026 $3,167 January 1, 2027 $3,262

January 1, 2023	$2,898
January 1, 2024	$2,985
January 1, 2025	$3,075
January 1, 2026	$3,167
January 1, 2027	$3,262

o	2611 Durango Drive, CO Springs, CO. The Company and landlord entered into a lease on March 10, 2021, which terminated on May 31, 2022. On June 23, 2021, the Company and landlord entered into an extension of the lease for a term of thirty-six months, beginning June 1, 2022 and terminating June 1, 2024. At December 31, 2022, monthly rent was $11,000. Rental payments due for the extended period are: June 1, 2022 to June 1, 2023 $11,000 June 1, 2023 to June 1, 2024 $11,880 June 1, 2025 to June 1, 2025 $12,830

June 1, 2022 to June 1, 2023	$11,000
June 1, 2023 to June 1, 2024	$11,880
June 1, 2025 to June 1, 2025	$12,830

37

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

On July 12, 2022, the Company entered into an accommodation for office space, effective September 1, 2022, located at 200 Union St., Suite 200, Lakewood, CO 80228. The accommodation creates no tenancy, leasehold or other real property interest concerning the Registrant. The Registrant's telephone number is unchanged. We determined under ASC 842, due to the nature of the accommodation that the membership agreement met the criteria of ASC 842-20-25-2, and as such, it was not necessary to capitalize the accomodation, and the membership fee will be recognized on a monthly straight-line basis.

On May 1, 2020, as part of the Naturaleaf Acquisition, the Company entered into leases for grow facilities and dispensaries. These leases were determined to be operating leases under ASC 842, and such leases were capitalized. It was determined that the Tejon lease, due to the short-term nature of the lease, met the criteria of ASC 842-20-25-2, and as such, it was not necessary to capitalize the lease, and rent would be recognized on a straight-line basis.

The Company records the lease asset and lease liability at the present value of lease payments over the lease term. The leases typically do not provide an implicit rate; therefore, the Company uses its estimated incremental borrowing rate at the time of lease commencement to discount the present value of lease payments. The Company’s discount rate for operating leases at December 31, 2022 was 12.5%. Leases often include rental escalation clauses, renewal options and/or termination options that are factored into the determination of lease payments when appropriate. Lease expense is recognized on a straight-line basis over the lease term to the extent that collection is considered probable. As a result, the Company has been recognizing rents as they become payable.

As of December 31, 2022, the aggregate remaining annual lease payments of operating leases liabilities are as follows:

 Schedule of operating leases liabilities

	Operating Leases
2023	$604,020
Total	604,020
Less: amount representing interest		-
Present value of future minimum lease payments	604,020
Less: current obligations under leases	181,661
Long-term lease obligations	$422,359

As of December 31, 2022, the aggregate remaining minimal annual lease payments under these operating leases were as follows:

 Schedule of remaining minimal annual lease payments

2023	$604,020
Total	$604,020

Note 11. Loans Payable

PPP Loans

On March 27, 2020, the CARES Act was enacted to provide financial aid to family and businesses impacted by the COVID-19 pandemic. The Company participated in the CARES Act, and on August 6, 2020, the Company entered into a note payable with a bank under the Small Business Administration (“SBA”) Paycheck Protection Program (“PPP loan”) in the amount of $109,914. This loan payable matured on August 6, 2022, with a fixed interest rate of 1% per annum with interest deferred for six months. The PPP loan has an initial term of two years and is unsecured and guaranteed by the SBA. On March 1, 2021, the Company applied for and received forgiveness of the principal of $109,914 and interest of $632.01 on the PPP loan.

On April 23, 2021, the Company entered into a second note payable with a bank under the SBA PPP Loan in the amount of $130,186. The PPP Loan is subject to the same terms of forgiveness as above. On September 27, 2021, the SBA forgave the principal of $130,186 and any accrued interest.

Amendment to Naturaleaf Seller Note

On April 29, 2022, the Company and Medihemp, LLC, and its wholly owned subsidiary, SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc., all collectively doing business as "Naturaleaf," (hereafter, "Naturaleaf") entered into an amendment to the previously disclosed material definitive agreement dated March 11, 2021.

The original material definitive agreement disclosed the Company's acquisition of assets from Naturaleaf, including, but not limited to: Naturaleaf's fixed assets, Medical Marijuana Center licenses, a Medical Cannabis’ Medical Marijuana Infused Product Manufacturer license, a Medical Marijuana Optional Premises Cultivation license, customer accounts, intellectual property, goodwill, and leases. As consideration for the purchase, the Company agreed to pay an aggregate purchase price of $2,200,000 in cash and 3,000,000 shares of Registrant's common stock.

The parties agreed to a payment schedule, requiring the Company to first pay an initial non-refundable payment of $20,000, credited against the purchase price. Thereafter, upon the party's completion of due diligence, and their receipt of contingent approval letters for the transfer of the Cannabis Licenses from the Colorado Marijuana Enforcement Division and the City of Colorado Springs (the "Closing"), the Company agreed to pay Naturaleaf $1,080,000 and issue Naturaleaf, or its designees, 3,000,000 shares of the Company's restricted common stock. The balance of the purchase price of $1,100,000 was payable based upon a promissory note issued by the Company, which included 10% interest. The note was due one year after Closing. On April 30, 2021, the Closing occurred, and the Company paid Naturaleaf $1,080,000 and issued 3,000,000 shares of restricted stock.

On April 29, 2022, the Company and the previous owners of Naturaleaf agreed to an amendment of the note. The Company paid $550,000 of the principal, combined with accrued interest of $110,000 in exhchange for a new note with a principal balance of $550,000, interest per annum of 12% and a maturity date of April 29, 2023.

Note 12. Related Party Transactions

On November 22, 2022, the Company issued a promissory note to Ellis Smith in exchange for $150,000. Interest on the note is 15% per annum. The note has a maturity date of May 21, 2023. If not paid within ten days of maturity, the note contains default interest of 18% per annum and a late charge penalty of 5% of the principal amount due.

Note 13. Stock Based Compensation

During the year ended December 31, 2022, the Company issued stock-based compensation for employees and service providers pursuant to its 2015 Equity Incentive Plan.

Restricted Shares

From time to time, the Company grants certain employees restricted shares of its common stock to provide further compensation in-lieu of wages and to align the employee’s interests with the interests of its stockholders. Because vesting is based on continued employment, these equity-based incentives are also intended to attract, retain and motivate personnel upon whose judgment, initiative and effort the Company’s success is largely dependent.

During the year ended December 31, 2022, the Company granted 2,000,000 restricted shares and recognized $78,342 in associated employee stock-based compensation expenses. The fair value of restricted stock unit is determined based on the quoted closing price of the Company’s common stock on the date granted. As of December 31, 2022, none of the shares were issued, and the entire amount is recorded as stock payable.

During the year ended December 31, 2022, the Company issued a total of 5,750,000 restricted shares to service providers and consultants for services rendered and recognized expenses of $219,940. The fair value of restricted stock is determined based on the quoted closing price of the Company’s common stock on the date granted.

38

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Net Loss Per Share

Basic net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the reporting period. Diluted net loss per share is computed similarly to basic loss per share, except that it includes the potential dilution that could occur if dilutive securities are exercised.

Outstanding stock options and common stock warrants are considered anti-dilutive because we are in a net loss position. Accordingly, the number of weighted average shares outstanding for basic and fully diluted net loss per share are the same.

The following summarizes equity instruments that may, in the future, have a dilutive effect on earnings per share:

 Schedule of stock based compensation

	December 31, 2022	December 31, 2021
Warrants	—	—
Stock Payable	—	275,000
Total	—	275,000

Warrants

During the year ended December 31, 2022, the Company did not issue or approve any warrants.

Note 14. Shareholders’ Equity

Preferred Stock

American Cannabis Company, Inc. is authorized to issue 5,000,000 shares of preferred stock at $0.01 par value. No shares of preferred stock were issued and outstanding at December 31, 2022, and 2021, respectively.

Common Stock

During the year ended December 31, 2022, the Company issued 2,500,000 registered shares of common stock in exchange for net proceeds of $117,628.50 pursuant to the Common Stock Purchase Agreement entered into on October 11, 2019, with White Lion Capital LLC.

During the year ended December 31, 2022, the Company issued 1,000,000 restricted shares of common stock for consulting services. The Company recognized stock compensation of $50,000 related to the issuance based on the fair market value on the date of grant.

During the year ended December 31, 2022, the Company issued 4,750,000 restricted shares of common stock in exchange for marketing and investor relations services. The Company recognized stock compensation of $169,979 related to the issuance based on the fair market value on the date of grant.

During the year ended December 31, 2022, the Company issued 2,000,000 shares to employees for services rendered under contract. The Company recognized stock compensation of $46,226 related to the issuance based on the fair market value on the date of grant.

During the year ended December 31, 2021, the Company issued 8,050,000 registered shares of common stock in exchange for net proceeds of $1,241,043 pursuant to the Common Stock Purchase Agreement entered into on October 11, 2019 with White Lion Capital LLC.

During the year ended December 31, 2021, the Company issued 3,000,000 shares of its restricted common stock to the sellers of Naturaleaf, as part of the acquisition of assets of Naturaleaf. The shares had a value of $690,000 based on a closing market price on April 30, 2021 of $0.23 per share.

During the year ended December 31, 2021, warrants with a cashless exercise provision were exercised for 125,000 restricted shares, of which, a warrant for 100,000 shares was exercised by an officer/director of the Company.

Note 15. Commitments and Contingencies

Legal

In the ordinary course of its business, the Company becomes involved in various legal proceedings involving various matters. As of December 31, 2022, there are no pending legal proceedings involving the Company. The Company's expenses legal fees in the period they are incurred.

Employment Litigation

On November 15, 2019, a civil action was filed against the Company and Mr. Terry Buffalo, our former chief executive officer and director, and Mr. Ellis Smith, our current chief executive and financial officer and director, in Denver County District Court, Case Number 2019CV034380. The complaint sought a declaratory judgment and damages related to Plaintiff’s allegation that she was misclassified as an independent contractor while working for the Company. Plaintiff alleged she was owed unpaid overtime, liquidated damages, wages, statutory penalties, and other compensatory damages for her misclassification and alleged wrongful termination. Plaintiff’s suit against Mr. Buffalo and Mr. Smith alleged that each was the alter ego of the Company and is, therefore, jointly and severally liable. The Company filed a counterclaim against Plaintiff alleging misappropriation of trade secrets, breach of contract, and other claims relating to her theft of confidential and proprietary information. On January 24, 2022, a settlement agreement was entered into by all parties, and the action was dismissed.

The Settlement Agreement provides for a cash settlement of $350,000 to be paid over a 2-year period, and as a result, at December 31, 2022, the Company has recognized a total of liability of $350,000, of which $125,000 is classified as current.

39

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

 Note 16. Income Taxes

The following table displays a reconciliation from the U.S. statutory rate to the effective tax rate and the provision for (benefit from) income taxes for the years ended December 31, 2022, and 2021, respectively:

Schedule of income tax rate

Schedule of income tax rate
	For the Years Ended
	December 31,	December 31,
	2022	2021

Income Tax Provision (Benefit)	$428,083	$(623,358)
Non-deductible expenses including non-deductible pre-merger losses	187,711	163,495
Change in valuation allowance	(615,794)	459,863
Total Income Tax Benefit	$—	$—

Deferred tax assets (liabilities) consisted of the following:

 Schedule of deferred tax assets

	December 31,	December 31,
	2022	2021

Total Deferred Tax Liabilities
Lease Liability Expense	$—	$(24,457)
Total Deferred Tax Assets
Net operating loss carryforwards	1,152,244	1,230,904

Right of Use Asset	—	24,457
Allowance for Doubtful Accounts	1,040	17,735
Net Deferred Tax Assets	1,153,284	1,248,639
Valuation Allowance	(1,153,284)	(1,248,639)
Total Deferred Tax Assets	$—	$—

The Company determined that it is not more likely than not that its deferred tax asset would be realizable, accordingly, the Company recorded a valuation allowance for the full amount of its deferred tax asset, resulting in a zero carrying value of the Company’s deferred tax asset and no benefit from or provision for income taxes for the years ended December 31, 2022 and 2021. Federal and state operating loss carry forwards are $4,368,664 and $4,812,598 as of December 31, 2022 and 2021, respectively and begin to expire in 2035. The years 2019, 2020, 2021 remain subject to examination by the Company’s major tax jurisdictions. Utilization of the net operating loss carry forwards and credits may be subject to a substantial annual limitation due to ownership change limitations provided by Section 382 of the Internal Revenue Code of 1986, as amended, and similar state provisions. The Company is subject to Section 280(e ) since it sells cannabis with THC.

40

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

Note 17. Subsequent Events

In accordance with ASC 855-10, the Company has analyzed its operations after consolidated financial statements were available to be issued and determined that there were no other significant subsequent events or transactions that would require recognition or disclosure in the consolidated financial statements for the year ended December 31, 2022, other than as follows.

During the three months ended March 31, 2023, the Company issued to its officers and directors 2,175,000 restricted shares.

41

PART I—FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

AMERICAN CANNABIS COMPANY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30,	December 31,
	2023	2022
ASSETS
Current Assets
Cash and Equivalents	$92,742	$117,547
Accounts Receivable, Net	293,304	469,111
Deposits	9,595	9,595
Inventory	508,289	352,971
Prepaid Expenses and Other Current Assets	77,952	73,933
Total Current Assets	981,882	1,023,157

Property and Equipment - Net	437,990	427,669

Other Assets
Intangible Assets, net amortization	1,130,575	1,223,242
Goodwill	1,332,113	1,332,113
Right of Use Assets - Operating Leases, net	562,948	604,020
Long Term Deposits	6,000	6,000
Total Other Assets	3,031,637	3,165,375
TOTAL ASSETS	$4,451,509	$4,616,201

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts Payable	$809,328	$679,163
Advances from Clients	156,213	280,705
Accrued and Other Current Liabilities	440,031	233,348
Stock payable	17,021	74,343
Right of Use Liabilities, current	183,386	181,661
Litigation Settlement, current	12,500	100,000
Note payables, current	550,000	550,000
Total Current Liabilities	2,168,478	2,099,220

LONG TERM LIABILITIES
Litigation Settlement	75,000	75,000
Right of Use Liabilities – LT	379,562	422,359
LTD Note Payable	335,660	150,000
Total Long-Term Liabilities	790,222	647,359
TOTAL LIABILITIES	2,958,701	2,746,579

Shareholders’ Equity
Preferred Stock, $0.01 par value, 5,000,000 shares authorized; 0 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	—	—
Common stock, $0.00001 par value; 500,000,000 shares authorized; 85,727,938 and 92,152,938 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	922	922
Additional paid-in capital	12,023,751	11,949,409
Accumulated deficit	(10,531,864)	(10,080,709)
Total Shareholders’ Equity	1,492,809	1,869,622

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,451,509	$4,616,201

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

3

AMERICAN CANNABIS COMPANY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022	2023	2022
Revenues
Consulting Services	$307,685	146,976	$468,500	$242,048
Product & Equipment	374,209	4,360,689	737,758	4,673,834
Cannabis Products	170,835	236,620	358,856	448,249
Total Revenues	852,730	4,744,285	1,565,115	5,364,131

Cost of Revenues
Cost of Consulting Services	58,085	31,515	103,085	47,922
Cost of Products and Equipment	290,079	3,717,977	507,646	3,964,197
Cost of Cannabis Products	138,179	354,157	311,488	543,828
Total Cost of Revenues	486,343	4,103,649	922,219	4,555,947
Gross Profit	366,386	640,636	642,895	808,184

Operating Expenses
General and Administrative	437,996	741,418	1,081,600	1,333,738
Selling and Marketing	52,849	48,425	117,384	101,527
Stock Based Compensation Expense	7,935	34,274	17,021	65,309
Total Operating Expenses	498,779	824,117	1,216,005	1,500,574
Loss from Operations	(132,393)	(183,481)	(573,109)	(692,390)

Other Income (Expense)
Interest (expense)	(32,728)	(18,233)	(64,363)	(45,357)
Debt Forgiveness	—	—	—	—
Other income	176,966	30,911	186,316	44,769
Total Other (Expense) Income	144,237	(12,678)	(121,953)	(588)
Net Loss	11,844	(170,803)	(451,156)	(692,978)
Income Tax Expense	—	—	—	—
NET LOSS	$11,844	$(170,803)	$(451,156)	$(692,978)
Basic net loss per common share	$(0)	$(0)	$(0.01)	$(0.01)
Basic and diluted weighted average common shares outstanding	85,727,938	85,244,422	84,795,246	84,336,545

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

4

AMERICAN CANNABIS COMPANY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(UNAUDITED)

FOR THE THREE MONTHS ENDED JUNE 30, 2023 AND 2022

	Common Stock		Additional Paid-In	Subscription	Accumulated	Total Shareholders’
	Shares	Amount	Capital	Receivable	Deficit	Equity
Balance, March 31, 2022	84,727,938	$847	$11,729,486	$(25,165)	$(9,969,692)	$1,735,476
Subscription Receivable Paid	—	—	—	25,165	—	25,165
Stock based compensation third party	1,000,000	10	64,990	—	—	65,000
Net Loss	—	—	—	—	(170,803)	(170,803)
Balance, June 30, 2022	85,727,938	$857	$11,794,476	$—	$(10,140,495)	$1,654,838

	Common Stock		Additional Paid-In	Subscription	Accumulated	Total Shareholders’
	Shares	Amount	Capital	Receivable	Deficit	Equity
Balance, March 31, 2023	95,132,938	$922	$12,023,751	$0	$(10,543,709)	$1,480,694
Subscription Receivable Issued	0	0	0	—	—	0
Stock based compensation issued to employees	0	0	0	—	—	0
Stock issued for cash	0	0	0	—	—	0
Net Loss	—	—	—	—	11,844	11,844
Balance, June 30, 2023	92,152,938	$922	$12,023,751	$—	$(10,531,865)	$1,492,808

    FOR THE SIX MONTHS ENDED JUNE 30, 2023 AND 2022

	Common Stock		Additional Paid-In	Subscription	Accumulated	Total Shareholders’
	Shares	Amount	Capital	Receivable	Deficit	Equity
Balance, December 31, 2021	81,902,938	$819	$11,565,679	$—	$(9,447,517)	$2,118,981
Stock based compensation to employees	325,000	3	46,204	—	—	46,207
Subscription Receivable Paid	—	—	—	(25,651)	—	(25,651)
Stock based compensation to third party	1,000,000	10	64,990	—	—	65,000
Stock issued for cash	2,500,000	25	117,603	25,651	—	142,793
Net Loss	—	—	—	—	(692,978)	(692,978)
Balance, June 30, 2022	85,727,938	$857	$11,794,476	$—	$(10,140,495)	$1,654,838

	Common Stock		Additional Paid-In	Subscription	Accumulated	Total Shareholders’
	Shares	Amount	Capital	Receivable	Deficit	Equity
Balance, December 31, 2022	92,152,938	$922	$11,949,409	$—	$(10,080,709)	$1,869,622
Stock based compensation to employees	—	—	74,342	—	—	74,342
Stock-based compensation to service provider	—	—	—	—	—	—
Stock issued for cash	—	—	—	—	—	—
Net Loss	—	—	—	—	(451,159)	(451,156)
Balance, June 30, 2023	92,152,938	$922	$12,023,751	$—	$(10,531,865)	$1,492,808

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

5

AMERICAN CANNABIS COMPANY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Six Months Ended
	June 30,	June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(451,155)	$(692,978)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	121,449	72,520
Stock-based compensation to employees	—	65,306
Stock-based compensation to third party	—	13,542
Debt Forgiveness	—	—
Changes in operating assets and liabilities:
Accounts receivable	175,807	(194,122)
Inventory	(155,318)	(1,616)
Prepaid expenses and other current assets	(4,021)	(3,444)
Right to Use Lease Asset	41,072	(161,008)
Long Term Deposits	—	(32,347)
Accounts Payable	130,165	266,991
Advances from Clients	(124,492)	1,277,874
Accrued and other current liabilities	223,703	6,231
Litigation Settlement Liability	(87,500)	(131,250)
Operating Lease Liability	(41,072)	161,008
Net Cash Provied by (Used In) Operating Activities	$(171,362)	$646,707

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(39,101)	(1,122)
Acquisition of Assets	—	—
Intangible assets	—	(9,876)
Net Cash Used in Investing Activities	$(39,101)	$(10,998)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock	—	117,629
Proceeds from note payable	—	—
Payment of note payable	—	(550,000)
LTD Note Payable	185,660	—
Net Cash (Used) Provided by Financing Activities	$(185,660)	$(432,371)

NET INCREASE IN CASH	(24,804)	203,338

CASH AT BEGINNING OF PERIOD	117,547	670,423

CASH AT END OF PERIOD	$92,742	$873,761

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes	$—	$—
Cash paid for interest	$—	$—
Stock Based Compensation Third Party	$—	$65,000

Stock Issued for Receivables	$—	$—
Stock Issued for Acquisition	$—	$—

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

6

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Note 1. Principles of Consolidation.

The unaudited condensed consolidated financial statements for the six and three months ended June 30, 2023, and 2022 include the accounts of American Cannabis Company, Inc. and its wholly owned subsidiary, Hollister & Blacksmith, Inc., doing business as American Cannabis Company, Inc. Intercompany accounts and transactions have been eliminated.

Note 2. Description of Business.

American Cannabis Company, Inc. and its wholly-owned subsidiary Company, Hollister & Blacksmith, Inc., doing business as American Cannabis Consulting (“American Cannabis Consulting”), (collectively “the “Company”) are based in Denver, Colorado, and operate a fully-integrated business model that features end-to-end solutions for businesses operating in the regulated cannabis industry in states and countries where cannabis is regulated and/or has been de-criminalized for medical use and/or legalized for recreational use. We provide advisory and consulting services specific to this industry, design industry-specific products and facilities, and sell both exclusive and non-exclusive customer products commonly used in the industry.

On March 11, 2021, the Company entered into a material definitive agreement to acquire the assets of Medihemp, LLC, and its wholly owned subsidiary SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc., each an entity organized and operating under the laws of the State of Colorado, and all doing business as “Naturaleaf” in the medicinal cannabis industry in Colorado. The material definitive agreement closed on April 29, 2021.

Naturaleaf sold and assigned to the Company the following assets:

1.	Three Medical Marijuana (MMC) Store Licenses;

2.	One Marijuana Infused Product Licenses (MIPS); and,

3.	One Option Premises Cultivation License (OPC); and,

4.	Related real property assets, goodwill, and related business assets.

The aggregate consideration paid for the assets was $2,890,000, which consisted of (i) a cash payment of $1,100,000, (ii) the issuance of a promissory note to the owner of Naturaleaf in the principal amount of $1,100,000 (the “Seller Note”), and (iii) the issuance of 3,000,000 shares of the Company’s restricted common stock valued at $0.23 per share or $690,000. See Note 4.

On April 29, 2022, the Company and Naturaleaf amended the promissory note to restructure the payment schedule ("First Amendment"). The parties agreed that in consideration of the Company's payment of $550,000, and outstanding interest of $110,000, a new promissory note with a maturity date of April 29, 2023, in the principal amount of $550,000 and 12% interest accruing annually, would resolve all Company payments of the purchase price. The parties entered into the First Amendment, and the Company paid the consideration of $550,000 in principal and $110,000 in interest.

On June 8, 2023, the Company and Naturaleaf amended the promissory note ("Second Amendment") to restructure the remaining payments due to be made by the Company under the amended Note, totaling principal and interest of $651,162.50 ("Second Amendment"). Pursuant to the Second Amendment, the Company agreed to pay $150,000 by June 30, 2023; $100,000 by July 31, 2023; and the balance by May 1, 2024. The Company made both payments and granted Naturaleaf a first-priority lien and security interest on the assets of the Registrant, securing the payment and performance of the payment schedule.

On May 31, 2023, the Company sold Colorado State License No. 402-01065 (Medical Marijuana Store); City of Colorado Springs License No. 0850714L in exchange for $100,000. The closing of the transaction is pending approval by the Colorado Marijuana Enforcement Division. As of May 31, 2023, the Company discontinued its operations at the Palmer Park Boulevard, Ste. A, Colorado Springs, CO location. The Company will continue to rent the facility on a month-to-month tenancy pending final regulatory approval from the Colorado Marijuana Enforcement Division concerning the change of ownership.

Note 3. Summary of Significant Accounting Policies

Basis of Accounting

The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America, pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, the accompanying unaudited condensed consolidated financial statements include normal recurring adjustments that are necessary for a fair presentation of the results for the periods presented.

7

Unaudited Interim Financial Statements

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. GAAP for interim financial information and with the instructions to Form 10-Q and Regulation S-X. Accordingly, the unaudited consolidated financial statements do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments consisting of normal recurring entries necessary for a fair statement of the periods presented for (a) the financial position, (b) the result of operations, and (c) cash flows have been made in order to make the financial statements presented not misleading. The results of operations for such interim periods are not necessarily indicative of operations for a full year.

Going Concern

Accounting Standards Codification (“ASC”) Topic 205-40, Presentation of Financial Statements - Going Concern ("ASC 205-40") requires management to assess the Company’s ability to continue as a going concern for one year after the date the financial statements are issued. Under ASC 205-40, management has the responsibility to evaluate whether conditions and/or events raise substantial doubt about our ability to meet future financial obligations as they become due within one year after the date that the financial statements are issued. As required by this standard, management’s evaluation shall initially not take into consideration the potential mitigating effects of management’s plans that have not been fully implemented as of the date the financial statements are issued.

Our assessment included the preparation of a detailed cash forecast that included all projected cash inflows and outflows. During 2022, we secured additional cash financings through the sales and issuances of our common stock through. However, we continue to focus on growing our revenues. Accordingly, operating expenditures may exceed the revenue we expect to receive for the foreseeable future. We also have a history of operating losses, negative operating cash flows, and negative working capital, and expect these trends to continue into the foreseeable future.

As of the date of this Quarterly Report on Form 10-Q, while we believe we have adequate capital resources to complete our near-term operations, there is no guarantee that such capital resources will be sufficient until such time we reach profitability. We may access capital markets to fund strategic acquisitions or ongoing operations on terms we believe are favorable. The timing and amount of capital that may be raised are dependent on market conditions and the terms and conditions upon which investors would require to provide such capital. We may utilize debt or sell newly issued equity securities through public or private transactions.

8

There can be no assurance that we will be able to obtain additional funding on satisfactory terms or at all. In addition, no assurance can be given that any such financing, if obtained, will be adequate to meet our capital needs and support our growth. If additional funding cannot be obtained on a timely basis and on satisfactory terms, our operations would be materially negatively impacted; however, we have been successful in accessing capital markets in the past, and we are confident in our ability to access capital markets again if needed.

The Company has an accumulated deficit and recurring losses and expects continuing future losses. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s primary source of operating funds during the six months ended June 30, 2023, and the year ended December 31, 2022, has been from funds generated from proceeds from the sale of common stock and operations. The Company has experienced net losses from operations since its inception but expects these conditions to improve in 2023 and beyond as it develops its business model. The Company has an accumulated deficit at June 30, 2023, and requires additional financing to fund future operations.

The Company’s existence is dependent upon management’s ability to develop profitable operations and obtain additional funding sources. There can be no assurance that the Company’s financing efforts will result in profitable operations or the resolution of the Company’s liquidity problems. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

The accompanying unaudited consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

9

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Use of Estimates in Financial Reporting

The preparation of unaudited condensed consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amount of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the condensed consolidated financial statements during the periods presented. Actual results could differ from these estimates. Estimates and assumptions are reviewed periodically, and the effects of revisions are reflected in the consolidated financial statements in the period in which they are deemed to be necessary. Significant estimates made in the accompanying consolidated financial statements include but are not limited to following those related to revenue recognition, allowance for doubtful accounts and unbilled services, lives and recoverability of equipment and other long-lived assets, the allocation of the asset purchase price, contingencies, and litigation. The Company is subject to uncertainties, such as the impact of future events, economic, environmental, and political factors, and changes in the business climate; therefore, actual results may differ from those estimates. When no estimate in a given range is deemed to be better than any other when estimating contingent liabilities, the low end of the range is accrued. Accordingly, the accounting estimates used in the preparation of the Company’s consolidated financial statements will change as new events occur, as more experience is acquired, as additional information is obtained, and as the Company’s operating environment changes. Changes in estimates are made when circumstances warrant. Such changes and refinements in estimation methodologies are reflected in reported results of operations; if material, the effects of changes in estimates are disclosed in the notes to the unaudited consolidated financial statements.

10

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash and cash equivalents are held in operating accounts at a major financial institution. Cash balances may exceed federally insured limits. Management believes the financial risk associated with these balances is minimal and has not experienced any losses to date. As of June 30, 2023, and December 31, 2022, the Company had cash balances in excess of FDIC-insured limits of $250,000.

Accounts Receivable

Accounts receivables are recorded at the net value of face amount less an allowance for doubtful accounts. The Company evaluates its accounts receivable periodically based on specific identification of any accounts receivable for which the Company deems the net realizable value to be less than the gross amount of accounts receivable recorded; in these cases, an allowance for doubtful accounts is established for those balances. In determining its need for an allowance for doubtful accounts, the Company considers historical experience, analysis of past due amounts, client creditworthiness, and any other relevant available information. However, the Company’s actual experience may vary from its estimates. If the financial condition of its clients were to deteriorate, resulting in their inability or unwillingness to pay the Company’s fees, it may need to record additional allowances or write-offs in future periods. This risk is mitigated to the extent that the Company receives retainers from its clients prior to performing significant services.

The allowance for doubtful accounts, if any, is recorded as a reduction in revenue to the extent the provision relates to fee adjustments and other discretionary pricing adjustments. To the extent the provision relates to a client’s inability to make required payments on accounts receivables, the provision is recorded in operating expenses. As of June 30, 2023, and December 31, 2022, the Company’s allowance for doubtful accounts was $4,071 and $4,071, respectively. The Company recorded a bad debt expense of $12,000 in the three months ending June 30, 2023. No bad debt expense was recorded for the similar period in 2022.

Deposits

Deposits comprise advance payments made to third parties for rent, utilities, and inventory for which the Company has not yet taken title. When the Company takes title to inventory for which deposits are made, the related amount is classified as inventory, then recognized as a cost of revenues upon sale.

Inventory

Inventory comprises products and equipment the Company owns to be sold to end customers. The Company’s inventory as it relates to its soil products and equipment is valued at cost using the first-in, first-out, and specific identification methods, unless and until the market value for the inventory is lower than cost, in which case an allowance is established to reduce the valuation to net realizable value. As of June 30, 2023, and December 31, 2022, market values of all the Company’s inventory were greater than cost, and accordingly, no such valuation allowance was recognized.

Inventory also consists of pre-harvested cannabis plants and related end products. Inventory is valued at the lower of cost or net realizable value. Costs of inventory purchased from third-party vendors for retail sales at dispensaries are determined using the first in, first out method. Costs are capitalized to cultivated inventory until substantially ready for sale. Costs include direct and indirect labor, consumables, materials, packaging supplies, utilities, facilities costs, quality and testing costs, production-related depreciation, and other overhead costs. The Company periodically reviews physical inventory for excess, obsolete, and potentially impaired items. The reserve estimate for excess and obsolete inventory is based on expected future use and on an assessment of market conditions. At June 30, 2023, the Company’s management determined that a reserve for excess and obsolete inventory was not necessary

11

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets are primarily comprised of advance payments made to third parties for independent contractors’ services or other general expenses. Prepaid services and general expenses are amortized over the applicable periods, which approximate the life of the contract or service period.

Significant Clients and Customers

During the six months ended June 30, 2023, three customers accounted for 42.5% of the Company’s total revenues for the period.

During the six months ended June 30, 2022, three customers accounted for 42.5% of the Company’s total revenues.

Property and Equipment, net

Property and Equipment are stated at net book value, cost less depreciation. Maintenance and repairs are expensed as incurred. Depreciation of owned equipment is provided using the straight-line method over the estimated useful lives of the assets, ranging from two to seven years. Costs associated with in-progress construction are capitalized as incurred, and depreciation is consummated once the underlying asset is placed into service. Property and equipment are reviewed for impairment as discussed below under “Accounting for the Impairment of Long-Lived Assets.” The Company did not capitalize any interest as of June 30, 2023, and December 31, 2022.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of assets acquired and liabilities assumed. The Company accounts for goodwill under ASC Topic 350, Intangibles-Goodwill and Other. The Company tests goodwill for impairment annually or more frequently whenever events or circumstances indicate impairment may exist. Goodwill is stated at cost less accumulated impairment losses. The Company completes its goodwill impairment test annually in the fourth quarter. The Company recognized goodwill of $1,332,113 during the year ended December 31, 2022, as part of the Naturaleaf Acquisition.

The Company does not have any other indefinite-lived intangible assets.

In accordance with FASB ASC 350, “Intangibles – Goodwill and Other,” the impairment test for goodwill uses a two-step approach. Step one compares the estimated fair value of a reporting unit with goodwill to its carrying value. If the carrying value exceeds the estimated fair value, step two must be performed. Step two compares the carrying value of the reporting unit to the fair value of all of the assets and liabilities of the reporting unit (including any unrecognized intangibles) as if the reporting unit was acquired in a business combination. If the carrying amount of a reporting unit’s goodwill exceeds the implied fair value of its goodwill, an impairment loss is recognized in an amount equal to the excess.

12

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Intangible Assets, net

Definite life intangible assets at June 30, 2023, include licenses and brand names recognized as part of the Naturaleaf Acquisition. Intangible assets are recorded at cost. Licenses and brand names represent the estimated fair value of these items at the date of acquisition, April 30, 2021. Intangible assets are amortized on a straight-line basis over their estimated useful life. Licenses are assigned a life of 15 years, and tradenames are assigned a life of 5 years. During the six months ended June 30, 2023, the Company recognized a depreciation and amortization expense of $121,449.

Accounting for the Impairment of Long-Lived Assets

The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Upon such an occurrence, the recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to forecasted undiscounted net cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. For long-lived assets held for sale, assets are written down to fair value, less cost to sell. Fair value is determined based on discounted cash flows, appraised values, or management’s estimates, depending upon the nature of the assets. The Company had not recorded any impairment charges related to long-lived assets as of June 30, 2023, and December 31, 2022.

Fair Value Measurements

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability, in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy is based on three levels of inputs, of which the first two are considered observable and the last unobservable, as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the measurement of the fair value of the assets or liabilities.

Our financial instruments include cash, deposits, accounts receivable, accounts payables, advances from clients, accrued expense, and other current liabilities. The carrying values of these financial instruments approximate their fair value due to their short maturities.

Revenue Recognition

We have adopted the following accounting principles related to revenue recognition: (a) FASB ASU 2016-12 “Revenue from Contracts with Customers (Topic 606).

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Our service and product revenues arise from contracts with customers. Service revenue includes Operations Divisions' consulting revenue. Product revenue includes (a) Operations Division product sales (So-Hum Living Soils), (b) Equipment sales division, and (c) Cannabis sales division. The majority of our revenue is derived from distinct performance obligations, such as time spent delivering a service or the delivery of a specific product.

We may also enter contracts with customers that identify a single or few distinct performance obligations but that also have non-distinct, underlying performance obligations. These contracts are typically fulfilled within one to six months. Only an insignificant portion of our revenue would be assessed for allocation between distinct (contractual) performance obligations and non-distinct deliverables between reporting periods, and accordingly, we do not record a contract asset for completed, non-distinct performance obligations prior to invoicing the customer.

We recognize revenue in accordance with ASC 606 using the following five steps to identify revenues:

(1)	Identify the contract with the Customer. Our customary practice is to obtain written evidence, typically in the form of a contract or purchase order.

(2)	Identify the performance obligations in the contract. We have rights to payment when services are completed in accordance with the underlying contract, or for the sale of goods when custody is transferred to our customers either upon delivery to our customers’ locations, with no right of return or further obligations.

(3)	Determination of the transaction price. Prices are typically fixed, and no price protections or variables are offered.

(4)	Allocation of the transaction price to the performance obligations in the contract. Transaction prices are typically allocated to the performance obligations outlined in the contract.

(5)	Recognize Revenue when (or as) the entity satisfies a performance obligation. We typically require a retainer for all or a portion of the goods or services to be delivered. We recognize revenue as the performance obligations detailed in the contract are met.

Advances from Client deposits are contract liabilities with customers that represent our obligation to either transfer goods or services in the future or refund the amount received. Where possible, we obtain retainers to lessen our risk of non-payment by our customers. Advances from Clients' deposits are recognized as revenue as we meet specified performance obligations as detailed in the contract.

Product and Equipment Sales

Revenue from product and equipment sales, including delivery fees, is recognized when an order has been obtained from the customer, the price is fixed and determinable when the order is placed, the product is delivered, the title has been transferred, and collectability is reasonably assured. Generally, our suppliers drop-ship orders to our clients with destination terms. The Company realizes revenue upon delivery to the customer. Given the facts that (1) our customers exercise discretion in determining the timing of when they place their product order; and, (2) the price negotiated in our product sales contracts is fixed and determinable at the time the customer places the order, we are not of the opinion that our product sales indicate or involve any significant financing that would materially change the amount of revenue recognized under the contract, or would otherwise contain a significant financing component for us or the customer under FASB ASC Topic 606. During the six months that ended June 30, 2023, and 2022, sales returns were $0.

14

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Consulting Services

We also generate revenues from professional services consulting agreements. These arrangements are generally entered into: (1) on an hourly basis for a fixed fee; or (2) on a contingent fee basis. Generally, we require a complete or partial prepayment or retainer prior to performing services. For hourly-based fixed-fee service contracts, we utilize and rely upon the proportional performance method, which recognizes revenue as services are completed. Under this method, to determine the amount of revenue to be recognized, we calculate the amount of completed work in comparison to the total services to be provided under the arrangement or deliverable. We segregate upon entry into a contract any advances or retainers received from clients for fixed fee hourly services into a separate “Advances from Clients account and only recognize revenues as we incur and charge billable hours, and then deposit the funds earned into our operating account. Because our hourly fees for services are fixed and determinable and are only earned and recognized as revenue upon actual performance, we are of the opinion that such arrangements are not an indicator of a vendor or customer-based significant financing that would materially change the amount of revenue we recognize under the contract or would otherwise contain a significant financing component under FASB ASC Topic 606.

Occasionally, our fixed-fee hourly engagements are recognized under the completed performance method. Some fixed fee arrangements are for the completion of a final deliverable or act which is significant to the arrangement. These engagements do not generally exceed a one-year term. If the performance is for a final deliverable or act, we recognize revenue under the completed performance method, in which revenue is recognized once the final act or deliverable is performed or delivered for a fixed fee. Revenue recognition is affected by several factors that change the estimated amount of work required to complete the deliverable, such as changes in scope, timing, awaiting notification of license award from local government, and the level of client involvement. Losses, if any, on fixed-fee engagements are recognized in the period in which the loss first becomes probable and reasonably estimable. FASB ASC Topic 606 provides a practical expedient to disregard the effects of a financing component if the period between payment and performance is one year or less. As our fixed fee hourly engagements do not exceed one year, no significant customer-based financing is implicated under FASB ASC Topic 606. During the six months ended June 30, 2023, and 2022, we incurred no losses from fixed fee engagements that terminate prior to completion. We believe that if an engagement terminates prior to completion, we can recover the costs incurred related to the services provided.

We primarily enter arrangements for which fixed and determinable revenues are contingent and agreed upon, achieving a pre-determined deliverable or future outcome. Any contingent revenue for these arrangements is not recognized until the contingency is resolved and collectability is reasonably assured.

Our arrangements with clients may include terms to deliver multiple services or deliverables. These contracts specifically identify the services to be provided with the corresponding deliverable. The value for each deliverable is determined based on the prices charged when each element is sold separately or by other vendor-specific objective evidence (“VSOE”) or estimates of stand-alone selling prices. Revenues are recognized in accordance with our accounting policies for the elements as described above (see Product Sales). The elements qualify for separation when the deliverables have value on a stand-alone basis, and the value of the separate elements can be established by VSOE or an estimated selling price.

While assigning values and identifying separate elements requires judgment, selling prices of the separate elements are generally readily identifiable as fixed and determinable as we also sell those elements individually outside of a multiple services engagement. Contracts with multiple elements typically incorporate a fixed-fee or hourly pricing structure. Arrangements are typically terminable by either party upon sufficient notice or do not include provisions for refunds relating to services provided.

Reimbursable expenses, including those relating to travel, other out-of-pocket expenses, and any third-party costs, are included as a component of revenues. Typically, an equivalent amount of reimbursable expenses is included in total direct client service costs. Reimbursable expenses related to time and materials and fixed-fee engagements are recognized as revenue in the period in which the expense is incurred and collectability is reasonably assured. Taxes collected from customers and remitted to governmental authorities are recognized as liabilities and paid to the appropriate government entities.

15

 AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Cannabis Sales

Revenues consist of the retail sale of cannabis and related products. Revenue is recognized at the point of sale for retail customers. Payment is typically due upon transferring the goods to the customer or within a specified time permitted under the Company’s credit policy. Sales discounts were not material during the six months ended June 30, 2023.

Loyalty Reward Program

The Company offers a loyalty reward program to its dispensary customers that provides a discount on purchases based on the total purchase amount at the time of purchase. Management has determined that there is no separate performance obligation to the reward program, i.e., the accumulation and redemption of points, and as such, the Company recognizes the revenue at the time of purchase.

Costs of Revenues

The Company’s policy is to recognize costs of revenue in the same manner in conjunction with revenue recognition. Cost of revenue includes the costs directly attributable to revenue recognition and includes compensation and fees for services, travel, and other expenses for services and costs of products and equipment. Selling, general and administrative expenses are charged to expense as incurred.

Advertising and Promotion Costs

Advertising and Promotion costs are included as a component of selling and marketing expense and are expensed as incurred. During the six months ended June 30, 2023, and 2022, these expenses were $117,384 and $101,527, respectively.

Shipping and Handling Costs

For product and equipment sales, shipping and handling costs are included as a component of cost of revenues.

Stock-Based Compensation

Restricted shares are awarded to employees and entitle the grantee to receive shares of common stock at the end of the established vesting period. The grant's fair value is based on the stock price on the grant date. We recognize related compensation costs on a straight-line basis over the requisite vesting period of the award, which has been one year from the grant date. During the six months ended June 30, 2023, and 2022, stock-based compensation expense for restricted shares for Company employees was $17,021 and $65,309, respectively.

Research and Development

As a component of our equipment and supplies offerings, from time to time, we design and develop our own proprietary products to meet demand in markets where current offerings are insufficient. These products include but are not limited to The Satchel™, Cultivation Cube™, So-Hum Living Soils™, and the HDCS™. Costs associated with the development of new products are expensed as incurred as research and development operating expenses. During the six months ending June 30, 2023, and 2022, our research and development costs were de minimis.

16

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Income Taxes

The Company’s corporate status changed from an S Corporation, which it had been since its inception, to a C Corporation during the year ended December 31, 2014. As provided in Section 1361 of the Internal Revenue Code, for income tax purposes, S Corporations are not subject to corporate income taxes; instead, the owners are taxed on their proportionate share of the S Corporation’s taxable income. We recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns in accordance with applicable accounting guidance for accounting for income taxes, using currently enacted tax rates in effect for the year in which the differences are expected to reverse. We record a valuation allowance when necessary to reduce deferred tax assets to the amount expected to be realized. For the year ended December 31, 2022, due to cumulative losses since our corporate status changed, we recorded a valuation allowance against our deferred tax asset that reduced our income tax benefit for the period to zero. As of June 30, 2023, and December 31, 2022, we had no liabilities related to federal or state income taxes, and the carrying value of our deferred tax asset was zero.

Due to its cannabis operations, the Company is subject to the limitations of Internal Revenue Code (“IRC”) Section 280E, under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

Net Loss Per Common Share

The Company reports net loss per common share in accordance with FASB ASC 260, “Earnings per Share”. This statement requires a dual presentation of basic and diluted earnings with a reconciliation of the numerator and denominator of the earnings per share computations. Basic net loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period and excludes the effects of any potentially dilutive securities. Diluted earnings per share is equal to basic earnings per share because there are no potential dilatable instruments that would have an anti-dilutive effect on earnings. Diluted net loss per share gives effect to any dilutive potential common stock outstanding during the period. The computation does not assume conversion, exercise, or contingent exercise of securities since that would have an anti-dilutive effect on earnings.

Related Party Transactions

The Company follows FASB ASC subtopic 850-10, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Pursuant to ASC 850-10-20, related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

17

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Impact of COVID-19 Pandemic

On March 11, 2020, the World Health Organization declared the current coronavirus (“COVID-19”) outbreak to be a global pandemic. In response to this declaration and the rapid spread of COVID-19 within the United States, federal, state and local governments throughout the country have imposed varying degrees of restrictions on social and commercial activity to promote social distancing in an effort to slow the spread of the illness. These measures had a significant adverse impact on many sectors of the economy, including retail commerce.

In response to state and local measures and for the protection of both employees, the Company made required changes to operations, which did not have a material impact on operations or the financial condition of the Company.

While the state and local governments have eased restrictions on restrictions and activities, it is possible that a resurgence in COVID-19 cases could prompt a return to or new tighter restrictions to be instituted in the future. The Company is not aware of any specific event or circumstance that would require an update to its estimates or judgments or a revision of the carrying value of its assets or liabilities as of the date of issuance of these unaudited condensed consolidated financial statements.

Recent Accounting Pronouncements

The Company does not believe that any recently issued effective pronouncements, or pronouncements issued but not yet effective if adopted, would have a material effect on the accompanying unaudited condensed consolidated financial statements.

18

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Note 4. Naturaleaf Asset Acquisition

On April 30, 2021, the Company closed its acquisition of the assets of Medihemp, LLC, and its wholly owned subsidiary SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc., each an entity organized and operating under the laws of the State of Colorado, and all doing business as “Naturaleaf” in the medicinal cannabis industry in Colorado.

Naturaleaf agreed to sell or assign to the Company the following assets:

1.	Three Medical Marijuana (MMC) Store Licenses;

2.	One Marijuana Infused Product Licenses (MIPS); and,

3.	One Option Premises Cultivation License (OPC); and,

4.	Related real property assets, goodwill, and related business assets.

The aggregate consideration paid for the Assets was $2,890,000, which consisted of (i) a cash payment of $1,100,000, (ii) the issuance of a promissory note to the owner of Naturaleaf in the principal amount of $1,100,000 (the “Seller Note”), and (iii) the issuance of 3,000,000 shares of the Company’s restricted common stock valued at $0.23 per share or $690,000.

On April 29, 2022, the Company and Naturaleaf amended the promissory note to restructure the payment schedule ("First Amendment"). The parties agreed that in consideration of the Company's payment of $550,000, and outstanding interest of $110,000, a new promissory note with a maturity date of April 29, 2023, in the principal amount of $550,000 and 12% interest accruing annually, would resolve all Company payments of the purchase price. The parties entered into the First Amendment, and the Company paid the consideration of $550,000 in principal and $110,000 in interest.

On June 8, 2023, the Company and Naturaleaf amended the promissory note ("Second Amendment") to restructure the remaining payments due to be made by the Company under the amended Note, totaling principal and interest of $651,162.50 ("Second Amendment"). Pursuant to the Second Amendment, the Company agreed to pay $150,000 by June 30, 2023; $100,000 by July 31, 2023; and the balance by May 1, 2024. The Company made both payments and granted Naturaleaf a first-priority lien and security interest on the assets of the Registrant, securing the payment and performance of the payment schedule.

The asset acquisition was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of Medihemp LLC and Medical Cannabis Caregivers, Inc.’s (hereafter “Naturaleaf’s”) assets acquired and conformed the accounting policies of Naturaleaf to its own accounting policies. The Company expenses certain legal, auditing and licensing costs with the acquisition of $83,095.

As part of the acquisition, the owners of Naturaleaf retained the outstanding cash balance on the date of the acquisition and had agreed to the payment of all outstanding accounts payables and related party advances.

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At December 31, 2022, the Company performed an evaluation of Naturaleaf tangible and intangible assets and goodwill as of the acquisition date. The following table summarizes the final fair value allocation of the purchase price as of April 30, 2021:

Current Assets	$15,000
Inventory	72,172
Property, Plant and Equipment	26,715
Other Assets	6,000
Total Tangible Assets	119,887

Tradenames and Trademarks	660,000
Licenses	800,000
Total Intangible Assets	1,460,000

Goodwill	1,332,113
Total Consideration	$2,912,000

Goodwill from the acquisition primarily relates to the future economic benefits arising from the assets acquired, the assembled workforce acquired and synergies between the cultivation and retail operations and is consistent with the Company’s stated intentions and strategy. Other assets include inventory and fixed assets.

On May 31, 2023, the Company sold Colorado State License No. 402-01065 (Medical Marijuana Store); City of Colorado Springs License No. 0850714L in exchange for $100,000. The transaction's closing is pending approval by the Colorado Marijuana Enforcement Division. As of May 31, 2023, the Company discontinued its operations at the Palmer Park Boulevard, Ste. A, Colorado Springs, CO location. The Company will continue to rent the facility on a month-to-month tenancy pending final regulatory approval from the Colorado Marijuana Enforcement Division concerning the change of ownership.

During the six months ended June 30, 2023, and 2022, the Company recognized an amortization expense of $112,449 and $72,520, respectively.

20

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Note 5. Accounts Receivable and Advance from Clients

Accounts receivable were comprised of the following:

	June 30, 2023	December 31, 2022
Accounts Receivable – Trade	$293,304	$469,111
Less: Allowance for Doubtful Accounts	(4,071)	(4,071)
Accounts Receivable, net	$289,233	$465,040

The Company had bad debt expenses during the six months ended June 30, 2023, and 2022 were $12,000 and $0, respectively.

21

21

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Our Advances from Clients had the following activity:

	June 30, 2023	December 31, 2022
Beginning Balance	$195,495	$111,892
Additional deposits received	306,409	691,769
Less: Deposits recognized as revenue	(346,141)	(522,663)
Ending Balance	$156,213	$280,705

Note 6. Inventory

Inventory consisted of the following:

	June 30, 2023	December 31, 2022
Raw Materials - Soil	$19,752	$38,464
Work In Process - Cultivation	429,737	206,306
Finished Goods - Soil	19,940	66,557
Finished Goods - Cannabis Retail	38,860	41,644
Total Inventory	$508,289	$352,971

Note 7. Property and Equipment, net

Property and equipment, net, was comprised of the following:

	June 30, 2023	December 31, 2022
Office equipment	$47,380	$47,380
Software	13,204	13,204
Furniture and Fixtures	2,328	2,328
Machinery and Equipment	517,510	364,520
Property and equipment, gross	$580,423	$427,432
Less: Accumulated Depreciation	(142,432)	(113,650)
Property and equipment, net	$437,990	$313,782

22

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Note 8. Intangibles Assets, Net

A significant amount of the Company’s current identified intangible assets were assumed upon consummation of the Naturaleaf acquisition on April 30, 2021. The Company has incurred capitalizable costs in connection with patent applications that it started work on. Identified intangible assets consisted of the following at the dates indicated below:

	June 30, 2023
	Gross carrying amount	Accumulated amortization	Carrying value	Estimated useful life
Licenses	$800,000	($161,219)	$638,781	15 years
Brand	$660,000	($186,669)	$473,331	5 years
Patent Applications	$18,464	—	$18,464	—
Total intangible assets, net	$1,478,464	($347,888)	$1,130,576

	December 31, 2022
	Gross carrying amount	Accumulated amortization	Carrying value	Estimated useful life
Licenses	$818,464	($134,522)	$683,912	15 years
Brand	$660,000	($120,670)	$539,330	5 years
Total intangible assets, net	$1,488,464	($255,222)	$1,233,242

The weighted-average amortization period for intangible assets we acquired during the year ended December 31, 2022, was approximately 11.47 years. No intangible assets were acquired during the six months ending June 30, 2023.

Amortization expense for intangible assets was $121,449 and $72,520  for the six months ended June 30, 2023 and 2022, respectively. The total estimated amortization expense for our intangible assets for the years 2022 through 2026 is as follows:

5 years	License	Brand	Total
2022	25,000.00	45,000	70,000.00
2023	33,333.33	60,000	93,333.33
2024	33,333.33	60,000	93,333.33
2025	33,333.33	60,000	93,333.33
2026	33,333.33	20,000	53,333.33
Thereafter	311,111.35		311,111.35
	652,885.76	471,669	1,124,555.07

23

Note 9. Accrued and Other Current Liabilities

Accrued and other current liabilities consisted of the following:

	June 30, 2023	December 31, 2022
Accrued Interest	$91,431	$39,130
Accrued Payroll	32,367	22,029
Sales Tax Payable	11,523	3,931
Other Accrued Expenses & Payables	392,460	168,258
Accrued and other current liabilities	$440,031	$233,248

Note 10. Stock Payable

The following summarizes the changes in common stock payable:

Amount
December 31, 2022	$74,342
Additional Expenses Incurred
Payments Upon Issuance of Shares	—
June 30, 2023	$74,342

Note 11. Operating Lease Right-of-Use Asset/Operating Lease Liability

The Company leases property under operating leases. Property leases include retail and cultivation space with fixed rent payments and lease terms ranging from one to two years. The Company is obligated to pay the lessor for maintenance, real estate taxes, insurance, and other operating expenses on certain property leases. These expenses are variable and are not included in the measurement of the lease asset or lease liability. These expenses are recognized as variable rent expense when incurred.

The Company’s lease portfolio consists of the following.

As a result of our acquisition of Naturaleaf, we assumed the following leases and contingent extensions:

o	1004 S. Tejon Street, Colorado Springs, CO 80903; The Company assumed a lease originally entered into on February 12, 2016, which was the subject of an extension agreement dated April 5, 2022. The term of the lease was extended from May 1, 2022, until April 30, 2027. The Company's monthly rental payments from January 1, 2022, to May 1, 2022, were $3,700. From May 1, 2022, through the year ending December 31, 2022, monthly rent was $3,875. Remaining rental payments due for the extended period are: May 1, 2022, to April 30, 2023, $3,875 May 1, 2023, to April 30, 2024, $4,050 May 1, 2024, to April 30, 2025, $4,225 May 1, 2025, to April 30, 2026, $4,400 May 1, 2026, to April 30, 2027, $4,575

May 1, 2022 to April 30, 2023	$3,875
May 1, 2023 to April 30, 2024	$4,050
May 1, 2024 to April 30, 2025	$4,225
May 1, 2025 to April 30, 2026	$4,400
May 1, 2026 to April 30, 2027	$4,575

o	2727 Palmer Park Blvd. Suite A, Colorado Springs, CO 80909 subject to a month-to month lease with a monthly rent of $5,000.

o	5870 Lehman Drive Suite 200, Colorado Springs, CO 80918 The Company and landlord previously entered into a lease in 2017 which expired December 31, 2022. At December 31, 2022, the Company's monthly rent was $2,732. On April 26, 2022, the Company and landlord entered into an extension agreement which extended the tenancy from January 1, 2023 through January 1, 2027. Rental payments due for the extended period are: January 1, 2023 $2,898 January 1, 2024 $2,985 January 1, 2025 $3,075 January 1, 2026 $3,167 January 1, 2027 $3,262

January 1, 2023	$2,898
January 1, 2024	$2,985
January 1, 2025	$3,075
January 1, 2026	$3,167
January 1, 2027	$3,262

o	2611 Durango Drive, CO Springs, CO. The Company and landlord entered a lease on March 10, 2021, which terminated on May 31, 2022. On June 23, 2021, the Company and landlord entered an extension of the lease for a term of thirty-six months, beginning June 1, 2022, and terminating on June 1, 2024. On December 31, 2022, the monthly rent was $11,000. Rental payments due for the extended period are: June 1, 2022, to June 1, 2023, $11,000 June 1, 2023, to June 1, 2024, $11,880 June 1, 2025, to June 1, 2025, $12,830

June 1, 2022 to June 1, 2023	$11,000
June 1, 2023 to June 1, 2024	$11,880
June 1, 2025 to June 1, 2025	$12,830

On July 12, 2022, the Company entered into an accommodation for office space, effective September 1, 2022, located at 200 Union St., Suite 200, Lakewood, CO 80228. The accommodation creates no tenancy, leasehold or other real property interest concerning the Registrant. The Registrant's telephone number is unchanged. We determined under ASC 842, due to the nature of the accommodation, that the membership agreement met the criteria of ASC 842-20-25-2, and as such, it was not necessary to capitalize the accommodation, and the membership fee will be recognized on a monthly straight-line basis.

On May 1, 2021, as part of the Naturaleaf Acquisition, leases for grow facilities and dispensaries were assigned to the Company. These leases were determined to be operating leases under ASC 842, and such leases were capitalized. It was determined that the Tejon lease, due to the short-term nature of the lease, met the criteria of ASC 842-20-25-2 and as such it was not necessary to capitalize the lease, and rent would be recognized on a straight-line basis.

The Company records the lease asset and lease liability at the present value of lease payments over the lease term. The leases typically do not provide an implicit rate; therefore, the Company uses its estimated incremental borrowing rate at the time of lease commencement to discount the present value of lease payments. The Company’s discount rate for operating leases on June 30, 2023, was 12.5%. Leases often include rental escalation clauses, renewal options, and/or termination options that are factored into the determination of lease payments when appropriate. Lease expense is recognized on a straight-line basis over the lease term to the extent that collection is considered probable. As a result, the Company has been recognizing rents as they become payable.

As of June 30, 2023, the aggregate remaining annual lease payments of operating leases liabilities are as follows:

Operating Leases
2023	581,108
Total	581,108
Less: amount representing interest	(—)
Present value of future minimum lease payments	581,108
Less: current obligations under leases	175,611
Long-term lease obligations	$(405,497)

24

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Note 12. Loans Payable

Naturaleaf Seller Note

As part of the Naturaleaf Acquisition, the Company issued a promissory note to the owner of Naturaleaf in the principal amount of $1,100,000 (the “Seller Note”). The note originally had a term of 1 year with a due date of April 30, 2022, and did not require any payments prior to the due date. The note had an annual interest rate of 10%.

On April 30, 2022, the Company entered into an Amendment ("First Amendment") to the Asset Purchase Agreement to amend the Seller Note as follows; the due date of the Note was extended to April 30, 2023, and interest will accrue on the outstanding principal at a rate of 12.5%. In addition, the Company agreed to pay all accrued interest at April 30, 2022, and make a principal payment of $500,000. On April 29, 2022, principal in the amount of $550,000 and accrued interest of $110,000 was paid. At June 30, 2022, principal in the amount of $550,000 was outstanding, and interest of $9,493 had been accrued.

On June 8, 2023, the Company and Naturaleaf amended the promissory note to restructure the remaining payments due to be made by the Company under the amended Note, totaling principal and interest of $651,162.50 ("Second Amendment"). Pursuant to the Second Amendment, the Company agreed to pay $150,000 by June 30, 2023; $100,000 by July 31, 2023; and the balance by May 1, 2024. The Company made both payments and granted Naturaleaf a first-priority lien and security interest on the assets of the Registrant, securing the payment and performance of the payment schedule.

Note 13. Related Party Transactions

On February 14, 2023, the Company issued a second promissory note in exchange for $100,000 to its CEO and CFO Ellis Smith. The note is not convertible and matures on August 14, 2023. The note carries 15% interest per annum.

On November 22, 2022, the Company issued a promissory note to Ellis Smith in exchange for $150,000. Interest on the note is 15% per annum. The note has a maturity date of May 21, 2023. If not paid within ten days of maturity, the note contains default interest of 18% per annum and a late charge penalty of 5% of the principal amount due.

25

 AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Note 14. Stock-Based Compensation

During the six months ending June 30, 2023, the Company issued no stock-based compensation for employees and service providers per its 2015 Equity Incentive Plan.

26

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Note 15. Shareholders’ Equity

Preferred Stock

American Cannabis Company, Inc. is authorized to issue 5,000,000 shares of preferred stock at $ 0.00001 par value. No shares of preferred stock were issued and outstanding at June 30, 2023, and December 31, 2022, respectively.

Common Stock

American Cannabis Company, Inc. is authorized to issue 500,000,000 shares of common stock at 0.00001 par value. At June 30, 2023, 92,152,938 shares were outstanding.

During the three and six months ended June 30, 2023, the Company issued no shares of common stock.

During the six months ended June 30, 2022, the Company issued 2,175,000 restricted shares valued at $43,500 granted during the fiscal year ending December 31, 2022.

Net Loss Per Share

Basic net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the reporting period. Diluted net loss per share is computed similarly to basic loss per share, except that it includes the potential dilution that could occur if dilutive securities are exercised.

Outstanding stock options and common stock warrants are considered anti-dilutive because we are in a net loss position.  Accordingly, the number of weighted average shares outstanding for basic and fully diluted net loss per share are the same. At June 30, 2023, the Company did not have any warrants or options issued and outstanding.

Note 16. Commitments and Contingencies

Legal

In the ordinary course of its business, the Company becomes involved in various legal proceedings involving a variety of matters. The Company does not believe there are any pending legal proceedings that will have a material adverse effect on the Company’s business, consolidated financial position, results of operations, or cash flows. However, the outcome of such legal matters is inherently unpredictable and subject to significant uncertainties. The Companies expenses legal fees in the period in which they are incurred.

27

AMERICAN CANNABIS COMPANY, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2023 AND 2022

Note 17. Subsequent Events

In accordance with ASC 855-10, the Company has analyzed its operations after unaudited consolidated financial statements were available to be issued and determined that there were no other significant subsequent events or transactions that would require recognition or disclosure in the unaudited condensed consolidated financial statements for the six months ended June 30, 2023, and did not find any events.

28